UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5867
                                                      --------

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: JULY 31
                                                 -------

                      Date of reporting period: 07/31/2006
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


JULY 31, 2006, AS RESTATED
                                                  [LOGO]
--------------------------------------------------------------------------------
      Oppenheimer                                               Management
      Rochester National                                       Commentaries
      Municipals                                                    and
                                                              Annual Report
--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

          Market Recap and Outlook

          Listing of Top Holdings

      ANNUAL REPORT                        [GRAPHIC]

          Fund Performance Discussion

          Listing of Investments

          Financial Statements

      "IT'S A GREAT HONOR TO WIN INDUSTRY AWARDS--AND OUR INVESTMENT TEAM HAS WON MANY ACROSS THE YEARS--BUT THE REAL REWARD HAS COME FROM USING OUR CONTRARIAN, VALUE-BASED 'ROCHESTER STYLE' OF FUND MANAGEMENT TO CREATE TAX-ADVANTAGED INCOME FOR INVESTORS."

               - RONALD H. FIELDING, Chief Strategist, Senior Vice President
                    and Senior Portfolio Manager, OPPENHEIMERFUNDS/ROCHESTER

                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN INDUSTRIES 1
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                                21.4%
--------------------------------------------------------------------------------
Airlines                                                                   12.5
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  6.9
--------------------------------------------------------------------------------
Multifamily Housing                                                         6.2
--------------------------------------------------------------------------------
Special Assessment                                                          6.1
--------------------------------------------------------------------------------
Hospital/Healthcare                                                         6.0
--------------------------------------------------------------------------------
Electric Utilities                                                          5.6
--------------------------------------------------------------------------------
Single Family Housing                                                       4.3
--------------------------------------------------------------------------------
General Obligation                                                          3.9
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               3.4

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are based on total market value of investments.

--------------------------------------------------------------------------------

CREDIT ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

      AAA                                  19.4%
      AA                                    4.9
      A                                     4.0
      BBB                                  29.7
      BB                                    7.5
      B                                     8.6
      CCC                                   3.0
      C                                     1.2
      Not Rated                            21.7

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than C. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

--------------------------------------------------------------------------------

1. Restated. For information, please refer to Note 9 to the Fund's Financial Statements included within.


                 12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 1 Oppenheimer Rochester National Municipals succeeded in generating highly attractive yields for shareholders during this report period. As of July 31, 2006, Oppenheimer Rochester National Municipals' Class A shares provided a distribution yield of 5.49% without sales charges. Lipper Analytical Services Inc.--an independent mutual fund rating service--reported an average distribution yield of 4.43% among the 81 funds in its High Yield Municipal Debt Funds category as of the same date. 2 Yields generated by holdings diversified over a wide variety of credit qualities and industry sectors, also generated the Fund's positive total return during this report period. As of July 31, 2006, the Fund's Class A shares generated a 1-year total return of 3.79% without sales charge. By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55%. 3

      In this reporting period, the Fund distributed 67.5 cents per Class A share. This included two monthly distributions of $0.060, four distributions of $0.054, three distributions of $0.056 and three distributions of $0.057 per Class A share; distributions for other share classes were adjusted accordingly. These adjustments were made in response to general market conditions and uncertainty caused by the Sept. 14, 2005, bankruptcy filings of Delta Air Lines and Northwest Airlines. In particular, the municipal bond market experienced "credit spread tightening" throughout this report period as the difference between yields on lower-rated and higher-rated municipals securities decreased. Concurrently, the difference between yields on shorter-and longer-term municipal securities declined. These two market conditions created pressure on the Fund's monthly dividend distribution.

      During this report period, there was also some concern about the Fund's holdings in the municipal bonds that were issued to finance airline facilities and backed by payments from Delta and Northwest. The airlines made payments on a few of the Fund's holdings, relieving some of the dividend pressure this report period. The monthly distribution was raised by $0.002 in February and by an additional $0.001 in May, and other distributions for other share classes were adjusted accordingly. We have substantially retained the Fund's holdings in these bonds in the belief that the facilities they finance remain necessary in the

1. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 9 to the Fund's Financial Statements included within.

2. Lipper. Lipper calculations do not include sales charges which, if included, would reduce results.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                 13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

ongoing operations of each airline. We continue to monitor the situation closely, since both companies have made legal motions that could weaken the bondholders' position; the final outcome remains uncertain at this time, and we believe will vary markedly across the different positions held by the Fund.

      Airline-backed bonds made up 12.5% of the Fund's holdings as of July 31, 2006, and these holdings, in aggregate, have positively contributed to total return for Fund shareholders. Bonds backed by payments from American Airlines make up the overwhelming majority of airline sector bonds in which the Fund invests. During this report period, the Fund's holdings backed by payments from American Airlines and Continental Airlines have generated strong performance as the companies have reported quarterly profits after years of losses. The strength of these holdings in this report period has more than adequately compensated for periodic weakness in holdings backed by Delta and Northwest.

      In general, the underlying financial condition of the airline industry continues to improve despite persistently high fuel prices. Particularly for American Airlines and Continental Airlines, capacity control, passenger volumes and increased fares have combined to the companies' economic advantage. We believe that the Fund's overall benefit from airline-backed municipal bonds demonstrates the benefits of spreading investments across a broad range of bonds, and of professional portfolio management.

      The Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 21.4% of Fund investments as of July 31, 2006, have contributed strongly to the Fund's yield and total return performance during this period. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      During this period the litigation environment has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      MSA bond prices rose early in the report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During


                 14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS this report period $310 million in MSA-backed bonds issued in the State of Iowa were pre-refunded, and their prices rose. As a result, holdings in this issue contributed to the Fund's favorable relative total return for the period. After the pre-refunding event, the Fund sold its holdings at a gain over their purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      Fund holdings in bonds backed by payments from Asarco Mining detracted from performance after that company filed for bankruptcy protection early in this report period. These bonds have been sold. The Fund has retained a small position in bonds issued to finance pollution control measures and backed by payments from General Motors Corp. ("GM"). Standard & Poor's, Moody's Investors Service and Fitch Ratings downgraded General Motors to below investment grade in the past 12 months, and all three maintain a negative outlook on the automaker. The Fund's investment in these bonds comprised approximately 1.8% of its assets at the end of the period, and the greatest share of these were floating-rate bonds that can be redeemed upon two weeks' notice. Because of their large yields, the Fund's net return from these investments has been positive even though their prices have declined. While the outlook for GM remains clouded, these carefully selected holdings have provided an income benefit for the Fund's shareholders.

      The Fund has increased its holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates; stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities generated less income than in previous periods but their yields remained higher than market rates. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer


                 15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

attractive yields, and to monitor developing market conditions. Notwithstanding changes in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions change. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                 16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer
                         Rochester National       Lehman Brothers
                        Municipals (Class A)   Municipal Bond Index
   07/31/1996                    9,525                10,000
   10/31/1996                    9,735                10,252
   01/31/1997                    9,905                10,415
   04/30/1997                    9,930                10,458
   07/31/1997                   10,419                11,025
   10/31/1997                   10,561                11,123
   01/31/1998                   10,887                11,468
   04/30/1998                   10,848                11,430
   07/31/1998                   11,099                11,686
   10/31/1998                   11,332                12,014
   01/31/1999                   11,529                12,231
   04/30/1999                   11,527                12,224
   07/31/1999                   11,250                12,022
   10/31/1999                   10,869                11,802
   01/31/2000                   10,722                11,787
   04/30/2000                   11,033                12,112
   07/31/2000                   11,394                12,541
   10/31/2000                   11,652                12,806
   01/31/2001                   12,125                13,353
   04/30/2001                   12,127                13,369
   07/31/2001                   12,536                13,804
   10/31/2001                   12,845                14,151
   01/31/2002                   12,811                14,140
   04/30/2002                   13,097                14,305
   07/31/2002                   13,399                14,731
   10/31/2002                   12,723                14,982
   01/31/2003                   12,600                15,196
   04/30/2003                   12,858                15,519
   07/31/2003                   13,715                15,262
   10/31/2003                   14,786                15,748
   01/31/2004                   15,687                16,136
   04/30/2004                   15,417                15,935
   07/31/2004                   15,468                16,145
   10/31/2004                   16,367                16,698
   01/31/2005                   17,305                16,919
   04/30/2005                   18,016                17,021
   07/31/2005                   18,866                17,169
   10/31/2005                   18,185                17,121
   01/31/2006                   18,812                17,398
   04/30/2006                   19,124                17,388
   07/31/2006                   19,580                17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -1.14%           5-Year 8.27%            10-Year 6.95%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                 17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer
                         Rochester National         Lehman Brothers
                        Municipals (Class B)     Municipal Bond Index
   07/31/1996                   10,000                  10,000
   10/31/1996                   10,201                  10,252
   01/31/1997                   10,351                  10,415
   04/30/1997                   10,367                  10,458
   07/31/1997                   10,856                  11,025
   10/31/1997                   10,983                  11,123
   01/31/1998                   11,299                  11,468
   04/30/1998                   11,239                  11,430
   07/31/1998                   11,476                  11,686
   10/31/1998                   11,695                  12,014
   01/31/1999                   11,875                  12,231
   04/30/1999                   11,850                  12,224
   07/31/1999                   11,545                  12,022
   10/31/1999                   11,123                  11,802
   01/31/2000                   10,962                  11,787
   04/30/2000                   11,259                  12,112
   07/31/2000                   11,604                  12,541
   10/31/2000                   11,844                  12,806
   01/31/2001                   12,301                  13,353
   04/30/2001                   12,280                  13,369
   07/31/2001                   12,670                  13,804
   10/31/2001                   12,957                  14,151
   01/31/2002                   12,899                  14,140
   04/30/2002                   13,161                  14,305
   07/31/2002                   13,448                  14,731
   10/31/2002                   12,770                  14,982
   01/31/2003                   12,646                  15,196
   04/30/2003                   12,904                  15,519
   07/31/2003                   13,765                  15,262
   10/31/2003                   14,840                  15,748
   01/31/2004                   15,744                  16,136
   04/30/2004                   15,473                  15,935
   07/31/2004                   15,524                  16,145
   10/31/2004                   16,427                  16,698
   01/31/2005                   17,368                  16,919
   04/30/2005                   18,082                  17,021
   07/31/2005                   18,934                  17,169
   10/31/2005                   18,252                  17,121
   01/31/2006                   18,881                  17,398
   04/30/2006                   19,194                  17,388
   07/31/2006                   19,652                  17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year -1.94%           5-Year 8.20%            10-Year 6.99%


                 18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer
                         Rochester National        Lehman Brothers
                        Municipals (Class C)    Municipal Bond Index
   07/31/1996                   10,000                10,000
   10/31/1996                   10,200                10,252
   01/31/1997                   10,346                10,415
   04/30/1997                   10,352                10,458
   07/31/1997                   10,841                11,025
   10/31/1997                   10,968                11,123
   01/31/1998                   11,284                11,468
   04/30/1998                   11,223                11,430
   07/31/1998                   11,461                11,686
   10/31/1998                   11,680                12,014
   01/31/1999                   11,861                12,231
   04/30/1999                   11,836                12,224
   07/31/1999                   11,530                12,022
   10/31/1999                   11,118                11,802
   01/31/2000                   10,946                11,787
   04/30/2000                   11,243                12,112
   07/31/2000                   11,590                12,541
   10/31/2000                   11,829                12,806
   01/31/2001                   12,288                13,353
   04/30/2001                   12,267                13,369
   07/31/2001                   12,658                13,804
   10/31/2001                   12,945                14,151
   01/31/2002                   12,886                14,140
   04/30/2002                   13,150                14,305
   07/31/2002                   13,428                14,731
   10/31/2002                   12,713                14,982
   01/31/2003                   12,577                15,196
   04/30/2003                   12,811                15,519
   07/31/2003                   13,640                15,262
   10/31/2003                   14,664                15,748
   01/31/2004                   15,530                16,136
   04/30/2004                   15,233                15,935
   07/31/2004                   15,254                16,145
   10/31/2004                   16,112                16,698
   01/31/2005                   17,004                16,919
   04/30/2005                   17,670                17,021
   07/31/2005                   18,469                17,169
   10/31/2005                   17,782                17,121
   01/31/2006                   18,346                17,398
   04/30/2006                   18,616                17,388
   07/31/2006                   19,024                17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year 2.02%    5-Year 8.49%    10-Year 6.64%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                 19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses.1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio 1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include certain financing expenses related to the Fund's investments in certain inverse floaters. Please refer to Note 9 to the Fund's Financial Statements included within.


                 21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               RESTATED
                                             BEGINNING         ENDING           EXPENSES
                                             ACCOUNT           ACCOUNT          PAID DURING
                                             VALUE             VALUE            6 MONTHS ENDED
                                             (2/1/06)          (7/31/06) 1      JULY 31, 2006 1
----------------------------------------------------------------------------------------------------
Class A Actual                               $1,000.00         $1,040.90        $ 7.36
-----------------------------------------------------------------------------------------------------
Class A Hypothetical                          1,000.00          1,017.60          7.28
-----------------------------------------------------------------------------------------------------
Class B Actual                                1,000.00          1,036.80         11.32
-----------------------------------------------------------------------------------------------------
Class B Hypothetical                          1,000.00          1,013.74         11.20
-----------------------------------------------------------------------------------------------------
Class C Actual                                1,000.00          1,037.00         11.22
-----------------------------------------------------------------------------------------------------
Class C Hypothetical                          1,000.00          1,013.84         11.10

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

                          RESTATED
CLASS                EXPENSE RATIOS 1
-------------------------------------
Class A                     1.45%
----------------------------------------
Class B                     2.23
----------------------------------------
Class C                     2.21

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 9 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                                        PREVIOUSLY REPORTED

                                             BEGINNING         ENDING           EXPENSES
                                             ACCOUNT           ACCOUNT          PAID DURING
                                             VALUE             VALUE            6 MONTHS ENDED
                                             (2/1/06)          (7/31/06)        JULY 31, 2006
----------------------------------------------------------------------------------------------------
Class A Actual                               $1,000.00         $1,040.90        $3.24
----------------------------------------------------------------------------------------------------
Class A Hypothetical                          1,000.00          1,021.62         3.21
----------------------------------------------------------------------------------------------------
Class B Actual                                1,000.00          1,036.80         7.20
----------------------------------------------------------------------------------------------------
Class B Hypothetical                          1,000.00          1,017.75         7.13
----------------------------------------------------------------------------------------------------
Class C Actual                                1,000.00          1,037.00         7.09
----------------------------------------------------------------------------------------------------
Class C Hypothetical                          1,000.00          1,017.85         7.03

                     PREVIOUSLY REPORTED
CLASS                   EXPENSE RATIOS
----------------------------------------
Class A                     0.64%
----------------------------------------
Class B                     1.42
----------------------------------------
Class C                     1.40

--------------------------------------------------------------------------------


                 22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--117.8%
----------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.4%
$     25,070,000   AL HFA (Single Family)                                         5.450%       10/01/2032    $   25,526,775
----------------------------------------------------------------------------------------------------------------------------
      15,635,000   AL IDA Solid Waste Disposal (Pine City Fiber Company)          6.450        12/01/2023        15,940,821
----------------------------------------------------------------------------------------------------------------------------
       7,380,000   AL IDA Solid Waste Disposal (Pine City Fiber Company)          6.450        12/01/2023         7,561,548
----------------------------------------------------------------------------------------------------------------------------
      11,000,000   AL Space Science Exhibit Finance Authority                     6.000        10/01/2025        10,749,310
----------------------------------------------------------------------------------------------------------------------------
       1,810,000   Andalusia-Opp, AL Airport Authority                            5.000        08/01/2026         1,811,955
----------------------------------------------------------------------------------------------------------------------------
         100,000   Bay Minette, AL Industrial Devel. Board (B.F. Goodrich)        6.500        02/15/2009           101,389
----------------------------------------------------------------------------------------------------------------------------
          50,000   Courtland, AL Industrial Devel. Board
                   (Champion International Corp.)                                 5.750        11/01/2027            51,176
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   Courtland, AL Industrial Devel. Board
                   (International Paper Company)                                  5.200        06/01/2025        10,070,400
----------------------------------------------------------------------------------------------------------------------------
          25,000   Mobile, AL Industrial Devel. Board
                   (International Paper Corp.)                                    6.450        05/15/2019            26,575
----------------------------------------------------------------------------------------------------------------------------
       2,200,000   Rainbow City, AL Special Health Care Facilities
                   Financing Authority (Regency Pointe) 1                         8.250        01/01/2031         1,100,374
----------------------------------------------------------------------------------------------------------------------------
          10,000   Selma, AL Industrial Devel. Board
                   (International Paper Company)                                  6.000        05/01/2025            10,525
----------------------------------------------------------------------------------------------------------------------------
          20,000   South Marengo County, AL Water & Fire
                   Protection Authority                                           7.700        05/01/2008            20,159
                                                                                                             --------------
                                                                                                                 72,971,007
----------------------------------------------------------------------------------------------------------------------------
ALASKA--0.3%
       7,250,000   AK HFC, Series C                                               5.200        12/01/2037         7,348,455
----------------------------------------------------------------------------------------------------------------------------
         260,000   AK Northern Tobacco Securitization Corp. (TASC)                5.375        06/01/2021           264,178
----------------------------------------------------------------------------------------------------------------------------
         605,000   AK Northern Tobacco Securitization Corp. (TASC)                5.500        06/01/2029           615,854
----------------------------------------------------------------------------------------------------------------------------
       5,170,000   AK Northern Tobacco Securitization Corp. (TASC)                6.500        06/01/2031         5,432,429
                                                                                                             --------------
                                                                                                                 13,660,916
----------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.1%
         325,000   Apache County, AZ IDA (Tucson Electric Power Company)          5.875        03/01/2033           325,143
----------------------------------------------------------------------------------------------------------------------------
          35,000   Apache Junction, AZ Fire District COP                          6.050        05/01/2008            35,140
----------------------------------------------------------------------------------------------------------------------------
       7,000,000   AZ Health Facilities Authority (American Baptist Estates)      7.750        11/15/2033         7,841,050
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Buckeye, AZ Watson Road Community Facilities District          5.750        07/01/2022         3,078,480
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   Buckeye, AZ Watson Road Community Facilities District          6.000        07/01/2030         5,167,600
----------------------------------------------------------------------------------------------------------------------------
         580,000   Coconino County, AZ Pollution Control
                   (Nevada Power Company)                                         6.375        10/01/2036           589,495
----------------------------------------------------------------------------------------------------------------------------
         810,000   Estrella, AZ Mountain Ranch Community Facilities District      5.625        07/15/2025           811,669
----------------------------------------------------------------------------------------------------------------------------
         400,000   Estrella, AZ Mountain Ranch Community Facilities District      5.800        07/15/2030           404,020
----------------------------------------------------------------------------------------------------------------------------
         500,000   Gladden Farms, AZ Community Facilities District 2              5.500        07/15/2031           500,555
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Goodyear, AZ IDA Water & Sewer
                   (Litchfield Park Service Company)                              6.750        10/01/2031         1,081,970
----------------------------------------------------------------------------------------------------------------------------
       5,120,000   Maricopa County, AZ IDA (Christian Care Apartments)            6.500        01/01/2036         5,354,086


                 23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ARIZONA Continued
$        130,000   Maricopa County, AZ IDA (Citizens Utilities Company)           6.200%       05/01/2030    $      128,567
----------------------------------------------------------------------------------------------------------------------------
       1,885,000   Maricopa County, AZ IDA (Immanuel Campus Care)                 8.500        04/20/2041         1,885,811
----------------------------------------------------------------------------------------------------------------------------
         355,000   Maricopa County, AZ IDA (Sun King Apartments)                  6.750        11/01/2018           323,139
----------------------------------------------------------------------------------------------------------------------------
         500,000   Maricopa County, AZ IDA (Sun King Apartments)                  6.750        05/01/2031           428,025
----------------------------------------------------------------------------------------------------------------------------
       3,820,000   Maricopa County, AZ IDA (Sun King Apartments)                  9.500        11/01/2031         3,781,800
----------------------------------------------------------------------------------------------------------------------------
         460,000   Merrill Ranch, AZ Community Facilities District
                   No. 1 Special Assessment Lien                                  5.250        07/01/2024           461,564
----------------------------------------------------------------------------------------------------------------------------
         390,000   Merrill Ranch, AZ Community Facilities District
                   No. 2 Special Assessment Lien                                  5.250        07/01/2024           391,326
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Merrill Ranch, AZ Community Facilities District
                   No. 2 Special Assessment Lien                                  5.300        07/01/2030         1,001,100
----------------------------------------------------------------------------------------------------------------------------
       1,050,000   Navajo County, AZ IDA (Stone Container Corp.)                  7.400        04/01/2026         1,076,145
----------------------------------------------------------------------------------------------------------------------------
       3,275,000   Phoenix, AZ IDA (America West Airlines)                        6.250        06/01/2019         3,340,860
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   Phoenix, AZ IDA (America West Airlines)                        6.300        04/01/2023         2,474,075
----------------------------------------------------------------------------------------------------------------------------
       1,605,000   Phoenix, AZ IDA (Royal Paper Converting)                       7.000        03/01/2014         1,536,081
----------------------------------------------------------------------------------------------------------------------------
          40,000   Phoneix, AZ Street & Highway                                   6.100        07/01/2011            40,074
----------------------------------------------------------------------------------------------------------------------------
         190,000   Pima County, AZ Devel. Authority
                   (Tucson Electric Power Company)                                6.100        09/01/2025           190,118
----------------------------------------------------------------------------------------------------------------------------
          25,000   Pima County, AZ IDA (Arizona Charter School)                   6.375        07/01/2031            25,858
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Pima County, AZ IDA (Desert Tech Schools)                      7.000        02/01/2024         1,010,720
----------------------------------------------------------------------------------------------------------------------------
       1,250,000   Pima County, AZ IDA (Facility Choice Education
                   & Devel. Corp.)                                                6.250        06/01/2026         1,259,450
----------------------------------------------------------------------------------------------------------------------------
       2,350,000   Pima County, AZ IDA (Facility Choice Education
                   & Devel. Corp.)                                                6.375        06/01/2036         2,368,518
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Pima County, AZ IDA (P.L.C. Charter Schools)                   6.750        04/01/2036         1,578,645
----------------------------------------------------------------------------------------------------------------------------
         250,000   Pima County, AZ IDA (Paradise Education Center)                5.875        06/01/2022           251,275
----------------------------------------------------------------------------------------------------------------------------
         550,000   Pima County, AZ IDA (Paradise Education Center)                6.000        06/01/2036           546,546
----------------------------------------------------------------------------------------------------------------------------
         280,000   Pima County, AZ IDA (Single Family Mtg.)                       6.200        11/01/2030           294,680
----------------------------------------------------------------------------------------------------------------------------
       1,650,000   Pinal County, AZ IDA (San Manuel Facility)                     6.250        06/01/2026         1,776,291
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Quail Creek, AZ Community Facilities District                  5.550        07/15/2030         1,513,770
----------------------------------------------------------------------------------------------------------------------------
       1,200,000   San Luis, AZ Facility Devel. Corp.
                   (Regional Detention Center)                                    7.250        05/01/2027         1,211,664
----------------------------------------------------------------------------------------------------------------------------
         710,000   Tucson & Pima Counties, AZ IDA (Single Family Mtg.)            6.000        07/01/2021           715,069
----------------------------------------------------------------------------------------------------------------------------
         105,000   Tucson & Pima Counties, AZ IDA (Single Family Mtg.)            6.200        01/01/2034           107,055
----------------------------------------------------------------------------------------------------------------------------
         990,000   Tucson & Pima Counties, AZ IDA (Single Family Mtg.)            6.350        01/01/2034           998,187
                                                                                                             --------------
                                                                                                                 55,905,621
----------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.2%
         100,000   Calhoun County, AR Solid Waste Disposal
                   (Georgia-Pacific Corp.)                                        6.375        11/01/2026           104,484
----------------------------------------------------------------------------------------------------------------------------
          50,000   Grand Prairie, AR Water Users Board                            5.900        07/01/2022            50,294
----------------------------------------------------------------------------------------------------------------------------
       1,265,000   Little River County, AR (Georgia-Pacific Corp.)                5.600        10/01/2026         1,264,962


                 24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ARKANSAS Continued
$      8,510,000   North Little Rock, AR Residential Hsg.
                   Facilities Board (Ridgeview Apartments) 3,4                    5.600%       08/20/2045    $    8,772,098
----------------------------------------------------------------------------------------------------------------------------
          25,000   Pine Bluff, AR (International Paper Co.)                       5.550        08/15/2022            25,722
                                                                                                             ---------------
                                                                                                                 10,217,560
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--14.7%
         415,000   Bakersfield, CA Improvement Bond Act 1915                      5.100        09/02/2021           418,054
----------------------------------------------------------------------------------------------------------------------------
       1,325,000   Bakersfield, CA Improvement Bond Act 1915                      5.125        09/02/2026         1,331,837
----------------------------------------------------------------------------------------------------------------------------
      43,665,000   CA County Tobacco Securitization Agency                        6.270 5      06/01/2046         3,903,214
----------------------------------------------------------------------------------------------------------------------------
      75,000,000   CA County Tobacco Securitization Agency                        6.300 5      06/01/2055         2,980,500
----------------------------------------------------------------------------------------------------------------------------
     127,310,000   CA County Tobacco Securitization Agency                        6.490 5      06/01/2046        10,293,014
----------------------------------------------------------------------------------------------------------------------------
     107,400,000   CA County Tobacco Securitization Agency                        6.620 5      06/01/2050         5,938,146
----------------------------------------------------------------------------------------------------------------------------
      33,920,000   CA County Tobacco Securitization Agency                        6.650 5      06/01/2046         2,534,502
----------------------------------------------------------------------------------------------------------------------------
     215,100,000   CA County Tobacco Securitization Agency                        7.000 5      06/01/2055         7,640,352
----------------------------------------------------------------------------------------------------------------------------
     246,760,000   CA County Tobacco Securitization Agency                        7.480 5      06/01/2055         6,926,553
----------------------------------------------------------------------------------------------------------------------------
      36,000,000   CA County Tobacco Securitization Agency (TASC)                 0.000 6      06/01/2041        29,098,440
----------------------------------------------------------------------------------------------------------------------------
      56,530,000   CA County Tobacco Securitization Agency (TASC)                 0.000 6      06/01/2046        45,788,735
----------------------------------------------------------------------------------------------------------------------------
      19,000,000   CA County Tobacco Securitization Agency (TASC)                 5.250        06/01/2046        19,002,660
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   CA County Tobacco Securitization Agency (TASC)                 5.500        06/01/2033         2,552,875
----------------------------------------------------------------------------------------------------------------------------
         680,000   CA County Tobacco Securitization Agency (TASC)                 5.750        06/01/2029           702,875
----------------------------------------------------------------------------------------------------------------------------
       2,610,000   CA County Tobacco Securitization Agency (TASC)                 5.875        06/01/2035         2,711,425
----------------------------------------------------------------------------------------------------------------------------
       7,285,000   CA County Tobacco Securitization Agency (TASC)                 5.875        06/01/2043         7,568,095
----------------------------------------------------------------------------------------------------------------------------
       2,930,000   CA County Tobacco Securitization Agency (TASC)                 6.000        06/01/2042         3,065,893
----------------------------------------------------------------------------------------------------------------------------
         155,000   CA County Tobacco Securitization Agency (TASC)                 6.000        06/01/2043           162,189
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   CA County Tobacco Securitization Agency (TASC)                 6.125        06/01/2038         5,263,100
----------------------------------------------------------------------------------------------------------------------------
     318,250,000   CA County Tobacco Securitization Agency (TASC)                 6.310 5      06/01/2050        20,415,738
----------------------------------------------------------------------------------------------------------------------------
      57,000,000   CA County Tobacco Securitization Agency (TASC)                 6.400 5      06/01/2046         4,697,940
----------------------------------------------------------------------------------------------------------------------------
       9,010,000   CA GO 3,4                                                      4.750        12/01/2018         9,038,485
----------------------------------------------------------------------------------------------------------------------------
      21,000,000   CA GO 3,4                                                      4.900        12/01/2025        21,047,880
----------------------------------------------------------------------------------------------------------------------------
      57,500,000   CA GO 3,4                                                      5.050        12/01/2036        57,597,750
----------------------------------------------------------------------------------------------------------------------------
       3,655,000   CA Golden State Tobacco Securitization Corp.                   6.250        06/01/2033         3,997,071
----------------------------------------------------------------------------------------------------------------------------
      13,180,000   CA Golden State Tobacco Securitization Corp.                   6.625        06/01/2040        14,708,353
----------------------------------------------------------------------------------------------------------------------------
      30,195,000   CA Golden State Tobacco Securitization Corp.                   6.750        06/01/2039        33,990,512
----------------------------------------------------------------------------------------------------------------------------
     155,960,000   CA Golden State Tobacco Securitization Corp. (TASC)            5.000        06/01/2045       156,778,790
----------------------------------------------------------------------------------------------------------------------------
       1,510,000   CA Golden State Tobacco Securitization Corp. (TASC)            7.875        06/01/2042         1,813,193
----------------------------------------------------------------------------------------------------------------------------
       6,250,000   CA Pollution Control Financing Authority
                   (Browning-Ferris Industries)                                   6.750        09/01/2019         6,282,875
----------------------------------------------------------------------------------------------------------------------------
      25,575,000   CA Pollution Control Financing Authority
                   (Browning-Ferris Industries)                                   6.875        11/01/2027        25,740,215
----------------------------------------------------------------------------------------------------------------------------
       2,980,000   CA Pollution Control Financing Authority
                   (General Motors Corp.)                                         5.500        04/01/2008         2,959,170


                 25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      4,880,000   CA Statewide CDA (Aspire Public Schools)                       7.250%       08/01/2031    $    4,943,294
----------------------------------------------------------------------------------------------------------------------------
      13,000,000   CA Statewide CDA (East Valley Tourist)                         9.250        10/01/2020        14,192,360
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   CA Statewide CDA (Elder Care Alliance)                         8.250        11/15/2032         3,274,620
----------------------------------------------------------------------------------------------------------------------------
      14,400,000   CA Statewide CDA (Fairfield Apartments)                        7.250        01/01/2035        12,821,472
----------------------------------------------------------------------------------------------------------------------------
      53,224,000   CA Statewide CDA (United Airlines) 1,7                         5.700        10/01/2033        28,474,840
----------------------------------------------------------------------------------------------------------------------------
     555,300,000   CA Statewide Financing Authority Tobacco Settlement            7.000 5      06/01/2055        19,724,256
--------------------------------------------------------------------------------------------------------------------------
     260,000,000   CA Statewide Financing Authority Tobacco Settlement            7.880 5      06/01/2055         6,338,800
----------------------------------------------------------------------------------------------------------------------------
       4,500,000   CA Statewide Financing Authority Tobacco Settlement
                   (TASC)                                                         6.000        05/01/2037         4,706,055
----------------------------------------------------------------------------------------------------------------------------
       1,405,000   CA Statewide Financing Authority Tobacco Settlement
                   (TASC)                                                         6.000        05/01/2043         1,469,335
----------------------------------------------------------------------------------------------------------------------------
         100,000   CA Statewide Financing Authority Tobacco Settlement
                   (TASC)                                                         6.000        05/01/2043           104,579
----------------------------------------------------------------------------------------------------------------------------
       3,875,000   CA Valley Health System COP                                    6.875        05/15/2023         3,880,115
----------------------------------------------------------------------------------------------------------------------------
       1,385,000   Lathrop, CA Special Tax Community Facilities District
                   No. 03-2                                                       7.000        09/01/2033         1,432,325
----------------------------------------------------------------------------------------------------------------------------
      13,000,000   Long Beach, CA Harbor 3,4                                      5.200        05/15/2027        13,484,185
----------------------------------------------------------------------------------------------------------------------------
       5,700,000   Los Angeles, CA Regional Airports Improvement Corp.
                   (Air Canada)                                                   8.750        10/01/2014         5,540,058
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Los Angeles, CA Regional Airports Improvement Corp.
                   (American Airlines)                                            7.500        12/01/2024         2,211,300
----------------------------------------------------------------------------------------------------------------------------
       1,685,000   Los Angeles, CA Regional Airports Improvement Corp.
                   (Continental Airlines)                                         5.650        08/01/2017         1,631,434
----------------------------------------------------------------------------------------------------------------------------
       1,135,000   Los Angeles, CA Regional Airports Improvement Corp.
                   (Delta Airlines)                                               6.350        11/01/2025         1,039,921
----------------------------------------------------------------------------------------------------------------------------
       8,400,000   Los Angeles, CA Regional Airports Improvement Corp.
                   (Delta-Continental Airlines)                                   9.250        08/01/2024         8,417,052
----------------------------------------------------------------------------------------------------------------------------
     115,975,000   Northern CA Tobacco Securitization Authority (TASC)            6.370 5      06/01/2045        10,176,806
----------------------------------------------------------------------------------------------------------------------------
       2,200,000   San Diego County, CA COP                                       5.700        02/01/2028         2,180,904
----------------------------------------------------------------------------------------------------------------------------
      55,150,000   Southern CA Tobacco Securitization Authority                   5.125        06/01/2046        54,135,240
----------------------------------------------------------------------------------------------------------------------------
     175,550,000   Southern CA Tobacco Securitization Authority                   6.250 5      06/01/2046        15,235,985
----------------------------------------------------------------------------------------------------------------------------
      41,325,000   Southern CA Tobacco Securitization Authority                   6.400 5      06/01/2046         3,374,186
----------------------------------------------------------------------------------------------------------------------------
     143,080,000   Southern CA Tobacco Securitization Authority                   7.100 5      06/01/2046         9,145,674
----------------------------------------------------------------------------------------------------------------------------
      16,000,000   Southern CA Tobacco Securitization Authority
                   (San Diego County Tobacco Asset Securitization Corp.)          5.000        06/01/2037        15,666,400
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Stockton, CA Public Financing Authority, Series A              5.250        09/01/2031         3,132,390
----------------------------------------------------------------------------------------------------------------------------
       2,860,000   Stockton, CA Public Financing Authority, Series A              5.250        09/01/2034         2,979,920
----------------------------------------------------------------------------------------------------------------------------
       5,425,000   Temecula, CA Public Financing Authority
                   (Roripaugh Community Facilities District)                      5.450        09/01/2026         5,414,855
----------------------------------------------------------------------------------------------------------------------------
       4,000,000   Temecula, CA Public Financing Authority
                   (Roripaugh Community Facilities District)                      5.500        09/01/2036         3,967,800


                 26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      2,680,000   Val Verde, CA Unified School District Special Tax              5.450%       09/01/2036    $    2,734,645
                                                                                                             ---------------
                                                                                                                778,781,237
----------------------------------------------------------------------------------------------------------------------------
COLORADO--3.2%
       1,000,000   Andonea, CO Metropolitan District No. 2                        6.125        12/01/2025         1,016,230
----------------------------------------------------------------------------------------------------------------------------
       2,380,000   Andonea, CO Metropolitan District No. 3                        6.250        12/01/2035         2,422,650
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   Arista, CO Metropolitan District                               6.750        12/01/2035         5,314,050
----------------------------------------------------------------------------------------------------------------------------
       2,620,000   Beacon Point, CO Metropolitan District                         6.125        12/01/2025         2,756,607
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Beacon Point, CO Metropolitan District                         6.250        12/01/2035         2,111,920
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Castle Oaks, CO Metropolitan District                          6.000        12/01/2025         1,035,660
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Castle Oaks, CO Metropolitan District                          6.125        12/01/2035         1,558,155
----------------------------------------------------------------------------------------------------------------------------
       6,000,000   Central Marksheffel, CO Metropolitan District                  7.250        12/01/2029         6,416,580
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   CO Educational & Cultural Facilities Authority
                   (Banning Lewis Ranch Academy)                                  6.125        12/15/2035         1,527,525
----------------------------------------------------------------------------------------------------------------------------
      24,295,000   CO Educational & Cultural Facilities Authority
                   (Inn at Auraria)                                               6.000        07/01/2042        23,785,291
----------------------------------------------------------------------------------------------------------------------------
         595,000   CO Hsg. & Finance Authority                                    6.400        11/01/2024           608,554
----------------------------------------------------------------------------------------------------------------------------
         825,000   CO Hsg. & Finance Authority                                    6.450        04/01/2030           837,763
----------------------------------------------------------------------------------------------------------------------------
         885,000   CO Hsg. & Finance Authority                                    7.000        02/01/2030           929,834
----------------------------------------------------------------------------------------------------------------------------
         180,000   CO Hsg. & Finance Authority                                    7.050        04/01/2031           187,704
----------------------------------------------------------------------------------------------------------------------------
         715,000   CO Hsg. & Finance Authority                                    7.050        04/01/2031           745,602
----------------------------------------------------------------------------------------------------------------------------
         875,000   CO Hsg. & Finance Authority                                    7.250        10/01/2031           916,930
----------------------------------------------------------------------------------------------------------------------------
         510,000   CO Hsg. & Finance Authority                                    8.400        10/01/2021           529,217
----------------------------------------------------------------------------------------------------------------------------
          20,000   CO Hsg. & Finance Authority (Single Family)                    6.500        11/01/2029            20,450
----------------------------------------------------------------------------------------------------------------------------
          50,000   CO Hsg. & Finance Authority (Single Family)                    6.800        04/01/2030            50,286
----------------------------------------------------------------------------------------------------------------------------
         109,000   CO Hsg. & Finance Authority (Single Family)                    7.250        05/01/2027           111,156
----------------------------------------------------------------------------------------------------------------------------
         480,000   CO Hsg. & Finance Authority, Series C-2                        6.600        08/01/2032           497,155
----------------------------------------------------------------------------------------------------------------------------
         545,000   CO Hsg. & Finance Authority, Series C-2                        6.875        11/01/2028           549,142
----------------------------------------------------------------------------------------------------------------------------
       2,950,000   CO International Center Metropolitan District No.3             6.500        12/01/2035         3,035,727
----------------------------------------------------------------------------------------------------------------------------
       8,315,000   Colorado Springs, CO Utilities                                 5.000        11/15/2043         8,443,799
----------------------------------------------------------------------------------------------------------------------------
       1,100,000   Crystal Crossing, CO Metropolitan District                     6.000        12/01/2036         1,107,051
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   Denver, CO City & County Airport 3,4                           5.000        11/15/2025         8,315,840
----------------------------------------------------------------------------------------------------------------------------
       7,975,000   Denver, CO City & County Airport Special Facilities
                   (United Air Lines) 1                                           6.875        10/01/2032        10,098,344
----------------------------------------------------------------------------------------------------------------------------
       3,200,000   Denver, CO Urban Renewal Authority                             9.125        09/01/2017         3,245,248
----------------------------------------------------------------------------------------------------------------------------
         475,000   Eagle County, CO Airport Terminal Corp.                        5.250        05/01/2020           476,040
----------------------------------------------------------------------------------------------------------------------------
       2,475,000   Elkhorn Ranch, CO Metropolitan District                        6.375        12/01/2035         2,564,496
----------------------------------------------------------------------------------------------------------------------------
       3,625,000   High Plains, CO Metropolitan District                          6.125        12/01/2025         3,814,008
----------------------------------------------------------------------------------------------------------------------------
       6,625,000   High Plains, CO Metropolitan District                          6.250        12/01/2035         6,995,735
----------------------------------------------------------------------------------------------------------------------------
       3,725,000   Highline Business Improvement District (Littleton, CO) 1       5.250        12/15/2019         2,550,768
----------------------------------------------------------------------------------------------------------------------------
         500,000   Huntington Trails, CO Metropolitan District                    6.250        12/01/2036           503,960


                 27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
COLORADO Continued
$     11,000,000   Lincoln Park, CO Metropolitan District                         7.750%       12/01/2026    $   11,675,400
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Murphy Creek, CO Metropolitan District No. 3                   6.000        12/01/2026         3,153,930
----------------------------------------------------------------------------------------------------------------------------
       9,060,000   Murphy Creek, CO Metropolitan District No. 3                   6.125        12/01/2035         9,573,249
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   Northwest CO Metropolitan District No. 3                       6.125        12/01/2025         2,613,575
----------------------------------------------------------------------------------------------------------------------------
       5,625,000   Northwest CO Metropolitan District No. 3                       6.250        12/01/2035         5,880,769
----------------------------------------------------------------------------------------------------------------------------
      19,500,000   Park Valley, CO Water & Sanitation Metropolitan District       6.000 5      12/15/2017         9,898,395
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Southlands, CO Medical District                                7.000        12/01/2024         1,096,650
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Southlands, CO Medical District                                7.125        12/01/2034         2,195,800
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Wheatlands, CO Metropolitan District                           6.125        12/01/2035         2,076,080
----------------------------------------------------------------------------------------------------------------------------
      11,500,000   Woodmen Heights, CO Metropolitan District                      7.000        12/01/2030        11,846,035
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Wyndham Hill, CO Metropolitan District                         6.250        12/01/2025         1,035,990
----------------------------------------------------------------------------------------------------------------------------
       2,450,000   Wyndham Hill, CO Metropolitan District                         6.375        12/01/2035         2,538,592
                                                                                                             ---------------
                                                                                                                168,663,942
----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.4%
          50,000   CT Devel. Authority (Aquarion Water Company of CT)             6.000        09/01/2036            51,053
----------------------------------------------------------------------------------------------------------------------------
          66,978   CT Devel. Authority (East Hills Woods)                         7.750        11/01/2017            64,536
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   CT Devel. Authority Airport Facility (Learjet)                 7.950        04/01/2026         1,781,130
----------------------------------------------------------------------------------------------------------------------------
       4,490,000   CT Devel. Authority Pollution Control
                   (Connecticut Light & Power Company)                            5.950        09/01/2028         4,703,051
----------------------------------------------------------------------------------------------------------------------------
         100,000   CT H&EFA (Bridgeport Hospital/Bridgeport Hospital
                   Foundation Obligated Group)                                    6.500        07/01/2012           102,229
----------------------------------------------------------------------------------------------------------------------------
         330,000   CT H&EFA (Pope John Paul II Center for Health)                 6.250        11/01/2013           331,752
----------------------------------------------------------------------------------------------------------------------------
         100,000   CT HFA                                                         6.300        11/15/2017           102,358
----------------------------------------------------------------------------------------------------------------------------
       8,985,000   CT Resource Recovery Authority
                   (Browning-Ferris Industries)                                   6.450        11/15/2022         9,182,670
----------------------------------------------------------------------------------------------------------------------------
       3,750,000   Mashantucket, CT Western Pequot Tribe, Series B                5.500        09/01/2036         3,875,888
                                                                                                             ---------------
                                                                                                                 20,194,667
----------------------------------------------------------------------------------------------------------------------------
DELAWARE--0.0%
       1,810,000   DE EDA (General Motors Corp.)                                  5.600        04/01/2009         1,769,655
----------------------------------------------------------------------------------------------------------------------------
          25,000   DE EDA (Peninsula United Methodist Homes)                      6.300        05/01/2022            25,554
----------------------------------------------------------------------------------------------------------------------------
         245,000   DE Hsg. Authority (Multifamily Mtg.)                           7.000        05/01/2025           239,840
----------------------------------------------------------------------------------------------------------------------------
          15,000   DE Hsg. Authority (Single Family Mtg.)                         6.000        07/01/2018            15,259
----------------------------------------------------------------------------------------------------------------------------
         200,000   New Castle County, DE Pollution Control
                   (General Motors Corp.)                                         7.750 8      10/01/2008           200,000
----------------------------------------------------------------------------------------------------------------------------
          25,000   Wilmington, DE GO                                              6.200        10/01/2016            25,591
                                                                                                             ---------------
                                                                                                                  2,275,899
----------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.7%
         150,000   District of Columbia (American University)                     5.750        10/01/2016           151,952
----------------------------------------------------------------------------------------------------------------------------
          75,000   District of Columbia HFA (Benning Road Apartments)             6.300        01/01/2012            75,206


                 28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                         VALUE
          AMOUNT                                                                    COUPON          MATURITY        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA Continued
$     10,380,000   District of Columbia HFA (Shipley Park Apartments) 3,4            4.800%       06/01/2038    $   10,214,647
-------------------------------------------------------------------------------------------------------------------------------
         120,000   District of Columbia Tobacco Settlement Financing Corp.           6.250        05/15/2024           127,386
-------------------------------------------------------------------------------------------------------------------------------
      10,290,000   District of Columbia Tobacco Settlement Financing Corp.           6.500        05/15/2033        11,730,394
-------------------------------------------------------------------------------------------------------------------------------
      32,680,000   District of Columbia Tobacco Settlement Financing Corp.           6.750        05/15/2040        35,525,448
-------------------------------------------------------------------------------------------------------------------------------
       5,000,000   Metropolitan Washington D.C. Airport Authority, Series B 3,4      5.000        10/01/2034         5,081,800
-------------------------------------------------------------------------------------------------------------------------------
       5,000,000   Metropolitan Washington D.C. Airport Authority, Series A 3,4      5.000        10/01/2035         5,104,750
-------------------------------------------------------------------------------------------------------------------------------
      11,000,000   Metropolitan Washington D.C. Airport Authority, Series A 3,4      5.000        10/01/2035        11,250,250
-------------------------------------------------------------------------------------------------------------------------------
       8,220,000   Metropolitan Washington D.C. Airport Authority, Series A 3,4      5.125        10/01/2029         8,416,910
-------------------------------------------------------------------------------------------------------------------------------
      26,320,000   Metropolitan Washington D.C. Airport Authority ROLs,
                   Series A 3,4                                                      5.250        10/01/2020        26,804,749
-------------------------------------------------------------------------------------------------------------------------------
      27,700,000   Metropolitan Washington D.C. Airport Authority, Series A 3,4      5.250        10/01/2032        28,477,355
                                                                                                                ---------------
                                                                                                                   142,960,847
-------------------------------------------------------------------------------------------------------------------------------
FLORIDA--11.0%
       4,765,000   Aberdeen, FL Community Devel. District                            5.500        05/01/2036         4,792,923
-------------------------------------------------------------------------------------------------------------------------------
         105,000   Alachua County, FL Health Facilities Authority
                   (Shands Teaching Hospital and Clinics)                            5.800        12/01/2026           107,678
-------------------------------------------------------------------------------------------------------------------------------
       1,895,000   Amelia Walk, FL Community Devel. District
                   Special Assessment                                                5.500        05/01/2037         1,908,341
-------------------------------------------------------------------------------------------------------------------------------
       4,265,000   Arlington Ridge, FL Community Devel. District                     5.500        05/01/2036         4,292,552
-------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Avelar Creek, FL Community Devel. District                        5.375        05/01/2036           996,960
-------------------------------------------------------------------------------------------------------------------------------
         885,000   Baywinds, FL Community Devel. District                            5.250        05/01/2037           872,300
-------------------------------------------------------------------------------------------------------------------------------
       2,200,000   Beacon, FL Tradeport Community Devel. District                    7.250        05/01/2033         2,372,260
-------------------------------------------------------------------------------------------------------------------------------
      11,000,000   Beacon, FL Tradeport Community Devel. District 3,4                5.625        05/01/2032        11,800,800
-------------------------------------------------------------------------------------------------------------------------------
       7,625,000   Bonnet Creek, FL Resort Community Devel. District
                   Special Assessment                                                7.500        05/01/2034         8,369,658
-------------------------------------------------------------------------------------------------------------------------------
      10,000,000   Broward County, FL Educational Facilities Authority
                   (Nova Southeastern University) 3,4                                5.000        04/01/2036        10,257,650
-------------------------------------------------------------------------------------------------------------------------------
          25,000   Broward County, FL HFA (Cross Keys Apartments)                    5.750        10/01/2028            25,381
-------------------------------------------------------------------------------------------------------------------------------
         125,000   Broward County, FL HFA (Stirling Apartments)                      5.750        04/01/2038           127,700
-------------------------------------------------------------------------------------------------------------------------------
          55,000   Collier County, FL IDA (Allete)                                   6.500        10/01/2025            56,186
-------------------------------------------------------------------------------------------------------------------------------
       7,520,000   Cordoba Ranch, FL Community Devel. District
                   Special Assessment                                                5.550        05/01/2037         7,606,781
-------------------------------------------------------------------------------------------------------------------------------
       1,130,000   Crestview II, FL Community Devel. District
                   Special Assessment                                                5.600        05/01/2037         1,131,153
-------------------------------------------------------------------------------------------------------------------------------
         490,000   Dade County, FL Aviation (Miami International Airport)            5.750        10/01/2026           501,079
-------------------------------------------------------------------------------------------------------------------------------
         255,000   Dade County, FL Aviation, Series A                                5.750        10/01/2018           260,766
-------------------------------------------------------------------------------------------------------------------------------
          45,000   Dade County, FL HFA (Golden Lakes Apartments)                     6.050        11/01/2039            45,468
-------------------------------------------------------------------------------------------------------------------------------
          25,000   Dade County, FL HFA (Siesta Pointe Apartments)                    5.750        09/01/2029            25,388
-------------------------------------------------------------------------------------------------------------------------------
          25,000   Dade County, FL IDA (FL Club Care)                                6.600        01/20/2018            25,055
-------------------------------------------------------------------------------------------------------------------------------
       1,915,000   Dade County, FL IDA (Miami Cerebral Palsy Residence)              8.000        06/01/2022         1,947,306


                 29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      5,630,000   Escambia County, FL Pollution Control
                   (Champion International Corp.)                                 5.875%       06/01/2022    $    5,658,488
----------------------------------------------------------------------------------------------------------------------------
       4,440,000   Escambia County, FL Pollution Control
                   (Champion International Corp.)                                 6.400        09/01/2030         4,541,987
----------------------------------------------------------------------------------------------------------------------------
       1,985,000   FL Capital Projects Finance Authority
                   (Waste Corp. of America)                                       8.000        10/01/2019         1,986,985
----------------------------------------------------------------------------------------------------------------------------
       1,250,000   FL Capital Projects Finance Authority
                   (Waste Corp. of America)                                       9.000        09/01/2020         1,241,088
----------------------------------------------------------------------------------------------------------------------------
          50,000   FL Capital Projects Finance Authority CCRC
                   (Glenridge on Palmer Ranch)                                    7.625        06/01/2032            51,885
----------------------------------------------------------------------------------------------------------------------------
       8,485,000   FL Capital Projects Finance Authority CCRC
                   (Glenridge on Palmer Ranch)                                    8.000        06/01/2032         9,305,839
----------------------------------------------------------------------------------------------------------------------------
         710,000   FL Capital Trust Agency (American Opportunity)                 8.250        12/01/2038           713,174
----------------------------------------------------------------------------------------------------------------------------
       7,135,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)             6.000        07/01/2040         7,037,893
----------------------------------------------------------------------------------------------------------------------------
      13,000,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)             8.000        07/01/2040        12,826,710
----------------------------------------------------------------------------------------------------------------------------
      24,600,000   FL Capital Trust Agency (Seminole Tribe Convention)            8.950        10/01/2033        30,326,880
----------------------------------------------------------------------------------------------------------------------------
      26,200,000   FL Capital Trust Agency Multifamily Affordable Hsg.,
                   Series C                                                       8.125        10/01/2038        27,305,640
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   FL City Center Community Devel. District                       6.125        05/01/2036         2,010,700
----------------------------------------------------------------------------------------------------------------------------
          25,000   FL HFA (Crossings Indian Run Apartments)                       6.200        12/01/2036            25,538
----------------------------------------------------------------------------------------------------------------------------
          10,000   FL HFA (Hsg. Partners of Panama City)                          5.700        05/01/2037            10,179
----------------------------------------------------------------------------------------------------------------------------
          75,000   FL HFA (Mariner Club Apartments), Series K-1                   6.375        09/01/2036            76,557
----------------------------------------------------------------------------------------------------------------------------
       4,905,000   FL HFA (St. Cloud Village Associates)                          5.950        02/01/2030         5,056,417
----------------------------------------------------------------------------------------------------------------------------
          25,000   FL HFA (Turtle Creek Apartments)                               6.150        05/01/2026            25,442
----------------------------------------------------------------------------------------------------------------------------
          25,000   FL HFA (Vizcaya Villas)                                        6.125        12/01/2021            25,521
----------------------------------------------------------------------------------------------------------------------------
          20,000   FL HFA (Vizcaya Villas)                                        6.200        12/01/2028            20,417
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   FL HFC (Homeowner Mtg.) 2                                      5.050        07/01/2026        10,129,700
----------------------------------------------------------------------------------------------------------------------------
      23,960,000   FL HFC (Homeowner Mtg.) 2                                      5.150        07/01/2037        24,199,360
----------------------------------------------------------------------------------------------------------------------------
          10,000   FL HFC (Stonebridge Landings Apartments)                       5.200        08/01/2031            10,098
----------------------------------------------------------------------------------------------------------------------------
       2,605,000   FL HFC (Tallahassee Augustine Club Apartments)                 8.250        10/01/2030         2,667,442
----------------------------------------------------------------------------------------------------------------------------
       5,160,000   FL HFC (Westchase Apartments)                                  6.610        07/01/2038         5,279,815
----------------------------------------------------------------------------------------------------------------------------
      17,340,000   Glades, FL Correctional Devel. Corp.
                   (Glades County Detention)                                      7.375        03/01/2030        17,280,697
----------------------------------------------------------------------------------------------------------------------------
         665,000   Grand Haven, FL Community Devel. District
                   Special Assessment, Series B                                   6.900        05/01/2019           665,998
----------------------------------------------------------------------------------------------------------------------------
       6,360,000   Greater Orlando, FL Aviation Authority
                   (JetBlue Airways Corp.)                                        6.375        11/15/2026         6,614,972
----------------------------------------------------------------------------------------------------------------------------
      14,865,000   Greater Orlando, FL Aviation Authority
                   (JetBlue Airways Corp.)                                        6.500        11/15/2036        15,524,114
----------------------------------------------------------------------------------------------------------------------------
       4,150,000   Highlands County, FL Health Facilities Authority
                   (AHS-GA/AHS-Sunbelt/CV/OCC/Fletcher/FH-
                   Waterman Obligated Group)                                      5.000        11/15/2030         4,203,535


                 30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      4,185,000   Highlands, FL Community Devel. District                        5.550%       05/01/2036    $    4,238,108
----------------------------------------------------------------------------------------------------------------------------
         100,000   Hillsborough County, FL Aviation Authority
                   (Tampa International Airport)                                  6.000        10/01/2023           102,305
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Hillsborough County, FL IDA (National Gypsum Company)          7.125        04/01/2030         2,199,440
----------------------------------------------------------------------------------------------------------------------------
       9,250,000   Hillsborough County, FL IDA (Senior Care Group)                6.700        07/01/2021         9,445,915
----------------------------------------------------------------------------------------------------------------------------
       6,000,000   Hillsborough County, FL IDA (Senior Care Group)                6.750        07/01/2029         6,100,860
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Jacksonville, FL EDC (Met Packaging Solutions)                 5.500        10/01/2030         3,141,570
----------------------------------------------------------------------------------------------------------------------------
      18,000,000   Jacksonville, FL Health Facilities Authority
                   (Ascension Health) 3,4                                         5.250        11/15/2032        18,590,310
----------------------------------------------------------------------------------------------------------------------------
         225,000   Jacksonville, FL Water & Sewage (United Waterworks)            6.350        08/01/2025           227,684
----------------------------------------------------------------------------------------------------------------------------
       1,210,000   Keys Cove, FL Community Devel. District                        5.875        05/01/2035         1,262,792
----------------------------------------------------------------------------------------------------------------------------
         135,000   Largo, FL Sun Coast Health System (Sun Coast Hospital)         6.200        03/01/2013           135,007
----------------------------------------------------------------------------------------------------------------------------
       1,725,000   Madison County, FL Mtg. (Twin Oaks)                            6.000        07/01/2025         1,774,283
----------------------------------------------------------------------------------------------------------------------------
      14,190,000   Martin County, FL IDA (Indiantown Cogeneration)                7.875        12/15/2025        14,276,985
----------------------------------------------------------------------------------------------------------------------------
         720,000   Martin County, FL IDA (Indiantown Cogeneration)                8.050        12/15/2025           725,040
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Miami Beach, FL Health Facilities Authority
                   (Mt. Sinai Medical Center)                                     6.700        11/15/2019         1,097,180
----------------------------------------------------------------------------------------------------------------------------
         500,000   Miami Beach, FL Health Facilities Authority
                   (Mt. Sinai Medical Center)                                     6.800        11/15/2031           549,945
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Miami, FL Health Facilities Authority (Mercy Hospital) IRS     7.304 9      08/15/2015         2,003,460
----------------------------------------------------------------------------------------------------------------------------
      17,300,000   Miami-Dade County, FL Aviation
                   (Miami International Airport) 3,4                              5.000        10/01/2030        17,562,441
----------------------------------------------------------------------------------------------------------------------------
      70,160,000   Miami-Dade County, FL Aviation
                   (Miami International Airport) 3,4                              5.000        10/01/2037        70,864,556
----------------------------------------------------------------------------------------------------------------------------
      35,590,000   Miami-Dade County, FL Aviation
                   (Miami International Airport) 3,4                              5.000        10/01/2038        36,150,207
----------------------------------------------------------------------------------------------------------------------------
         700,000   Mira Lago West, FL Community Devel. District                   5.375        05/01/2036           698,908
----------------------------------------------------------------------------------------------------------------------------
       4,000,000   Miromar Lakes, FL Community Devel. District                    6.875        05/01/2035         4,423,480
----------------------------------------------------------------------------------------------------------------------------
       3,790,000   Montecito, FL Community Devel. District                        5.500        05/01/2037         3,814,483
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Monterra, FL Community Devel. District
                   Special Assessment                                             5.500        05/01/2036         3,019,380
----------------------------------------------------------------------------------------------------------------------------
       7,250,000   New Port Tampa Bay, FL Community Devel. District               5.875        05/01/2038         7,324,240
----------------------------------------------------------------------------------------------------------------------------
       1,535,000   Orange County, FL Health Facilities Authority
                   (GF Orlando/CFGH Obligated Group)                              8.875        07/01/2021         1,706,413
----------------------------------------------------------------------------------------------------------------------------
       3,200,000   Orange County, FL Health Facilities Authority
                   (GF Orlando/CFGH Obligated Group)                              9.000        07/01/2031         3,527,360
----------------------------------------------------------------------------------------------------------------------------
       2,625,000   Orange County, FL HFA                                          5.150        03/01/2037         2,657,576
----------------------------------------------------------------------------------------------------------------------------
       6,020,000   Orange County, FL HFA (Dunwoodie Apartments)                   6.500        07/01/2035         6,129,082
----------------------------------------------------------------------------------------------------------------------------
       1,755,000   Orange County, FL Hsg. Finance Authority
                   (Seminole Pointe)                                              5.800        06/01/2032         1,782,501
----------------------------------------------------------------------------------------------------------------------------
       3,750,000   Palm Bay, FL Educational Facilities (Patriot Charter School)   7.000        07/01/2036         3,998,213
----------------------------------------------------------------------------------------------------------------------------
          20,000   Palm Beach County, FL HFA (Chelsea Commons)                    5.900        06/01/2029            20,224
----------------------------------------------------------------------------------------------------------------------------
          45,000   Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)            6.100        08/01/2029            45,261


                 31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$        685,000   Palm Beach County, FL Multifamily (Boynton Apartments) 1       8.000%       01/01/2014    $      450,196
----------------------------------------------------------------------------------------------------------------------------
       3,375,000   Palm Coast Park, FL Community Devel. District
                   Special Assessment                                             5.700        05/01/2037         3,396,600
----------------------------------------------------------------------------------------------------------------------------
         975,000   Palm Glades, FL Community Devel. District                      5.300        05/01/2036           976,238
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Parkway Center, FL Community Devel. District, Series A         6.300        05/01/2034         1,595,685
----------------------------------------------------------------------------------------------------------------------------
       2,250,000   Portico, FL Community Devel. District                          5.450        05/01/2037         2,267,573
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Portofino Isles, FL Community Devel. District
                   (Portofino Court)                                              5.600        05/01/2036         3,065,250
----------------------------------------------------------------------------------------------------------------------------
         500,000   Renaissance Commons, FL Community Devel. District,
                   Series A                                                       5.600        05/01/2036           511,580
----------------------------------------------------------------------------------------------------------------------------
       1,750,000   Reunion East, FL Community Devel. District                     5.800        05/01/2036         1,806,438
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   Reunion East, FL Community Devel. District, Series A           7.375        05/01/2033        11,102,900
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Reunion West, FL Community Devel. District
                   Special Assessment                                             6.250        05/01/2036         2,108,180
----------------------------------------------------------------------------------------------------------------------------
       3,965,000   Sanford, FL Airport Facilities Authority
                   (Central Florida Terminals)                                    7.500        05/01/2010         4,049,534
----------------------------------------------------------------------------------------------------------------------------
       5,880,000   Sanford, FL Airport Facilities Authority
                   (Central Florida Terminals)                                    7.500        05/01/2015         6,005,362
----------------------------------------------------------------------------------------------------------------------------
       1,105,000   Sanford, FL Airport Facilities Authority
                   (Central Florida Terminals)                                    7.500        05/01/2021         1,111,696
----------------------------------------------------------------------------------------------------------------------------
      10,395,000   Sanford, FL Airport Facilities Authority
                   (Central Florida Terminals)                                    7.750        05/01/2021        10,618,181
----------------------------------------------------------------------------------------------------------------------------
       4,475,000   Seminole County, FL IDA (Progressive Health)                   7.500        03/01/2035         4,513,530
----------------------------------------------------------------------------------------------------------------------------
       6,000,000   Shingle Creek, FL Community Devel. District                    6.100        05/01/2025         6,019,440
----------------------------------------------------------------------------------------------------------------------------
       5,250,000   Shingle Creek, FL Community Devel. District                    6.125        05/01/2037         5,229,945
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Stonebrier, FL Community Devel. District                       5.500        05/01/2037         2,012,720
----------------------------------------------------------------------------------------------------------------------------
       2,965,000   Town Center, FL at Palm Coast Community Devel. District        6.000        05/01/2036         3,061,956
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Verandah East, FL Community Devel. District                    5.400        05/01/2037         1,521,330
----------------------------------------------------------------------------------------------------------------------------
       2,400,000   Verano Center, FL Community Devel. District                    5.375        05/01/2037         2,403,936
----------------------------------------------------------------------------------------------------------------------------
       1,790,000   Villa Portofino West, FL Community Devel. District             5.350        05/01/2036         1,790,519
----------------------------------------------------------------------------------------------------------------------------
       7,620,000   Wentworth Estates, FL Community Devel. District                5.625        05/01/2037         7,703,210
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   West Villages, FL Improvement District                         5.800        05/01/2036         3,079,470
----------------------------------------------------------------------------------------------------------------------------
       6,525,000   Westside FL Community Devel. District                          5.650        05/01/2037         6,616,546
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Winter Garden Village at Fowler Groves, FL
                   Community Devel. District Special Tax                          5.650        05/01/2037         1,530,840
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   World Commerce, FL Community Devel. District
                   Special Assessment                                             6.500        05/01/2036         1,058,150
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Zephyr Ridge, FL Community Devel. District                     5.250        05/01/2013         1,501,725
----------------------------------------------------------------------------------------------------------------------------
       2,705,000   Zephyr Ridge, FL Community Devel. District                     5.625        05/01/2037         2,727,046
                                                                                                             ---------------
                                                                                                                581,777,441
----------------------------------------------------------------------------------------------------------------------------
GEORGIA--1.0%
      10,000,000   Atlanta, GA Airport Passenger Facility 3,4                     5.000        01/01/2034        10,251,600


                 32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$      3,000,000   Atlanta, GA Devel. Authority Student Hsg.
                   (ADA/CAU Partners)                                             6.250%       07/01/2036    $    3,296,580
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Atlanta, GA Tax Allocation (Eastside)                          5.600        01/01/2030         1,529,115
----------------------------------------------------------------------------------------------------------------------------
         140,000   Atlanta, GA Urban Residential Finance Authority
                   (Spring Branch Apartments)                                     8.500        04/01/2026           111,916
----------------------------------------------------------------------------------------------------------------------------
         580,000   Brunswick & Glynn County, GA Devel. Authority
                   (Coastal Community Retirement Corp.)                           7.125        01/01/2025           574,038
----------------------------------------------------------------------------------------------------------------------------
       7,695,000   Brunswick & Glynn County, GA Devel. Authority
                   (Coastal Community Retirement Corp.)                           7.250        01/01/2035         7,610,278
----------------------------------------------------------------------------------------------------------------------------
          60,000   Brunswick & Glynn County, GA Devel. Authority
                   (Georgia-Pacific Corp.)                                        5.550        03/01/2026            59,749
----------------------------------------------------------------------------------------------------------------------------
          50,000   Burke County, GA Devel. Authority
                   (Georgia Power Company)                                        5.450        05/01/2034            50,018
----------------------------------------------------------------------------------------------------------------------------
         120,000   Burke County, GA Devel. Authority
                   (Georgia Power Company)                                        5.450        05/01/2034           120,120
----------------------------------------------------------------------------------------------------------------------------
         155,000   Charlton County, GA Solid Waste Management
                   Authority (Chesser Island Road Landfill)                       7.375        04/01/2018           156,163
----------------------------------------------------------------------------------------------------------------------------
          50,000   Cherokee County, GA Hospital Authority
                   (RT Jones Memorial Hospital)                                   7.300        12/01/2013            50,548
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   De Kalb County, GA Devel. Authority
                   (General Motors Corp.)                                         6.000        03/15/2021         1,500,285
----------------------------------------------------------------------------------------------------------------------------
         950,000   Effingham County, GA Devel. Authority (Fort James Corp.)       5.625        07/01/2018           955,577
----------------------------------------------------------------------------------------------------------------------------
          45,000   Effingham County, GA IDA Pollution Control
                   (Georgia-Pacific Corp.)                                        6.500        06/01/2031            47,411
----------------------------------------------------------------------------------------------------------------------------
         100,000   McDuffie County, GA County Devel. Authority
                   (Temple-Inland)                                                6.950        12/01/2023           111,017
----------------------------------------------------------------------------------------------------------------------------
       3,245,000   Rockdale County, GA Devel. Authority (Visy Paper)              7.400        01/01/2016         3,273,232
----------------------------------------------------------------------------------------------------------------------------
      14,500,000   Rockdale County, GA Devel. Authority (Visy Paper)              7.500        01/01/2026        14,626,150
----------------------------------------------------------------------------------------------------------------------------
         430,000   Savannah, GA EDA (Skidway Health & Living Services)            6.850        01/01/2019           444,478
----------------------------------------------------------------------------------------------------------------------------
       1,005,000   Savannah, GA EDA (Skidway Health & Living Services)            7.400        01/01/2024         1,055,612
----------------------------------------------------------------------------------------------------------------------------
       2,885,000   Savannah, GA EDA (Skidway Health & Living Services)            7.400        01/01/2034         3,014,508
----------------------------------------------------------------------------------------------------------------------------
       2,160,000   Savannah, GA EDA (Stone Container Corp.)                       8.125        07/01/2015         2,207,282
                                                                                                             ---------------
                                                                                                                 51,045,677
----------------------------------------------------------------------------------------------------------------------------
HAWAII--0.7%
      10,000,000   HI Dept. of Budget & Finance Special Purpose
                   (Hawaiian Electric Company) 3,4                                5.000        12/01/2022        10,229,700
----------------------------------------------------------------------------------------------------------------------------
       8,500,000   HI Dept. of Budget & Finance Special Purpose
                   (Hawaiian Electric Company) 3,4                                5.100        09/01/2032         8,661,075
----------------------------------------------------------------------------------------------------------------------------
         165,000   HI Dept. of Budget & Finance Special Purpose
                   (Hawaiian Electric Company)                                    5.450        11/01/2023           165,884
----------------------------------------------------------------------------------------------------------------------------
          50,000   HI Dept. of Budget & Finance Special Purpose
                   (Hawaiian Electric Company)                                    6.200        05/01/2026            50,590
----------------------------------------------------------------------------------------------------------------------------
      10,600,000   HI Dept. of Budget & Finance Special Purpose
                   (Kahala Nui)                                                   8.000        11/15/2033        12,200,282


                 33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
HAWAII Continued
$      2,600,000   HI Dept. of Budget & Finance Special Purpose
                   (Kahala Senior Living Community)                               7.875%       11/15/2023    $    2,990,546
----------------------------------------------------------------------------------------------------------------------------
          25,000   HI Dept. of Transportation (Continental Airlines)              5.625        11/15/2027            24,318
----------------------------------------------------------------------------------------------------------------------------
       5,620,000   HI Dept. of Transportation (Continental Airlines)              7.000        06/01/2020         5,911,566
                                                                                                             ---------------
                                                                                                                 40,233,961
----------------------------------------------------------------------------------------------------------------------------
IDAHO--0.1%
       3,000,000   ID Health Facilities Authority (Valley Vista Care Corp.)       7.875        11/15/2022         3,140,790
----------------------------------------------------------------------------------------------------------------------------
         125,000   ID Hsg. & Finance Assoc. (Single Family Mtg.)                  5.950        01/01/2014           127,291
----------------------------------------------------------------------------------------------------------------------------
          25,000   ID Hsg. Agency (Park Place)                                    6.500        12/01/2036            25,604
----------------------------------------------------------------------------------------------------------------------------
         120,000   ID Hsg. Agency (Single Family Mtg.)                            6.200        07/01/2025           122,611
----------------------------------------------------------------------------------------------------------------------------
         710,000   ID Hsg. Agency (Single Family Mtg.)                            6.550        07/01/2025           725,585
                                                                                                             ---------------
                                                                                                                  4,141,881
----------------------------------------------------------------------------------------------------------------------------
ILLINOIS--4.2%
       4,262,500   Bolingbrook, IL Will & Du Page Counties
                   Wastewater Facilities (Crossroads Treatment)                   6.600        01/01/2035         4,286,413
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   Caseyville, IL Tax (Forest Lakes)                              7.000        12/30/2022         8,358,240
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   Centerpoint, IL Intermodal Center Program                      8.000        06/15/2023         8,104,000
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   Chicago, IL Midway Airport                                     5.500        01/01/2029        10,163,300
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   Chicago, IL O'Hare International Airport
                   (American Airlines)                                            8.200        12/01/2024         5,135,000
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   Chicago, IL O'Hare International Airport 3,4                   5.000        01/01/2034         8,046,440
----------------------------------------------------------------------------------------------------------------------------
      32,205,000   Chicago, IL O'Hare International Airport 3,4                   6.000        01/01/2029        35,530,133
----------------------------------------------------------------------------------------------------------------------------
       3,375,000   Cortland, IL Special Tax (Sheaffer System)                     5.500        03/01/2017         3,378,848
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Deerfield, IL Educational Facilities
                   (Chicagoland Jewish High School)                               6.000        05/01/2041         1,511,385
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Du Page County, IL Special Service Area No. 31
                   Special Tax (Monarch Landing)                                  5.625        03/01/2036         1,005,680
----------------------------------------------------------------------------------------------------------------------------
       1,375,000   Godfrey, IL (United Methodist Village)                         5.875        11/15/2029         1,194,119
----------------------------------------------------------------------------------------------------------------------------
          26,961   IL Devel. Finance Authority (Community Rehab Providers)        8.250        08/01/2012            24,064
----------------------------------------------------------------------------------------------------------------------------
      23,540,000   IL Devel. Finance Authority Environmental Facilities
                   (Citgo Petroleum Corp.)                                        8.000        06/01/2032        26,409,055
----------------------------------------------------------------------------------------------------------------------------
          30,000   IL Devel. Finance Authority Pollution Control
                   (Rockford School)                                              6.700        02/01/2013            30,421
----------------------------------------------------------------------------------------------------------------------------
          25,000   IL Educational Facilities Authority (Lewis University)         6.125        10/01/2026            25,593
----------------------------------------------------------------------------------------------------------------------------
       4,350,000   IL Educational Facilities Authority
                   (Plum Creek Rolling Meadows)                                   6.500        12/01/2037         4,346,607
----------------------------------------------------------------------------------------------------------------------------
       3,195,000   IL Finance Authority (Bethel Terrace Apartments)               5.375        09/01/2035         3,059,117
----------------------------------------------------------------------------------------------------------------------------
       4,250,000   IL Finance Authority (Clare Oaks)                              6.000        11/15/2039         4,261,178
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   IL Finance Authority (Friendship Village Schaumburg)           5.375        02/15/2025         2,007,420
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   IL Finance Authority (Friendship Village Schaumburg)           5.625        02/15/2037         2,016,800

----------------------------------------------------------------------------------------------------------------------------
         850,000   IL Finance Authority (Luther Oaks)                             6.000        08/15/2026           878,450


                 34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                          VALUE
          AMOUNT                                                                      COUPON         MATURITY        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
       ILLINOIS Continued
$      1,500,000   IL Finance Authority (Luther Oaks)                                  6.000%      08/15/2039    $    1,532,385
--------------------------------------------------------------------------------------------------------------------------------
       3,640,000   IL Finance Authority (Lutheran Social Services of Illinois/
                   Vesper Management Corp. Obligated Group)                            5.125       08/15/2028         3,525,486
--------------------------------------------------------------------------------------------------------------------------------
       3,265,000   IL Finance Authority (Lutheran Social Services)                     5.000       08/15/2024         3,146,154
--------------------------------------------------------------------------------------------------------------------------------
       1,500,000   IL Health Facilities Authority                                      6.900       11/15/2033         1,635,585
--------------------------------------------------------------------------------------------------------------------------------
       1,500,000   IL Health Facilities Authority (Edward Hospital)                    6.000       02/15/2019         1,528,125
--------------------------------------------------------------------------------------------------------------------------------
       5,250,000   IL Health Facilities Authority (Hinsdale)                           7.000       11/15/2019         5,472,285
--------------------------------------------------------------------------------------------------------------------------------
          60,000   IL Health Facilities Authority
                   (LUHS/LUMC Obligated Group)                                         6.125       07/01/2031            63,027
--------------------------------------------------------------------------------------------------------------------------------
       8,500,000   IL Health Facilities Authority (Edward Hospital) 3,4                5.125       02/15/2025         8,751,430
--------------------------------------------------------------------------------------------------------------------------------
          30,000   IL Hsg. Devel. Authority (Garden House River Oak)                   6.875       01/01/2020            30,398
--------------------------------------------------------------------------------------------------------------------------------
          10,000   IL Hsg. Devel. Authority (Multifamily Hsg.), Series A               7.100       07/01/2026            10,013
--------------------------------------------------------------------------------------------------------------------------------
       3,955,000   Lombard, IL Facilities Corp. (Conference Center & Hotel) 3,4        5.250       01/01/2030         4,119,731
--------------------------------------------------------------------------------------------------------------------------------
       5,000,000   Lombard, IL Facilities Corp. (Conference Center & Hotel) 3,4        5.250       01/01/2036         5,197,475
--------------------------------------------------------------------------------------------------------------------------------
       2,600,000   Lombard, IL Public Facilities Corp.
                   (Conference Center & Hotel)                                         5.250       01/01/2036         2,702,674
--------------------------------------------------------------------------------------------------------------------------------
      13,635,000   Lombard, IL Public Facilities Corp.
                   (Conference Center & Hotel)                                         7.125       01/01/2036        14,491,551
--------------------------------------------------------------------------------------------------------------------------------
         495,000   Peoria, IL Hsg. (Peoria Oak Woods Apartments)                       7.750       10/15/2033           488,070
--------------------------------------------------------------------------------------------------------------------------------
       3,500,000   Plano, IL Special Service Area No. 5                                6.000       03/01/2036         3,536,225
--------------------------------------------------------------------------------------------------------------------------------
       6,375,000   Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)            6.375       08/01/2040         6,274,913
--------------------------------------------------------------------------------------------------------------------------------
      19,026,158   Robbins, IL Res Rec (Robbins Res Rec Partners)                      7.250       10/15/2024        19,382,708
--------------------------------------------------------------------------------------------------------------------------------
       5,660,000   Volo Village, IL Special Service Area (Remington Pointe)            6.450       03/01/2034         5,929,359
--------------------------------------------------------------------------------------------------------------------------------
       5,175,000   Yorkville, IL United City Special Services Area
                   Special Tax (Bristol Bay)                                           5.875       03/01/2036         5,103,275
                                                                                                                 --------------
                                                                                                                    222,693,132
--------------------------------------------------------------------------------------------------------------------------------
INDIANA--1.3%
         295,000   East Chicago, IN Solid Waste Disposal (USG Corp.)                   6.375       08/01/2029           309,951
--------------------------------------------------------------------------------------------------------------------------------
          25,000   Fort Wayne, IN Pollution Control (General Motors Corp.)             6.200       10/15/2025            25,335
--------------------------------------------------------------------------------------------------------------------------------
          25,000   IN Bond Bank (Southwestern Bartholomew Water Corp.)                 6.625       06/01/2012            25,037
--------------------------------------------------------------------------------------------------------------------------------
      13,925,000   IN Devel. Finance Authority (Inland Steel)                          7.250       11/01/2011        14,221,463
--------------------------------------------------------------------------------------------------------------------------------
      16,750,000   IN Health Facility Financing Authority
                   (Sisters of St. Francis Health) 3,4                                 5.500       11/01/2031        18,190,941
--------------------------------------------------------------------------------------------------------------------------------
          20,000   IN HFA (Single Family Mtg.)                                         5.550       01/01/2025            20,113
--------------------------------------------------------------------------------------------------------------------------------
         550,000   IN Pollution Control (General Motors Corp.)                         5.625       04/01/2011           544,473
--------------------------------------------------------------------------------------------------------------------------------
       4,360,000   Indianapolis, IN Hsg. (Cambridge Station Apartments)                5.250       01/01/2039         4,400,112
--------------------------------------------------------------------------------------------------------------------------------
          75,000   Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)           5.625       12/01/2027            75,140
--------------------------------------------------------------------------------------------------------------------------------
      17,505,000   North Manchester, IN (Estelle Peabody Memorial Home)                7.250       07/01/2033        18,189,270
--------------------------------------------------------------------------------------------------------------------------------
       4,500,000   Petersburg, IN Pollution Control
                   (Indianapolis Power & Light Company)                                6.625       12/01/2024         4,588,380


                 35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
INDIANA Continued
$        230,000   St. Joseph County, IN Economic Devel.
                   (Holy Cross Village Notre Dame)                                5.550%       05/15/2019    $      231,697
----------------------------------------------------------------------------------------------------------------------------
         265,000   St. Joseph County, IN Economic Devel.
                   (Holy Cross Village Notre Dame)                                5.700        05/15/2028           267,168
----------------------------------------------------------------------------------------------------------------------------
         500,000   St. Joseph County, IN Economic Devel.
                   (Holy Cross Village Notre Dame)                                6.000        05/15/2038           518,295
----------------------------------------------------------------------------------------------------------------------------
       6,915,000   Vincennes, IN Economic Devel.
                   (Southwest Indiana Regional Youth Village)                     6.250        01/01/2024         6,927,447
                                                                                                             ---------------
                                                                                                                 68,534,822
----------------------------------------------------------------------------------------------------------------------------
IOWA--3.7%
         750,000   Coralville, IA Urban Renewal                                   5.750        06/01/2028           754,913
----------------------------------------------------------------------------------------------------------------------------
         750,000   Coralville, IA Urban Renewal                                   6.000        06/01/2036           761,153
----------------------------------------------------------------------------------------------------------------------------
         520,000   IA Finance Authority (Amity Fellowserve)                       5.900        10/01/2016           525,096
----------------------------------------------------------------------------------------------------------------------------
         780,000   IA Finance Authority (Amity Fellowserve)                       6.000        10/01/2028           747,685
----------------------------------------------------------------------------------------------------------------------------
         940,000   IA Finance Authority (Amity Fellowserve)                       6.375        10/01/2026           948,864
----------------------------------------------------------------------------------------------------------------------------
       2,190,000   IA Finance Authority (Amity Fellowserve)                       6.500        10/01/2036         2,208,418
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   IA Finance Authority Health Facilities (Care Initiatives) 2    5.500        07/01/2025         3,085,290
----------------------------------------------------------------------------------------------------------------------------
         900,000   IA Finance Authority Retirement Community
                   (Friendship Haven)                                             6.125        11/15/2032           911,097
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   IA Higher Education Loan Authority (Wartburg College)          5.300        10/01/2037         9,961,400
----------------------------------------------------------------------------------------------------------------------------
      22,050,000   IA Tobacco Settlement Authority                                5.375        06/01/2038        22,279,982
----------------------------------------------------------------------------------------------------------------------------
      50,000,000   IA Tobacco Settlement Authority                                5.500        06/01/2042        50,959,000
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   IA Tobacco Settlement Authority                                5.625        06/01/2046         5,146,800
----------------------------------------------------------------------------------------------------------------------------
     190,800,000   IA Tobacco Settlement Authority                                6.250 5      06/01/2046        16,282,872
----------------------------------------------------------------------------------------------------------------------------
     360,990,000   IA Tobacco Settlement Authority                                7.130 5      06/01/2046        21,778,527
----------------------------------------------------------------------------------------------------------------------------
      60,000,000   IA Tobacco Settlement Authority (TASC) 3,4                     5.625        06/01/2046        61,761,600
                                                                                                             ---------------
                                                                                                                 198,112,697
----------------------------------------------------------------------------------------------------------------------------
KANSAS--0.3%
       1,125,000   KS Devel. Finance Authority (Oak Ridge Park Associates)        6.500        02/01/2018         1,125,821
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   KS Devel. Finance Authority (Oak Ridge Park Associates)        6.625        08/01/2029         1,001,020
----------------------------------------------------------------------------------------------------------------------------
       1,295,000   Lenexa, KS Multifamily Hsg. (Meadows Apartments)               7.950        10/15/2035         1,312,444
----------------------------------------------------------------------------------------------------------------------------
       1,310,000   Sedgwick & Shawnee Counties, KS Hsg.
                   (Single Family Mtg.)                                           5.900        06/01/2028         1,322,655
----------------------------------------------------------------------------------------------------------------------------
       2,625,000   Sedgwick & Shawnee Counties, KS Hsg.
                   (Single Family Mtg.)                                           6.450        12/01/2033         2,700,521
----------------------------------------------------------------------------------------------------------------------------
         800,000   Sedgwick & Shawnee Counties, KS Hsg.
                   (Single Family Mtg.)                                           6.875        12/01/2026           807,888
----------------------------------------------------------------------------------------------------------------------------
         295,000   Sedgwick & Shawnee Counties, KS Hsg.
                   (Single Family Mtg.)                                           7.600        12/01/2031           300,077
----------------------------------------------------------------------------------------------------------------------------
         735,000   Sedgwick & Shawnee Counties, KS Hsg.
                   (Single Family Mtg.)                                           7.600        12/01/2031           747,649


                 36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
KANSAS Continued
$        660,000   Wichita, KS Hsg. (Christian Relief Services KS
                   Affordable Hsg. Corp.)                                         5.900%       12/01/2016    $      430,247
----------------------------------------------------------------------------------------------------------------------------
       1,650,000   Wichita, KS Hsg. (Innes Station Apartments)                    6.250        03/01/2028         1,679,684
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   Wyandotte County/Kansas City, KS Unified
                   Government Industrial Devel. (Crestwood Apts)                  6.950        06/01/2037         2,503,025
----------------------------------------------------------------------------------------------------------------------------
       1,400,000   Wyandotte County/Kansas City, KS Unified
                   Government Pollution Control (General Motors)                  6.000        06/01/2025         1,400,518
                                                                                                             ---------------
                                                                                                                 15,331,549
----------------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.8%
         890,000   Boone County, KY Pollution Control
                   (Dayton Power & Light Company)                                 6.500        11/15/2022           898,046
----------------------------------------------------------------------------------------------------------------------------
           5,000   Boone County, KY Pollution Control
                   (Dayton Power & Light Company)                                 6.500        11/15/2022             5,011
----------------------------------------------------------------------------------------------------------------------------
      27,170,000   Kenton County, KY Airport Special Facilities
                   (Delta Airlines) 1                                             6.125        02/01/2022        13,999,071
----------------------------------------------------------------------------------------------------------------------------
      45,760,000   Kenton County, KY Airport Special Facilities
                   (Delta Airlines) 1                                             7.125        02/01/2021        24,776,294
----------------------------------------------------------------------------------------------------------------------------
         150,000   Kenton County, KY Airport Special Facilities
                   (Delta Airlines) 1                                             7.250        02/01/2022            81,216
----------------------------------------------------------------------------------------------------------------------------
      28,805,000   Kenton County, KY Airport Special Facilities
                   (Delta Airlines) 1                                             7.500        02/01/2012        15,882,789
----------------------------------------------------------------------------------------------------------------------------
      31,200,000   Kenton County, KY Airport Special Facilities
                   (Delta Airlines) 1                                             7.500        02/01/2020        17,203,992
----------------------------------------------------------------------------------------------------------------------------
       4,930,000   Kenton County, KY Airport Special Facilities
                   (Mesaba Aviation)                                              6.625        07/01/2019         4,891,300
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   Kenton County, KY Airport Special Facilities
                   (Mesaba Aviation)                                              6.700        07/01/2029         4,998,450
----------------------------------------------------------------------------------------------------------------------------
       2,685,000   Kuttawa, KY (1st Mortgage-GF/Kentucky)                         6.750        03/01/2029         2,685,161
----------------------------------------------------------------------------------------------------------------------------
       2,900,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)           6.000        05/01/2023         2,815,958
----------------------------------------------------------------------------------------------------------------------------
       1,200,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)           7.450        05/01/2022         1,201,380
----------------------------------------------------------------------------------------------------------------------------
       5,740,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)           7.650        05/01/2016         5,760,320
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Perry County, KY Solid Waste Disposal
                   (Weyerhaeuser Company)                                         6.550        04/15/2027         2,070,280
                                                                                                             ---------------
                                                                                                                 97,269,268
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA--4.0%
       5,565,000   Calcasieu Parish, LA Industrial Devel. Board
                   Pollution Control (Gulf States Utilities Company)              6.750        10/01/2012         5,583,031
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Claiborne Parish, LA Law Enforcement District
                   (Claiborne Correctional Facilities) 7                          6.250        03/01/2019         3,131,010
----------------------------------------------------------------------------------------------------------------------------
       1,400,000   Epps, LA COP 7                                                 8.000        06/01/2018         1,442,210
----------------------------------------------------------------------------------------------------------------------------
       3,790,000   LA CDA (Eunice Student Hsg. Foundation)                        7.375        09/01/2033         3,412,061
----------------------------------------------------------------------------------------------------------------------------
         155,000   LA HFA (Single Family Mtg.)                                    6.300        06/01/2020           157,496


                 37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$      1,135,000   LA Local Government EF&CD Authority
                   (Cypress Apartments)                                           8.000%       04/20/2028    $    1,134,818
----------------------------------------------------------------------------------------------------------------------------
         580,000   LA Local Government EF&CD Authority
                   (Oakleigh Apartments)                                          8.500        06/01/2038           605,282
----------------------------------------------------------------------------------------------------------------------------
       4,100,000   LA Local Government EF&CD Authority
                   (Oakleigh Apartments) Series A                                 6.375        06/01/2038         4,301,187
----------------------------------------------------------------------------------------------------------------------------
         510,000   LA Local Government EF&CD Authority
                   (Sharlo Apartments)                                            8.000        06/20/2028           509,918
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   LA Local Government EF&CD Authority (St. James Place)          7.000        11/01/2029         8,253,920
----------------------------------------------------------------------------------------------------------------------------
       7,460,000   LA Public Facilities Authority
                   (Lake Charles Memorial Hospital)                               8.625        12/01/2030         7,848,144
----------------------------------------------------------------------------------------------------------------------------
       5,350,000   LA Public Facilities Authority (Progressive Healthcare)        6.375        10/01/2028         5,283,767
----------------------------------------------------------------------------------------------------------------------------
       7,500,000   LA Public Facilities Authority
                   (Ochsner Clinic Foundation) 3,4                                5.000        05/15/2022         7,553,100
----------------------------------------------------------------------------------------------------------------------------
     119,935,000   LA Tobacco Settlement Financing Corp. (TASC)                   5.875        05/15/2039       125,837,001
----------------------------------------------------------------------------------------------------------------------------
       9,630,000   LA Tobacco Settlement Financing Corp. (TASC), Series B         5.500        05/15/2030         9,910,040
----------------------------------------------------------------------------------------------------------------------------
          45,000   Lake Charles, LA Non-Profit HDC Section 8 (Chateau)            7.875        02/15/2025            45,282
----------------------------------------------------------------------------------------------------------------------------
      23,400,000   New Orleans, LA Exhibit Hall Special Tax
                   (Ernest N. Morial) 3,4                                         5.250        07/15/2028        24,289,083
----------------------------------------------------------------------------------------------------------------------------
         735,000   New Orleans, LA Finance Authority (Single Family Mtg.)         6.220 5      12/01/2032           144,369
----------------------------------------------------------------------------------------------------------------------------
       1,835,000   New Orleans, LA Finance Authority (Single Family Mtg.)         6.370 5      06/01/2032           356,999
----------------------------------------------------------------------------------------------------------------------------
         340,000   New Orleans, LA HDC (Southwood Patio)                          7.700        02/01/2022           347,742
----------------------------------------------------------------------------------------------------------------------------
          60,000   Tensas Parish, LA Law Enforcement District COP                 8.000        10/01/2010            61,336
----------------------------------------------------------------------------------------------------------------------------
         140,000   West Feliciana Parish, LA Pollution Control
                   (Entergy Gulf States)                                          5.800        12/01/2015           140,739
----------------------------------------------------------------------------------------------------------------------------
         240,000   West Feliciana Parish, LA Pollution Control
                   (Entergy Gulf States)                                          5.800        04/01/2016           240,667
                                                                                                             ---------------
                                                                                                                210,589,202
----------------------------------------------------------------------------------------------------------------------------
MAINE--1.0%
      35,020,000   ME Finance Authority Solid Waste Recycling Facilities
                   (Great Northern Paper)                                         7.750        10/01/2022        35,307,514
----------------------------------------------------------------------------------------------------------------------------
          90,000   ME Municipal Bond Bank, Series D                               6.300        11/01/2014            90,553
----------------------------------------------------------------------------------------------------------------------------
       4,960,000   ME State Hsg. Authority Mtg, Series F-2 3,4                    5.150        11/15/2022         5,048,933
----------------------------------------------------------------------------------------------------------------------------
          20,000   North Berwick, ME (Hussey Seating Company)                     7.000        12/01/2013            20,354
----------------------------------------------------------------------------------------------------------------------------
       4,800,000   Rumford, ME Pollution Control (Boise Cascade Corp.)            6.625        07/01/2020         4,860,480
----------------------------------------------------------------------------------------------------------------------------
       6,200,000   Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)         6.875        10/01/2026         6,720,428
                                                                                                             ---------------
                                                                                                                 52,048,262
----------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.4%
       3,000,000   Baltimore, MD Convention Center                                5.875        09/01/2039         3,138,990
----------------------------------------------------------------------------------------------------------------------------
         977,000   Baltimore, MD Special Obligation (North Locust Point)          5.500        09/01/2034           983,341
----------------------------------------------------------------------------------------------------------------------------
         100,000   Frederick County, MD Economic Devel.
                   (YMCA of Frederick)                                            6.000        10/01/2023           102,259


                 38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$      3,140,000   MD Community Devel. Administration
                   (Dept. of Hsg.& Community Devel.)                              5.050%       07/01/2047    $    3,126,372
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   MD EDC Student Hsg. (University of Maryland)                   5.750        10/01/2033         4,778,250
----------------------------------------------------------------------------------------------------------------------------
         750,000   MD H&HEFA (Edenwald)                                           5.400        01/01/2031           763,973
----------------------------------------------------------------------------------------------------------------------------
         750,000   MD H&HEFA (Edenwald)                                           5.400        01/01/2037           762,810
----------------------------------------------------------------------------------------------------------------------------
         320,000   MD Industrial Devel. Financing Authority
                   (Our Lady of Good Counsel)                                     5.500        05/01/2020           333,158
----------------------------------------------------------------------------------------------------------------------------
         850,000   MD Industrial Devel. Financing Authority
                   (Our Lady of Good Counsel)                                     6.000        05/01/2035           897,541
----------------------------------------------------------------------------------------------------------------------------
         300,000   MD Stadium Authority (Convention Center Expansion)             5.875        12/15/2010           302,331
----------------------------------------------------------------------------------------------------------------------------
          15,000   Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.), Series C                        7.150        07/01/2023            15,018
----------------------------------------------------------------------------------------------------------------------------
       4,000,000   Prince Georges County, MD Special Obligation
                   (National Harbor)                                              5.200        07/01/2034         3,960,840
                                                                                                             ---------------
                                                                                                                 19,164,883
----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.8%
          40,000   MA Devel. Finance Agency (Alliance Health
                   of Brockton/Alliance Health of Quincy Obligated Group)         7.100        07/01/2032            41,542
----------------------------------------------------------------------------------------------------------------------------
         800,000   MA Devel. Finance Agency (Eastern Nazarene College)            5.625        04/01/2019           813,368
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   MA Devel. Finance Agency (Eastern Nazarene College)            5.625        04/01/2029         2,022,280
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   MA GO 3,4                                                      5.000        08/01/2027         8,482,120
----------------------------------------------------------------------------------------------------------------------------
          85,000   MA H&EFA (Holyoke Hospital)                                    6.500        07/01/2015            85,013
----------------------------------------------------------------------------------------------------------------------------
          10,000   MA H&EFA (Medical Academic and Scientific
                   Community Organization)                                        6.625        01/01/2015            10,094
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   MA H&EFA (Emerson Hospital) 3,4                                5.000        08/15/2035        10,104,850
----------------------------------------------------------------------------------------------------------------------------
      52,085,000   MA HFA, Series A 3,4                                           5.250        07/01/2025        53,464,078
----------------------------------------------------------------------------------------------------------------------------
      22,575,000   MA HFA, Series F 3,4                                           5.000        07/01/2022        22,752,096
                                                                                                             ---------------
                                                                                                                 97,775,441
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN--3.1%
       2,625,000   Kent, MI Hospital Finance Authority                            6.250        07/01/2040         2,865,503
----------------------------------------------------------------------------------------------------------------------------
       9,900,000   MI Higher Education Student Loan Authority 3,4                 5.450        09/01/2026        10,208,187
----------------------------------------------------------------------------------------------------------------------------
          65,000   MI Hospital Finance Authority (Detroit Medical Center)         6.500        08/15/2018            65,033
----------------------------------------------------------------------------------------------------------------------------
      20,000,000   MI Hospital Finance Authority (Henry Ford Health System)       5.250        11/15/2046        20,612,800
----------------------------------------------------------------------------------------------------------------------------
       1,200,000   MI Hsg. Devel. Authority (Deaconess Tower) 2                   5.200        08/20/2038         1,213,380
----------------------------------------------------------------------------------------------------------------------------
         500,000   MI Hsg. Devel. Authority, Series D                             5.200        10/01/2042           505,595
----------------------------------------------------------------------------------------------------------------------------
       2,185,000   MI Job Devel. Authority Pollution Control
                   (General Motors Corp.)                                         5.550        04/01/2009         2,162,495
----------------------------------------------------------------------------------------------------------------------------
         450,000   MI Public Educational Facilities Authority
                   (Black River School)                                           5.800        09/01/2030           453,906
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   MI Public Educational Facilities Authority (Old Redford)       6.000        12/01/2035         1,992,960
----------------------------------------------------------------------------------------------------------------------------
       4,900,000   MI Strategic Fund (Genesee Power Station)                      7.500        01/01/2021         4,886,721


                 39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$        360,000   MI Strategic Fund Limited Obligation
                   (Clark Retirement Community/Clark Retirement
                   Community Foundation Obligated Group)                          5.650%       09/01/2029    $      376,927
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   MI Strategic Fund Limited Obligation
                   (Detroit Edison Company) 3,4                                   5.500        06/01/2030         8,471,440
----------------------------------------------------------------------------------------------------------------------------
       5,505,000   MI Strategic Fund Limited Obligation
                   (Ford Motor Company), Series A                                 6.550        10/01/2022         5,518,763
----------------------------------------------------------------------------------------------------------------------------
      15,375,000   MI Strategic Fund Pollution Control
                   (General Motors Corp.)                                         7.750 8      04/01/2008        15,375,000
----------------------------------------------------------------------------------------------------------------------------
      27,895,000   MI Strategic Fund Pollution Control
                   (General Motors Corp.)                                         7.750 8      12/01/2008        27,895,000
----------------------------------------------------------------------------------------------------------------------------
      25,250,000   Midland County, MI EDC (Midland Cogeneration Venture)          6.875        07/23/2009        25,719,145
----------------------------------------------------------------------------------------------------------------------------
         800,000   Pontiac, MI Tax Increment Finance Authority                    6.375        06/01/2031           852,640
----------------------------------------------------------------------------------------------------------------------------
       3,765,000   Wayne Charter County, MI Airport Facilities
                   (Northwest Airlines) 1                                         6.000        12/01/2029         2,270,333
----------------------------------------------------------------------------------------------------------------------------
      31,195,000   Wayne County, MI Airport Authority
                   (Detroit Metropolitan Wayne County Airport) 3,4                5.000        12/01/2029        31,810,493
                                                                                                             ---------------
                                                                                                                163,256,321
----------------------------------------------------------------------------------------------------------------------------
MINNESOTA--2.1%
       1,375,000   Aitkin, MN Health Care Facilities
                   (Riverwood Healthcare Center) 2                                5.600        02/01/2032         1,377,214
----------------------------------------------------------------------------------------------------------------------------
       1,430,000   Burnsville, MN Commercial Devel. (Holiday Inn)                 5.900        04/01/2008         1,423,208
----------------------------------------------------------------------------------------------------------------------------
          45,000   Burnsville, MN Multifamily (Summit Park Apartments)            6.000        07/01/2033            45,041
----------------------------------------------------------------------------------------------------------------------------
          65,000   Cloguet, MN Pollution Control (Potlach Corp.)                  5.900        10/01/2026            66,010
----------------------------------------------------------------------------------------------------------------------------
         475,000   Cuyuna Range, MN Hospital District Health Facilities           5.200        06/01/2025           476,967
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Cuyuna Range, MN Hospital District Health Facilities           5.500        06/01/2035         1,008,970
----------------------------------------------------------------------------------------------------------------------------
         200,000   Eden Prairie, MN Hsg. (Sterling Ponds)                         6.250        12/01/2029           200,382
----------------------------------------------------------------------------------------------------------------------------
         130,000   Grand Rapids, MN Hsg. & Redevel. Authority (Lakeshore)         5.700        10/01/2029           133,734
----------------------------------------------------------------------------------------------------------------------------
         525,000   International Falls, MN Pollution Control
                   (Boise Cascade Corp.)                                          5.500        04/01/2023           534,167
----------------------------------------------------------------------------------------------------------------------------
       3,250,000   International Falls, MN Pollution Control
                   (Boise Cascade Corp.)                                          5.650        12/01/2022         3,285,555
----------------------------------------------------------------------------------------------------------------------------
       6,175,000   International Falls, MN Solid Waste Disposal
                   (Boise Cascade Corp.)                                          6.850        12/01/2029         6,589,960
----------------------------------------------------------------------------------------------------------------------------
         515,000   Lake Crystal, MN Hsg. (Ecumen-Second Century) 2                5.550        09/01/2026           516,437
----------------------------------------------------------------------------------------------------------------------------
       1,135,000   Lake Crystal, MN Hsg. (Ecumen-Second Century) 2                5.700        09/01/2036         1,137,270
----------------------------------------------------------------------------------------------------------------------------
       1,230,000   Mahtomedi, MN Multifamily (Briarcliff)                         7.350        06/01/2036         1,256,261
----------------------------------------------------------------------------------------------------------------------------
       9,800,000   Mankato, MN Industrial Devel.
                   (Environ Biocomposites Holdings)                               7.250        12/01/2025         9,650,648
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   Minneapolis & St. Paul, MN Hsg. Finance Board
                   (Single Family Mtg.)                                           5.000        12/01/2038         5,001,500
----------------------------------------------------------------------------------------------------------------------------
      30,555,000   Minneapolis & St. Paul, MN Metropolitan
                   Airports Commission (Northwest Airlines) 1                     7.000        04/01/2025        21,029,479


                 40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MINNESOTA Continued
$     12,400,000   Minneapolis & St. Paul, MN Metropolitan
                   Airports Commission (Northwest Airlines) 1                     7.375%       04/01/2025    $    8,532,688
----------------------------------------------------------------------------------------------------------------------------
          35,000   Minneapolis, MN (Walker Methodist Senior Services)             5.875        11/15/2018            35,121
----------------------------------------------------------------------------------------------------------------------------
         145,000   Minneapolis, MN (Walker Methodist Senior Services)             6.000        11/15/2028           145,418
----------------------------------------------------------------------------------------------------------------------------
          15,000   Minneapolis, MN (Walker Methodist Senior Services)             6.000        11/15/2028            15,043
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Minneapolis, MN Tax Increment (Ivy Tower)                      5.700        02/01/2029         1,009,650
----------------------------------------------------------------------------------------------------------------------------
         250,000   MN HFA (Residential Hsg.)                                      5.100        07/01/2031           251,943
----------------------------------------------------------------------------------------------------------------------------
          25,000   MN HFA (Single Family Mtg.)                                    5.900        07/01/2025            25,372
----------------------------------------------------------------------------------------------------------------------------
         900,000   New Hope, MN Hsg. & Health Care Facilities
                   (MN Masonic Home North Ridge)                                  5.900        03/01/2019           927,567
----------------------------------------------------------------------------------------------------------------------------
         500,000   Northfield, MN Hospital 2                                      5.375        11/01/2031           516,475
----------------------------------------------------------------------------------------------------------------------------
         280,000   Orono, MN Hsg. (Orono Senior Hsg.)                             6.250        11/01/2036           285,704
----------------------------------------------------------------------------------------------------------------------------
         400,000   Owatonna, MN Senior Hsg. (Owatonna Senior Living)              5.800        10/01/2029           398,196
----------------------------------------------------------------------------------------------------------------------------
       1,250,000   Owatonna, MN Senior Hsg. (Owatonna Senior Living)              6.000        04/01/2041         1,259,450
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Pine City, MN (Lakes International Language Academy)           6.250        05/01/2035         1,001,690
----------------------------------------------------------------------------------------------------------------------------
         820,000   Pine City, MN Health Care & Hsg. (North Branch)                6.000        10/20/2036           819,680
----------------------------------------------------------------------------------------------------------------------------
       1,715,000   Pine City, MN Health Care & Hsg. (North Branch)                6.125        10/20/2047         1,715,840
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Prior Lake, MN EDA (Sheperds Path Senior Hsg.) 2               5.625        08/01/2026         1,508,550
----------------------------------------------------------------------------------------------------------------------------
       6,200,000   Richfield, MN Senior Hsg. (Richfield Senior Hsg.)              6.625        12/01/2039         6,259,706
----------------------------------------------------------------------------------------------------------------------------
         685,000   Rochester, MN Multifamily Hsg. (Eastridge Estates)             7.750        12/15/2034           681,404
----------------------------------------------------------------------------------------------------------------------------
       8,265,000   Rochester, MN Multifamily Hsg.
                   (Wedum Shorewood Campus)                                       6.600        06/01/2036         8,491,461
----------------------------------------------------------------------------------------------------------------------------
       4,500,000   Sartell, MN Health Care & Hsg. Facilities
                   (The Foundation for Health Care Continuums)                    6.625        09/01/2029         4,640,805
----------------------------------------------------------------------------------------------------------------------------
         830,000   St. Anthony, MN Hsg. & Redevel. Authority
                   (Silver Lake Village) 2                                        5.375        08/01/2021           834,291
----------------------------------------------------------------------------------------------------------------------------
         790,000   St. Anthony, MN Hsg. & Redevel. Authority
                   (Silver Lake Village) 2                                        5.625        02/01/2031           795,491
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   St. Louis Park, MN (Roitenberg Family) 2                       5.700        08/15/2041         1,000,830
----------------------------------------------------------------------------------------------------------------------------
       1,700,000   St. Paul, MN Hsg. & Redevel. Authority
                   (Brigecreek Senior Place)                                      7.000        09/15/2037         1,700,000
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   St. Paul, MN Hsg. & Redevel. Authority
                   (Community of Peace Building Company)                          7.875        12/01/2030         2,063,820
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   St. Paul, MN Hsg. & Redevel. Authority
                   (Great Northern Lofts)                                         6.250        03/01/2029         3,168,630
----------------------------------------------------------------------------------------------------------------------------
       2,130,000   St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)         7.000        03/01/2029         2,291,454
----------------------------------------------------------------------------------------------------------------------------
       1,710,000   St. Paul, MN Port Authority (Great Northern)                   6.000        03/01/2030         1,765,866
----------------------------------------------------------------------------------------------------------------------------
       3,400,000   St. Paul, MN Port Authority (Healtheast Midway Campus)         6.000        05/01/2030         3,459,772
                                                                                                             ---------------
                                                                                                                109,334,720


                 41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--0.7%
$        125,000   Claiborne County, MS Pollution Control
                   (System Energy Resources)                                      6.200%       02/01/2026    $      125,599
----------------------------------------------------------------------------------------------------------------------------
          50,000   Gulfport, MS Hospital Facility
                   (Gulfport Memorial Hospital)                                   6.125        07/01/2015            50,074
----------------------------------------------------------------------------------------------------------------------------
         320,000   Hinds County, MS Urban Renewal
                   (The Lodge Associates, Ltd.) 1                                 8.000        10/15/2022           259,613
----------------------------------------------------------------------------------------------------------------------------
      12,485,000   MS Business Finance Corp. (System Energy Resources)            5.875        04/01/2022        12,521,706
----------------------------------------------------------------------------------------------------------------------------
       6,430,000   MS Business Finance Corp. (System Energy Resources)            5.900        05/01/2022         6,449,869
----------------------------------------------------------------------------------------------------------------------------
      17,500,000   MS Hospital Equipment & Facilities Authority
                   (Baptist Memorial Health Care) 3,4                             5.000        09/01/2024        17,568,513
                                                                                                             ---------------
                                                                                                                 36,975,374
----------------------------------------------------------------------------------------------------------------------------
MISSOURI--0.9%
         250,000   Belton, MO Tax Increment (Belton Town Center)                  5.500        03/01/2020           249,633
----------------------------------------------------------------------------------------------------------------------------
         400,000   Belton, MO Tax Increment (Belton Town Center)                  5.625        03/01/2025           399,064
----------------------------------------------------------------------------------------------------------------------------
      13,000,000   Branson, MO IDA (Branson Hills)                                7.050        05/01/2027        13,920,790
----------------------------------------------------------------------------------------------------------------------------
       2,075,000   Branson, MO IDA (Branson Landing)                              5.250        06/01/2021         2,073,776
----------------------------------------------------------------------------------------------------------------------------
       2,470,000   Branson, MO IDA (Branson Landing)                              5.500        06/01/2029         2,484,375
----------------------------------------------------------------------------------------------------------------------------
         570,000   Broadway-Fairview, MO Transportation Devel. District
                   (Columbia)                                                     6.125        12/01/2036           573,842
----------------------------------------------------------------------------------------------------------------------------
       1,215,000   Chillicothe, MO Tax Increment (South U.S. 65)                  5.500        04/01/2021         1,208,257
----------------------------------------------------------------------------------------------------------------------------
       1,100,000   Chillicothe, MO Tax Increment (South U.S. 65)                  5.625        04/01/2027         1,094,588
----------------------------------------------------------------------------------------------------------------------------
       2,530,000   Clay County, MO IDA (Oak Creek)                                6.300        01/20/2038         2,714,437
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Kansas City, MO IDA (Plaza Library)                            5.900        03/01/2024           994,100
----------------------------------------------------------------------------------------------------------------------------
       1,400,000   Kansas City, MO IDA (West Paseo)                               6.750        07/01/2036         1,398,992
----------------------------------------------------------------------------------------------------------------------------
       3,750,000   Kansas City, MO Tax Increment (Briarcliff West)                5.400        06/01/2024         3,791,063
----------------------------------------------------------------------------------------------------------------------------
       3,915,000   MO Hsg. Devel. Commission
                   (Mansion Apartments Phase II)                                  6.170        04/01/2032         3,941,191
----------------------------------------------------------------------------------------------------------------------------
       3,615,000   MO Hsg. Devel. Commission (Single Family Mtg.)                 5.550        09/01/2034         3,686,396
----------------------------------------------------------------------------------------------------------------------------
         530,000   MO Hsg. Devel. Commission (Single Family Mtg.)                 6.350        09/01/2034           556,993
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   St. Joseph, MO IDA (Living Community of St. Joseph)            7.000        08/15/2032         2,662,100
----------------------------------------------------------------------------------------------------------------------------
         750,000   St. Joseph, MO IDA (Shoppes at North Village)                  5.375        11/01/2024           747,345
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   St. Joseph, MO IDA (Shoppes at North Village)                  5.500        11/01/2027         2,503,875
----------------------------------------------------------------------------------------------------------------------------
          60,000   St. Louis, MO IDA (Anheuser-Busch Companies)                   5.875        11/01/2026            61,270
----------------------------------------------------------------------------------------------------------------------------
       1,660,000   St. Louis, MO Tax Increment (Printers Lofts)                   6.000        08/21/2026         1,678,509
                                                                                                             ---------------
                                                                                                                 46,740,596
----------------------------------------------------------------------------------------------------------------------------
MONTANA--0.2%
       6,800,000   MT Board of Investment Exempt Facilities
                   (Stillwater Mining Company)                                    8.000        07/01/2020         7,102,056
----------------------------------------------------------------------------------------------------------------------------
       1,125,000   MT Facilities Finance Authority (St. John's Lutheran) 2        6.000        05/15/2025         1,141,515
----------------------------------------------------------------------------------------------------------------------------
       1,650,000   MT Facilities Finance Authority (St. John's Lutheran) 2        6.125        05/15/2036         1,677,621


                 42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MONTANA Continued
$      1,910,000   MT Health Facilities Authority
                   (Community Medical Center)                                     6.375%       06/01/2018    $    1,938,287
----------------------------------------------------------------------------------------------------------------------------
         165,000   MT Higher Education Student Assistance Corp.                   5.500        12/01/2031           168,102
                                                                                                             ---------------
                                                                                                                 12,027,581
----------------------------------------------------------------------------------------------------------------------------
MULTI STATES--0.5%
       7,000,000   GMAC Municipal Mortgage Trust                                  5.500        10/31/2040         7,046,130
----------------------------------------------------------------------------------------------------------------------------
      13,000,000   GMAC Municipal Mortgage Trust                                  5.700        10/31/2040        13,066,950
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   Munimae TE Bond Subsidiary                                     5.900        11/29/2049         8,103,920
                                                                                                             ---------------
                                                                                                                 28,217,000
----------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.0%
          65,000   NE Student Loan (Nebhelp Inc.)                                 6.000        06/01/2028            65,441
----------------------------------------------------------------------------------------------------------------------------
         250,000   NE Student Loan (Nebhelp Inc.)                                 6.660 5      12/15/2015           129,955
                                                                                                             ---------------
                                                                                                                    195,396
----------------------------------------------------------------------------------------------------------------------------
NEVADA--2.0%
      27,210,000   Clark County, NV Industrial Devel.
                   (Nevada Power Company)                                         5.900        10/01/2030        27,207,551
----------------------------------------------------------------------------------------------------------------------------
       7,025,000   Clark County, NV Industrial Devel.
                   (Nevada Power Company), Series A                               5.900        11/01/2032         7,026,616
----------------------------------------------------------------------------------------------------------------------------
       8,270,000   Clark County, NV Industrial Devel. Revenue
                   (Southwest Gas Corp.) 3,4                                      5.550        12/01/2038         8,731,321
----------------------------------------------------------------------------------------------------------------------------
      10,570,000   Clark County, NV Industrial Devel.
                   (Southwest Gas Corp.) 3,4                                      5.250        07/01/2034        10,939,633
----------------------------------------------------------------------------------------------------------------------------
      12,000,000   Clark County, NV Industrial Devel.
                   (Southwest Gas Corp.) 3,4                                      5.250        03/01/2038        12,451,440
----------------------------------------------------------------------------------------------------------------------------
      19,210,000   Clark County, NV Industrial Devel.
                   (Southwest Gas Corp.) 3,4                                      5.000        12/01/2033        19,502,896
----------------------------------------------------------------------------------------------------------------------------
       2,765,000   Clark County, NV Pollution Control
                   (Nevada Power Company)                                         6.600        06/01/2019         2,769,894
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   Director of the State of NV Dept. of Business & Industry
                   (Las Ventanas Retirement)                                      7.000        11/15/2034        10,070,900
----------------------------------------------------------------------------------------------------------------------------
         100,000   Humboldt County, NV Pollution Control
                   (Sierra Pacific Power Company)                                 6.300        07/01/2022           100,204
----------------------------------------------------------------------------------------------------------------------------
         380,000   Humboldt County, NV Pollution Control
                   (Sierra Pacific Power Company)                                 6.350        08/01/2012           383,982
----------------------------------------------------------------------------------------------------------------------------
         135,000   Mesquite, NV Special Improvement District
                   (Canyon Creek)                                                 5.400        08/01/2020           132,854
----------------------------------------------------------------------------------------------------------------------------
         500,000   Mesquite, NV Special Improvement District
                   (Canyon Creek)                                                 5.500        08/01/2025           491,615
----------------------------------------------------------------------------------------------------------------------------
         100,000   Reno, NV Redevel. Agency Tax Allocation, Series A              6.200        06/01/2018           100,087
----------------------------------------------------------------------------------------------------------------------------
       1,675,000   Washoe County, NV Gas & Water Facilities
                   (Sierra Pacific Power Company)                                 5.900        06/01/2023         1,695,217
----------------------------------------------------------------------------------------------------------------------------
          45,000   Washoe County, NV Gas & Water Facilities
                   (Sierra Pacific Power Company)                                 6.300        12/01/2014            45,799


                 43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                      VALUE
         AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEVADA Continued
$     4,290,000   Washoe County, NV Gas Facility
                  (Sierra Pacific Power Company)                                6.550%       09/01/2020    $    4,351,905
                                                                                                           ---------------
                                                                                                              106,001,914
--------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.1%
      2,215,000   NH Business Finance Authority (Air Cargo at Pease)            6.750        04/01/2024         2,162,349
--------------------------------------------------------------------------------------------------------------------------
      4,000,000   NH H&EFA (Franklin Pierce College)                            6.050        10/01/2034         4,233,920
--------------------------------------------------------------------------------------------------------------------------
        775,000   NH HE&HFA (New England College)                               5.750        03/01/2009           777,627
                                                                                                           ---------------
                                                                                                                7,173,896
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--8.4%
        100,000   NJ EDA (Cascade Corp.)                                        8.250        02/01/2026            99,997
--------------------------------------------------------------------------------------------------------------------------
     24,000,000   NJ EDA (Cigarette Tax)                                        5.500        06/15/2024        24,943,920
--------------------------------------------------------------------------------------------------------------------------
      5,205,000   NJ EDA (Cigarette Tax)                                        5.500        06/15/2031         5,398,366
--------------------------------------------------------------------------------------------------------------------------
     19,205,000   NJ EDA (Cigarette Tax)                                        5.750        06/15/2029        20,357,108
--------------------------------------------------------------------------------------------------------------------------
      3,000,000   NJ EDA (Cigarette Tax)                                        5.750        06/15/2034         3,159,900
--------------------------------------------------------------------------------------------------------------------------
        965,000   NJ EDA (Continental Airlines)                                 5.500        04/01/2028           856,438
--------------------------------------------------------------------------------------------------------------------------
      5,285,000   NJ EDA (Continental Airlines)                                 6.250        09/15/2019         5,410,994
--------------------------------------------------------------------------------------------------------------------------
     31,170,000   NJ EDA (Continental Airlines)                                 6.250        09/15/2029        31,897,508
--------------------------------------------------------------------------------------------------------------------------
     16,005,000   NJ EDA (Continental Airlines)                                 6.400        09/15/2023        16,440,496
--------------------------------------------------------------------------------------------------------------------------
        935,000   NJ EDA (Continental Airlines)                                 6.625        09/15/2012           985,752
--------------------------------------------------------------------------------------------------------------------------
     20,725,000   NJ EDA (Continental Airlines)                                 7.000        11/15/2030        21,736,795
--------------------------------------------------------------------------------------------------------------------------
     16,910,000   NJ EDA (Continental Airlines)                                 7.200        11/15/2030        17,862,033
--------------------------------------------------------------------------------------------------------------------------
        100,000   NJ EDA (Continental Airlines)                                 9.000        06/01/2033           118,071
--------------------------------------------------------------------------------------------------------------------------
      1,510,000   NJ EDA (Empowerment Zone-Cumberland)                          7.750        08/01/2021         1,518,139
--------------------------------------------------------------------------------------------------------------------------
      3,250,000   NJ EDA Retirement Community (Cedar Crest Village)             7.250        11/15/2031         3,519,230
--------------------------------------------------------------------------------------------------------------------------
     29,565,000   NJ EDA (School Facilities Construction) 3,4                   5.250        12/15/2015        32,277,634
--------------------------------------------------------------------------------------------------------------------------
      2,545,000   NJ Health Care Facilities Financing Authority
                  (Columbus Hospital)                                           7.500        07/01/2021         2,548,410
--------------------------------------------------------------------------------------------------------------------------
      5,100,000   NJ Health Care Facilities Financing Authority
                  (Raritan Bay Medical Center)                                  7.250        07/01/2027         5,216,280
--------------------------------------------------------------------------------------------------------------------------
     64,620,000   NJ Tobacco Settlement Financing Corp. (TASC)                  6.000        06/01/2037        68,267,799
--------------------------------------------------------------------------------------------------------------------------
     88,750,000   NJ Tobacco Settlement Financing Corp. (TASC)                  6.125        06/01/2042        94,316,400
--------------------------------------------------------------------------------------------------------------------------
     46,215,000   NJ Tobacco Settlement Financing Corp. (TASC)                  6.250        06/01/2043        50,146,048
--------------------------------------------------------------------------------------------------------------------------
     16,165,000   NJ Tobacco Settlement Financing Corp. (TASC)                  6.375        06/01/2032        17,627,124
--------------------------------------------------------------------------------------------------------------------------
     12,590,000   NJ Tobacco Settlement Financing Corp. (TASC)                  6.750        06/01/2039        14,133,282
--------------------------------------------------------------------------------------------------------------------------
      4,055,000   NJ Tobacco Settlement Financing Corp. (TASC)                  7.000        06/01/2041         4,623,592
                                                                                                           ---------------
                                                                                                              443,461,316
--------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.2%
      5,800,000   Eldorado, NM Area Water & Sanitation District                 6.000        02/01/2025         5,714,102
--------------------------------------------------------------------------------------------------------------------------
      1,100,000   Mariposa East, NM Public Improvement District                 5.500        09/01/2016         1,118,249


                 44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW MEXICO Continued
$        500,000   Mariposa East, NM Public Improvement District                  5.750%       09/01/2021    $      511,295
----------------------------------------------------------------------------------------------------------------------------
         500,000   Mariposa East, NM Public Improvement District                  6.000        09/01/2032           512,320
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Ventana West, NM Public Improvement District
                   Special Levy                                                   6.875        08/01/2033         1,061,140
                                                                                                             ---------------
                                                                                                                  8,917,106
----------------------------------------------------------------------------------------------------------------------------
NEW YORK--3.2%
       3,000,000   Albany, NY IDA (New Covenant Charter School)                   7.000        05/01/2035         2,865,990
----------------------------------------------------------------------------------------------------------------------------
      23,000,000   Erie County, NY IDA (Great Lakes)                              7.500        12/01/2025        21,956,720
----------------------------------------------------------------------------------------------------------------------------
      13,000,000   Erie County, NY Tobacco Asset Securitization Corp.             5.810 5      06/01/2047         1,042,990
----------------------------------------------------------------------------------------------------------------------------
      56,000,000   Erie County, NY Tobacco Asset Securitization Corp.             6.280 5      06/01/2050         3,244,640
----------------------------------------------------------------------------------------------------------------------------
      62,000,000   Erie County, NY Tobacco Asset Securitization Corp.             6.660 5      06/01/2055         2,189,840
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   NY Counties Tobacco Trust IV                                   5.000        06/01/2042           971,530
----------------------------------------------------------------------------------------------------------------------------
     132,765,000   NY Counties Tobacco Trust V                                    5.900 5      06/01/2038        19,454,055
----------------------------------------------------------------------------------------------------------------------------
     108,000,000   NY Counties Tobacco Trust V                                    6.070 5      06/01/2050         7,198,200
----------------------------------------------------------------------------------------------------------------------------
     412,100,000   NY Counties Tobacco Trust V                                    7.150 5      06/01/2060         9,470,058
----------------------------------------------------------------------------------------------------------------------------
     500,000,000   NY Counties Tobacco Trust V                                    7.840 5      06/01/2060         8,595,000
----------------------------------------------------------------------------------------------------------------------------
       8,765,000   NY TSASC, Inc. (TFABs)                                         5.125        06/01/2042         8,679,103
----------------------------------------------------------------------------------------------------------------------------
       2,815,000   NYC IDA (American Airlines)                                    5.400        07/01/2020         2,604,438
----------------------------------------------------------------------------------------------------------------------------
       7,055,000   NYC IDA (American Airlines)                                    6.900        08/01/2024         7,053,871
----------------------------------------------------------------------------------------------------------------------------
       4,750,000   NYC IDA (American Airlines)                                    7.625        08/01/2025         5,562,155
----------------------------------------------------------------------------------------------------------------------------
      46,000,000   NYC IDA (American Airlines)                                    7.750        08/01/2031        53,914,300
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)             5.750        10/01/2036         1,004,640
----------------------------------------------------------------------------------------------------------------------------
         500,000   NYC IDA Special Facilities (JFK International Airport)         8.000        08/01/2012           564,240
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYS DA (MSH/NYU Hospital Center/HJDOI
                   Obligated Group)                                               6.625        07/01/2019         5,384,900
----------------------------------------------------------------------------------------------------------------------------
       1,350,000   Otsego County, NY IDA (Hartwick College)                       6.000        07/01/2013         1,403,987
----------------------------------------------------------------------------------------------------------------------------
       1,435,000   Otsego County, NY IDA (Hartwick College)                       6.000        07/01/2014         1,487,220
----------------------------------------------------------------------------------------------------------------------------
       1,520,000   Otsego County, NY IDA (Hartwick College)                       6.000        07/01/2015         1,566,740
----------------------------------------------------------------------------------------------------------------------------
       1,610,000   Otsego County, NY IDA (Hartwick College)                       6.000        07/01/2016         1,657,060
                                                                                                             ---------------
                                                                                                                167,871,677
----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.3%
         100,000   Asheville, NC Hsg. Authority (Woodridge Apartments)            5.750        11/20/2029           102,601
----------------------------------------------------------------------------------------------------------------------------
      33,140,000   Charlotte, NC Douglas International Airport
                   Special Facilities (US Airways)                                5.600        07/01/2027        32,844,060
----------------------------------------------------------------------------------------------------------------------------
       2,865,000   Charlotte, NC Douglas International Airport
                   Special Facilities (US Airways)                                7.750        02/01/2028         3,075,062
----------------------------------------------------------------------------------------------------------------------------
      25,000,000   Gaston, NC IF&PCFA (National Gypsum)                           5.750        08/01/2035        26,211,500
----------------------------------------------------------------------------------------------------------------------------
         100,000   NC HFA                                                         5.625        07/01/2030           102,273
----------------------------------------------------------------------------------------------------------------------------
       1,900,000   NC Medical Care Commission
                   (Glenaire/The Presbyterian Homes Obligated Group)              5.500        10/01/2031         1,926,429


                 45 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA Continued
$      1,100,000   NC Medical Care Commission
                   (Glenaire/The Presbyterian Homes Obligated Group)              5.600%       10/01/2036    $    1,116,093
----------------------------------------------------------------------------------------------------------------------------
       1,400,000   NC Medical Care Commission (United Methodist)                  5.500        10/01/2032         1,428,882
                                                                                                             ---------------
                                                                                                                 66,806,900
----------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.1%
       1,000,000   Cando, ND Nursing Facility
                   (Towner County Medical Center)                                 7.125        08/01/2022           999,900
----------------------------------------------------------------------------------------------------------------------------
       2,865,000   Richland County, ND Hsg. (Birchwood Properties)                6.750        05/01/2029         2,895,426
                                                                                                             ---------------
                                                                                                                  3,895,326
----------------------------------------------------------------------------------------------------------------------------
OHIO--2.6%
       1,495,000   Butler County, OH Hsg. (Anthony Wayne Apartments)              6.500        09/01/2030         1,378,390
----------------------------------------------------------------------------------------------------------------------------
      15,850,000   Cleveland, OH Airport (Continental Airlines)                   5.375        09/15/2027        14,633,988
----------------------------------------------------------------------------------------------------------------------------
          90,000   Cleveland, OH Airport (Continental Airlines)                   5.500        12/01/2008            89,314
----------------------------------------------------------------------------------------------------------------------------
      17,170,000   Cleveland, OH Airport (Continental Airlines)                   5.700        12/01/2019        16,916,743
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Cleveland-Cuyahoga County, OH Port Authority
                   (St. Clarence)                                                 6.250        05/01/2038         1,000,790
----------------------------------------------------------------------------------------------------------------------------
       3,480,000   Dublin, OH Industrial Devel. (Dublin Health Care Corp.)        7.500        12/01/2016         3,585,270
----------------------------------------------------------------------------------------------------------------------------
       5,000,000   Erie County, OH Hospital Facilities
                   (Firelands Regional Medical Center)                            5.250        08/15/2046         5,134,950
----------------------------------------------------------------------------------------------------------------------------
         885,000   Lorain County, OH Port Authority (Alumalloy LLC)               6.000        11/15/2025           893,319
----------------------------------------------------------------------------------------------------------------------------
      23,065,000   Mahoning County, OH Hospital Facilities (Forum Health)         6.000        11/15/2032        23,401,980
----------------------------------------------------------------------------------------------------------------------------
         265,000   Medina County, OH Economic Devel. (Camelot Place)              8.100        10/01/2013           269,441
----------------------------------------------------------------------------------------------------------------------------
       4,200,000   Medina County, OH Economic Devel. (Camelot Place)              8.375        10/01/2023         4,271,358
----------------------------------------------------------------------------------------------------------------------------
       2,050,000   Miami County, OH Hospital Facilities
                   (Upper Valley Medical Center)                                  5.250        05/15/2026         2,122,037
----------------------------------------------------------------------------------------------------------------------------
         960,000   Moraine, OH Solid Waste Disposal (General Motors Corp.)        5.650        07/01/2024           911,251
----------------------------------------------------------------------------------------------------------------------------
         225,000   Moraine, OH Solid Waste Disposal (General Motors Corp.)        6.750        07/01/2014           233,062
----------------------------------------------------------------------------------------------------------------------------
         465,000   OH Environmental Facilities (Ford Motor Company)               5.950        09/01/2029           441,039
----------------------------------------------------------------------------------------------------------------------------
       5,170,000   OH HFA (Uptown Towers Apartments)                              5.250        04/20/2048         5,225,061
----------------------------------------------------------------------------------------------------------------------------
         550,000   OH Pollution Control (General Motors Corp.)                    5.625        03/01/2015           546,464
----------------------------------------------------------------------------------------------------------------------------
       2,050,000   OH Port Authority of Columbiana Solid Waste
                   (A&L Salvage)                                                 14.500        07/01/2028         2,453,358
----------------------------------------------------------------------------------------------------------------------------
      16,320,000   OH Port Authority of Columbiana Solid Waste
                   (Apex Environmental)                                           7.250        08/01/2034        16,503,600
----------------------------------------------------------------------------------------------------------------------------
      13,835,000   OH Solid Waste (General Motors Corp.)                          6.300        12/01/2032        13,850,357
----------------------------------------------------------------------------------------------------------------------------
      17,595,000   OH Solid Waste (USG Corp.)                                     5.650        03/01/2033        17,894,115
----------------------------------------------------------------------------------------------------------------------------
       4,353,000   OH Solid Waste Disposal (USG Corp.)                            5.600        08/01/2032         4,450,986
----------------------------------------------------------------------------------------------------------------------------
       2,450,000   OH Solid Waste Disposal (USG Corp.)                            6.050        08/01/2034         2,549,519
----------------------------------------------------------------------------------------------------------------------------
         430,000   OH Water Devel. Authority (Cincinnati Gas)                     5.450        01/01/2024           432,597
----------------------------------------------------------------------------------------------------------------------------
         572,000   OH Water Devel. Authority (General Motors Corp.)               5.900        06/15/2008           571,251


                 46 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$         70,000   Pike County, OH Hospital Facilities (Pike Health Services)     7.000%       07/01/2022    $       71,068
----------------------------------------------------------------------------------------------------------------------------
         125,000   Toledo-Lucas County, OH Port Authority
                   (Northwest Ohio)                                               5.125        11/15/2025           125,816
                                                                                                             ---------------
                                                                                                                139,957,124
----------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.0%
       1,700,000   Ardmore, OK Devel. Authority (Airpark Increment District)      5.750        11/01/2022         1,698,929
----------------------------------------------------------------------------------------------------------------------------
       2,635,000   Cleveland County, OK IDA (Vaughn Foods)                        6.750        12/01/2012         2,657,029
----------------------------------------------------------------------------------------------------------------------------
       2,365,000   Cleveland County, OK IDA (Vaughn Foods)                        7.100        12/01/2024         2,395,225
----------------------------------------------------------------------------------------------------------------------------
       2,015,000   Ellis County, OK Industrial Authority
                   (W.B. Johnston Grain of Shattuck)                              7.100        08/01/2023         2,103,056
----------------------------------------------------------------------------------------------------------------------------
       2,760,000   Ellis County, OK Industrial Authority
                   (W.B. Johnston Grain of Shattuck)                              7.500        08/01/2023         2,903,327
----------------------------------------------------------------------------------------------------------------------------
         500,000   Grady County, OK Industrial Authority
                   (Correctional Facilities) 7                                    7.000        11/01/2011           350,000
----------------------------------------------------------------------------------------------------------------------------
       3,555,000   Jackson County, OK Memorial Hospital Authority
                   (Jackson County Memorial)                                      7.300        08/01/2015         3,573,166
----------------------------------------------------------------------------------------------------------------------------
       9,000,000   OK Devel. Finance Authority (Doane Products Company)           6.250        07/15/2023         9,104,040
----------------------------------------------------------------------------------------------------------------------------
       4,000,000   OK HFA (Single Family Homeownership Loan Program)              5.050        09/01/2031         4,018,640
----------------------------------------------------------------------------------------------------------------------------
          10,000   OK Water Resource Board                                        6.450        09/01/2013            10,221
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Oklahoma City, OK Industrial & Cultural Facilities
                   (Aero Obligated Group)                                         6.750        01/01/2023         1,597,335
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Ottawa, OK Finance Authority (Doane Products Company)          7.250        06/01/2017         3,030,570
----------------------------------------------------------------------------------------------------------------------------
       6,425,000   Tulsa, OK Municipal Airport Trust (American Airlines)          5.650        12/01/2035         6,450,572
----------------------------------------------------------------------------------------------------------------------------
      10,500,000   Tulsa, OK Municipal Airport Trust (American Airlines)          7.750        06/01/2035        11,516,820
                                                                                                             ---------------
                                                                                                                 51,408,930
----------------------------------------------------------------------------------------------------------------------------
OREGON--0.6%
       3,500,000   Clackamas County, OR Hsg. Authority (Easton Ridge)             5.900        12/01/2026         3,443,125
----------------------------------------------------------------------------------------------------------------------------
       3,745,000   Cow Creek Band, OR (Umpqua Tribe of Indians)                   5.625        10/01/2026         3,720,583
----------------------------------------------------------------------------------------------------------------------------
       5,365,000   Klamath Falls, OR Electric (Klamath Cogeneration)              5.500        01/01/2007         5,339,409
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   Klamath Falls, OR Electric (Klamath Cogeneration)              5.750        01/01/2013         9,301,900
----------------------------------------------------------------------------------------------------------------------------
       2,250,000   Klamath Falls, OR Electric (Klamath Cogeneration)              5.875        01/01/2016         2,029,388
----------------------------------------------------------------------------------------------------------------------------
       1,500,000   Klamath Falls, OR Electric (Klamath Cogeneration)              6.000        01/01/2025         1,350,540
----------------------------------------------------------------------------------------------------------------------------
         320,000   OR Economic Devel. (Georgia-Pacific Corp.)                     5.700        12/01/2025           320,883
----------------------------------------------------------------------------------------------------------------------------
         570,000   OR Economic Devel. (Georgia-Pacific Corp.)                     6.350        08/01/2025           570,331
----------------------------------------------------------------------------------------------------------------------------
       2,555,000   OR Solid Waste Disposal (USG Corp.)                            6.400        12/01/2029         2,706,128
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Port of Portland, OR Special Obligation (Delta Air Lines) 1    6.200        09/01/2022           761,010
----------------------------------------------------------------------------------------------------------------------------
       3,300,000   Port of St. Helen's, OR Pollution Control
                   (Boise Cascade Corp.)                                          5.650        12/01/2027         3,360,390
                                                                                                             ---------------
                                                                                                                 32,903,687


                 47 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--4.3%
$     1,250,000   Allegheny County, PA HDA (The Covenant at South Hills) 1        8.750%       02/01/2031    $      623,450
----------------------------------------------------------------------------------------------------------------------------
      4,370,000   Allegheny County, PA HDA
                  (West Penn Allegheny Health System)                             9.250        11/15/2015         5,194,007
----------------------------------------------------------------------------------------------------------------------------
      6,000,000   Allegheny County, PA HDA
                  (West Penn Allegheny Health System)                             9.250        11/15/2022         7,110,240
----------------------------------------------------------------------------------------------------------------------------
     36,010,000   Allegheny County, PA HDA
                  (West Penn Allegheny Health System)                             9.250        11/15/2030        42,599,110
----------------------------------------------------------------------------------------------------------------------------
         95,000   Beaver County, PA IDA (J. Ray McDermott & Company)              6.800        02/01/2009            95,352
----------------------------------------------------------------------------------------------------------------------------
      1,000,000   Chester County, PA H&EFA (Jenners Pond)                         7.750        07/01/2034         1,031,410
----------------------------------------------------------------------------------------------------------------------------
        340,000   Horsham, PA Industrial & Commercial Devel. Authority
                  (GF/Pennsylvania Property)                                      7.375        09/01/2008           337,923
----------------------------------------------------------------------------------------------------------------------------
      5,040,000   Horsham, PA Industrial & Commercial Devel. Authority
                  (GF/Pennsylvania Property)                                      8.375        09/01/2024         5,042,621
----------------------------------------------------------------------------------------------------------------------------
      1,000,000   Lawrence County, PA IDA (Shenango Presbyterian Center)          7.500        11/15/2031         1,072,440
----------------------------------------------------------------------------------------------------------------------------
        485,000   New Morgan, PA IDA (Browning-Ferris Industries)                 6.500        04/01/2019           481,396
----------------------------------------------------------------------------------------------------------------------------
      5,000,000   PA EDFA (National Gypsum Company)                               6.250        11/01/2027         5,266,500
----------------------------------------------------------------------------------------------------------------------------
     79,425,000   PA EDFA (Reliant Energy)                                        6.750        12/01/2036        85,199,992
----------------------------------------------------------------------------------------------------------------------------
     17,500,000   PA EDFA (Reliant Energy)                                        6.750        12/01/2036        18,772,425
----------------------------------------------------------------------------------------------------------------------------
     29,675,000   PA EDFA (Reliant Energy)                                        6.750        12/01/2036        31,832,669
----------------------------------------------------------------------------------------------------------------------------
     17,500,000   PA EDFA (Reliant Energy)                                        6.750        12/01/2036        18,772,425
----------------------------------------------------------------------------------------------------------------------------
      3,000,000   PA EDFA (USG Corp.)                                             6.000        06/01/2031         3,123,900
----------------------------------------------------------------------------------------------------------------------------
        250,000   Philadelphia, PA H&HEFA (Temple University Hospital)            6.625        11/15/2023           253,328
                                                                                                             ---------------
                                                                                                                226,809,188
----------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--2.5%
     45,000,000   Central Falls, RI Detention Facility                            7.250        07/15/2035        49,666,500
----------------------------------------------------------------------------------------------------------------------------
      8,000,000   RI Hsg. & Mtg. Finance Corp. (Rental Hsg. Program) 3,4          5.150        10/01/2022         8,106,440
----------------------------------------------------------------------------------------------------------------------------
     51,715,000   RI Tobacco Settlement Financing Corp. (TASC)                    6.250        06/01/2042        54,558,808
----------------------------------------------------------------------------------------------------------------------------
     18,085,000   RI Tobacco Settlement Financing Corp. (TASC), Series A          6.125        06/01/2032        19,078,590
                                                                                                             ---------------
                                                                                                                131,410,338
----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.2%
     15,000,000   Columbia, SC Parking Facilities 3,4                             5.000        02/01/2037        15,338,775
----------------------------------------------------------------------------------------------------------------------------
        560,000   Darlington County, SC Industrial Devel.
                  (Sonoco Products Company)                                       6.000        04/01/2026           570,102
----------------------------------------------------------------------------------------------------------------------------
      1,510,000   Florence County, SC Industrial Devel.
                  (Stone Container Corp.)                                         7.375        02/01/2007         1,512,190
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Georgetown County, SC Environmental Improvement
                  (International Paper Company)                                   5.550        12/01/2029         2,064,680
----------------------------------------------------------------------------------------------------------------------------
      7,740,000   Greenville County, SC School District                           4.625        12/01/2020         7,828,700
----------------------------------------------------------------------------------------------------------------------------
      4,815,000   Lancaster County, SC (Edenmoor Improvement District)            5.750        12/01/2037         4,867,195
----------------------------------------------------------------------------------------------------------------------------
      1,795,000   McCormick County, SC Hospital Facilities
                  (Health Care Center)                                            8.000        03/01/2021         2,058,973


                 48 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA Continued
$      6,250,000   SC Connector 2000 Assoc. Toll Road, Series B                   6.550% 5     01/01/2020    $    2,972,875
----------------------------------------------------------------------------------------------------------------------------
       8,500,000   SC Connector 2000 Assoc. Toll Road, Series B                   6.620 5      01/01/2024         3,199,655
----------------------------------------------------------------------------------------------------------------------------
       9,335,000   SC GO 3,4                                                      4.250        08/01/2017         9,532,474
----------------------------------------------------------------------------------------------------------------------------
       9,750,000   SC GO 3,4                                                      4.375        08/01/2018         9,956,253
----------------------------------------------------------------------------------------------------------------------------
      10,190,000   SC GO 3,4                                                      4.500        08/01/2019        10,405,561
----------------------------------------------------------------------------------------------------------------------------
       6,880,000   SC Hsg. Finance & Devel. Authority Series A 3,4                4.850        01/01/2023         6,920,420
----------------------------------------------------------------------------------------------------------------------------
      11,100,000   SC Hsg. Finance & Devel. Authority Series A-2 3,4              5.200        07/01/2034        11,261,339
----------------------------------------------------------------------------------------------------------------------------
           5,000   SC Resource Authority Local Government Program                 7.250        06/01/2020             5,014
----------------------------------------------------------------------------------------------------------------------------
      18,840,000   SC Tobacco Settlement Management Authority, Series B           6.375        05/15/2028        20,198,552
----------------------------------------------------------------------------------------------------------------------------
       6,485,000   SC Tobacco Settlement Management Authority, Series B           6.375        05/15/2030         7,236,871
----------------------------------------------------------------------------------------------------------------------------
       3,430,000   York County, SC (Hoechst Celanese Corp.)                       5.700        01/01/2024         3,419,676
----------------------------------------------------------------------------------------------------------------------------
         315,000   York County, SC Pollution Control (Bowater)                    7.400        01/01/2010           318,875
                                                                                                             ---------------
                                                                                                                119,668,180
----------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.0%
       7,200,000   Lower Brule, SD Sioux Tribe (Farm Road Reconstruction)         6.500        02/01/2016         7,184,808
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Lower Brule, SD Sioux Tribe, Series B                          5.500        05/01/2019           983,730
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   Lower Brule, SD Sioux Tribe, Series B                          5.600        05/01/2020           985,970
----------------------------------------------------------------------------------------------------------------------------
      37,065,000   SD Educational Enhancement Funding Corp.
                   Tobacco Settlement                                             6.500        06/01/2032        40,073,937
----------------------------------------------------------------------------------------------------------------------------
       6,131,469   Sioux Falls, SD Economic Devel. (City Centre Hotel)            7.000 8      11/01/2016         6,059,056
                                                                                                             ---------------
                                                                                                                 55,287,501
----------------------------------------------------------------------------------------------------------------------------
TENNESSEE--1.2%
         985,000   Chattanooga, TN Health Educational & Hsg. Board
                   (Campus Devel. Foundation Phase I)                             5.500        10/01/2020         1,001,912
----------------------------------------------------------------------------------------------------------------------------
       1,800,000   Chattanooga, TN Health Educational & Hsg. Board
                   (Campus Devel. Foundation Phase I)                             6.000        10/01/2035         1,863,306
----------------------------------------------------------------------------------------------------------------------------
      17,000,000   Johnson City, TN Health & Educational Facilities Board
                   (Mountain States Health Alliance)                              5.500        07/01/2036        17,752,080
----------------------------------------------------------------------------------------------------------------------------
      12,000,000   Johnson City, TN Health & Educational Facilities
                   Board (Mountain States Health Alliance) 3,4                    5.500        07/01/2036        12,530,940
----------------------------------------------------------------------------------------------------------------------------
          25,000   Knox County, TN Industrial Devel. Board
                   (Waterford Apartments)                                         5.850        03/01/2015            25,366
----------------------------------------------------------------------------------------------------------------------------
       7,400,000   Maury County, TN Industrial Devel. Board
                   (General Motors Corp.)                                         7.750 8      06/01/2027         7,400,000
----------------------------------------------------------------------------------------------------------------------------
       7,000,000   Maury County, TN Industrial Devel. Board
                   (General Motors Corp.)                                         8.000 8      09/01/2027         7,000,000
----------------------------------------------------------------------------------------------------------------------------
       4,405,000   McMinn County, TN Industrial Devel. Board
                   Pollution Control (Calhoun Newsprint)                          7.625        03/01/2016         4,412,929
----------------------------------------------------------------------------------------------------------------------------
       1,520,000   McMinn County, TN Industrial Devel. Board Solid Waste
                   (Calhoun Newsprint)                                            7.400        12/01/2022         1,541,706
----------------------------------------------------------------------------------------------------------------------------
         300,000   Memphis-Shelby County, TN Airport Authority
                   (Express Airlines)                                             6.125        12/01/2016           277,437


                 49 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
TENNESSEE Continued
$      8,500,000   Metropolitan Knoxville, TN Airport Authority
                   (Northwest Airlines) 1                                         8.000%       04/01/2032    $    4,479,670
----------------------------------------------------------------------------------------------------------------------------
         800,000   Shelby County, TN HE&HF
                   (Cornerstone-Cameron & Stonegate) 1                            5.900        07/01/2018           582,376
----------------------------------------------------------------------------------------------------------------------------
         655,000   Shelby County, TN HE&HF
                   (Cornerstone-Cameron & Stonegate) 1                            6.000        07/01/2028           477,154
----------------------------------------------------------------------------------------------------------------------------
         310,000   Shelby County, TN HE&HF (Lapaloma Apartments)                  7.750        12/01/2029           301,336
----------------------------------------------------------------------------------------------------------------------------
       3,500,000   TN Hsg. Devel. Agency (Homeownership Program)                  5.150        01/01/2037         3,545,465
                                                                                                             ---------------
                                                                                                                 63,191,677
----------------------------------------------------------------------------------------------------------------------------
TEXAS--15.0%
      76,240,000   Alliance Airport Authority, TX (American Airlines)             7.500        12/01/2029        76,623,487
----------------------------------------------------------------------------------------------------------------------------
          20,000   Angelina & Neches River Authority, TX Solid Waste
                   (Champion International Corp.)                                 6.300        04/01/2018            20,434
----------------------------------------------------------------------------------------------------------------------------
       2,225,000   Austin, TX Convention Enterprises (Convention Center)          5.750        01/01/2032         2,291,528
----------------------------------------------------------------------------------------------------------------------------
       4,000,000   Austin, TX Convention Enterprises (Convention Center)          6.000        01/01/2023         4,226,600
----------------------------------------------------------------------------------------------------------------------------
         520,000   Austin, TX Convention Enterprises (Convention Center)          6.700        01/01/2028           552,796
----------------------------------------------------------------------------------------------------------------------------
         135,000   Beaumont, TX Multifamily HDC
                   (Madison on the Lake Apartments)                               7.750        12/01/2028           135,612
----------------------------------------------------------------------------------------------------------------------------
         485,000   Bexar County, TX HFC (American Opportunity Hsg.)               7.500        01/01/2013           489,734
----------------------------------------------------------------------------------------------------------------------------
         880,000   Bexar County, TX HFC (American Opportunity Hsg.)               8.000        01/01/2031           878,495
----------------------------------------------------------------------------------------------------------------------------
       1,195,000   Bexar County, TX HFC (American Opportunity Hsg.)               8.250        12/01/2037         1,234,304
----------------------------------------------------------------------------------------------------------------------------
         970,000   Bexar County, TX HFC (American Opportunity Hsg.)               9.250        12/01/2037           986,335
----------------------------------------------------------------------------------------------------------------------------
       1,145,000   Bexar County, TX HFC
                   (American Opportunity Hsg.-Nob Hill Apartments)                8.500        06/01/2031         1,148,000
----------------------------------------------------------------------------------------------------------------------------
       1,020,000   Bexar County, TX HFC (Doral Club)                              8.750        10/01/2036         1,017,532
----------------------------------------------------------------------------------------------------------------------------
         215,000   Bexar County, TX HFC (Honey Creek LLC)                         8.000        04/01/2030           215,978
----------------------------------------------------------------------------------------------------------------------------
          50,000   Bexar County, TX HFC (Honey Creek LLC)                         9.000        04/01/2030            48,961
----------------------------------------------------------------------------------------------------------------------------
       1,460,000   Bexar County, TX HFC (Perrin Square)                           9.750        11/20/2031         1,530,679
----------------------------------------------------------------------------------------------------------------------------
      20,000,000   Brazos River Authority, TX (TXU Energy Company)                5.000        03/01/2041        19,675,600
----------------------------------------------------------------------------------------------------------------------------
       3,150,000   Brazos River Authority, TX (TXU Energy Company)                6.750        10/01/2038         3,538,269
----------------------------------------------------------------------------------------------------------------------------
       8,095,000   Brazos River Authority, TX (TXU Energy Company)                7.700        04/01/2033         9,438,770
----------------------------------------------------------------------------------------------------------------------------
      13,500,000   Brazos River Authority, TX (TXU Energy Company) 3,4            5.400        05/01/2029        13,895,010
----------------------------------------------------------------------------------------------------------------------------
      17,500,000   Cambridge, TX Student Hsg.
                   (Cambridge Student Hsg. Devel.)                                7.000        11/01/2039        17,612,525
----------------------------------------------------------------------------------------------------------------------------
       3,700,000   Comal County, TX Health Facilities Devel. Corp.
                   (MMH/MHS/MHM Obligated Group)                                  6.250        02/01/2032         3,933,951
----------------------------------------------------------------------------------------------------------------------------
         885,000   Dallas-Fort Worth, TX International Airport Facility
                   (American Airlines)                                            6.150        05/01/2029           887,682
----------------------------------------------------------------------------------------------------------------------------
       3,630,000   Dallas-Fort Worth, TX International Airport Facility
                   (American Airlines)                                            6.375        05/01/2035         3,575,949


                 50 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                           VALUE
          AMOUNT                                                                   COUPON            MATURITY         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$        165,000   Dallas-Fort Worth, TX International Airport Facility
                   (American Airlines)                                              7.250%         11/01/2030    $      164,975
--------------------------------------------------------------------------------------------------------------------------------
         185,000   Dallas-Fort Worth, TX International Airport Facility
                   (American Airlines)                                              8.250          11/01/2036           198,734
--------------------------------------------------------------------------------------------------------------------------------
      22,000,000   Dallas-Fort Worth, TX International Airport
                   Facility Improvement Corp.                                       9.000          05/01/2029        25,622,740
--------------------------------------------------------------------------------------------------------------------------------
      45,945,000   Dallas-Fort Worth, TX International Airport
                   Facility Improvement Corp.                                       9.125          05/01/2029        52,496,298
--------------------------------------------------------------------------------------------------------------------------------
       9,320,000   Dallas-Fort Worth, TX International Airport
                   Facility Improvement Corp. (Learjet)                             6.150          01/01/2016         9,448,616
--------------------------------------------------------------------------------------------------------------------------------
      24,000,000   Dallas-Fort Worth, TX International Airport Facilities 3,4       5.000          11/01/2027        24,173,400
--------------------------------------------------------------------------------------------------------------------------------
      32,500,000   Dallas-Fort Worth, TX International Airport Facilities 3,4       5.500          11/01/2033        34,334,788
--------------------------------------------------------------------------------------------------------------------------------
          20,000   Dallas-Fort Worth, TX Regional Airport
                   (Dallas-Fort Worth International Airport)                        5.500          11/01/2015            20,314
--------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Danbury, TX Higher Education Authority
                   (AW Brown Fellowship Charter) 2                                  5.125          08/15/2036           998,450
--------------------------------------------------------------------------------------------------------------------------------
         450,000   Decatur, TX Hospital Authority
                   (Wise Regional Health System)                                    5.625          09/01/2013           455,342
--------------------------------------------------------------------------------------------------------------------------------
       5,587,619   El Paso, TX HFC (Single Family)                                  6.180          04/01/2033         5,884,489
--------------------------------------------------------------------------------------------------------------------------------
       7,240,000   El Paso, TX HFDC (Bienvivir Senior Health Services)              7.750          08/15/2031         7,944,886
--------------------------------------------------------------------------------------------------------------------------------
          25,000   Galveston County, TX HFC                                         6.200          10/01/2021            25,063
--------------------------------------------------------------------------------------------------------------------------------
       1,895,000   Galveston County, TX HFC (Single Family)                         6.300          09/15/2031         1,927,480
--------------------------------------------------------------------------------------------------------------------------------
           5,000   Galveston, TX Special Contract (Farmers Export Company)          6.750          05/01/2007             5,012
--------------------------------------------------------------------------------------------------------------------------------
       6,935,000   Garza County, TX Public Facility Corp.                           5.750          10/01/2025         7,210,458
--------------------------------------------------------------------------------------------------------------------------------
          50,000   Grand Prairie, TX HFC (Windsor Hsg. Foundation)                  6.875          02/01/2025            50,624
--------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Grapevine, TX IDC (Air Cargo)                                    6.500          01/01/2024         1,073,340
--------------------------------------------------------------------------------------------------------------------------------
       4,660,000   Gulf Coast, TX IDA (Citgo Petroleum Corp.)                       7.500          05/01/2025         5,224,792
--------------------------------------------------------------------------------------------------------------------------------
          75,000   Gulf Coast, TX Waste Disposal Authority (FMC Corp.)              7.050          10/01/2009            76,535
--------------------------------------------------------------------------------------------------------------------------------
       5,685,000   Gulf Coast, TX Waste Disposal Authority
                   (International Paper Company)                                    6.100          08/01/2024         6,083,177
--------------------------------------------------------------------------------------------------------------------------------
          25,000   Gulf Coast, TX Waste Disposal Authority
                   (Valero Energy Corp.)                                            5.700          04/01/2032            25,611
--------------------------------------------------------------------------------------------------------------------------------
       5,950,000   Harris County, TX IDC (Continental Airlines)                     5.375          07/01/2019         5,346,551
--------------------------------------------------------------------------------------------------------------------------------
          30,000   Harris County, TX Water Control
                   & Improvement District No. 114                                   6.750          09/01/2006            30,072
--------------------------------------------------------------------------------------------------------------------------------
       2,000,000   HFDC of Central TX
                   (Lutheran Social Services of the South)                          6.875          02/15/2032         2,092,480
--------------------------------------------------------------------------------------------------------------------------------
       4,000,000   HFDC of Central TX (Villa De San Antonio)                        6.250          05/15/2036         4,043,160
--------------------------------------------------------------------------------------------------------------------------------
       6,495,000   Houston, TX Airport Special Facilities (Continental Airlines)    5.700          07/15/2029         6,277,158
--------------------------------------------------------------------------------------------------------------------------------
       6,855,000   Houston, TX Airport Special Facilities (Continental Airlines)    5.700          07/15/2029         6,625,083
--------------------------------------------------------------------------------------------------------------------------------
       8,600,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.125          07/15/2017         8,629,240
--------------------------------------------------------------------------------------------------------------------------------
       7,580,000   Houston, TX Airport Special Facilities (Continental Airlines)    6.125          07/15/2027         7,579,924


                 51 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                          VALUE
          AMOUNT                                                                     COUPON          MATURITY        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$     17,975,000   Houston, TX Airport Special Facilities (Continental Airlines)      6.125%       07/15/2027    $   18,027,847
--------------------------------------------------------------------------------------------------------------------------------
      17,750,000   Houston, TX Airport Special Facilities (Continental Airlines)      6.750        07/01/2021        18,884,580
--------------------------------------------------------------------------------------------------------------------------------
      46,045,000   Houston, TX Airport Special Facilities (Continental Airlines)      6.750        07/01/2029        48,757,511
--------------------------------------------------------------------------------------------------------------------------------
         100,000   Houston, TX Airport Special Facilities (Continental Airlines)      7.000        07/01/2029           106,701
--------------------------------------------------------------------------------------------------------------------------------
       1,260,000   Houston, TX Airport Special Facilities (Continental Airlines)      7.375        07/01/2022         1,366,180
--------------------------------------------------------------------------------------------------------------------------------
       1,500,000   Houston, TX HFDC (Buckinham Senior Living Community)               7.000        02/15/2026         1,655,055
--------------------------------------------------------------------------------------------------------------------------------
       5,000,000   Houston, TX HFDC (Buckinham Senior Living Community)               7.125        02/15/2034         5,524,750
--------------------------------------------------------------------------------------------------------------------------------
         165,000   Houston, TX IDC (Air Cargo)                                        6.375        01/01/2023           175,991
--------------------------------------------------------------------------------------------------------------------------------
      16,800,000   Hutto, TX Independent School District 3,4                          5.000        08/01/2037        17,209,836
--------------------------------------------------------------------------------------------------------------------------------
       2,200,000   IAH TX Public Facility Corp.                                       7.750        05/01/2026         2,186,624
--------------------------------------------------------------------------------------------------------------------------------
      12,050,000   Lancaster, TX Independent School District 3,4                      5.000        02/15/2034        12,404,511
--------------------------------------------------------------------------------------------------------------------------------
      10,000,000   Lancaster, TX Independent School District 3,4                      5.750        02/15/2034        11,184,300
--------------------------------------------------------------------------------------------------------------------------------
         815,000   Laredo, TX HFC                                                     6.950        10/01/2027           829,401
--------------------------------------------------------------------------------------------------------------------------------
       9,000,000   Lewisville, TX GO                                                  6.125        09/01/2029         9,837,990
--------------------------------------------------------------------------------------------------------------------------------
       1,790,000   Lubbock, TX HFC (Las Colinas Quail Creek Apartments)               6.000        07/01/2032         1,813,413
--------------------------------------------------------------------------------------------------------------------------------
         245,000   Matagorda County, TX Navigation District
                   (Central Power & Light Company)                                    6.125        05/01/2030           250,319
--------------------------------------------------------------------------------------------------------------------------------
         410,000   Matagorda County, TX Navigation District (Reliant Energy)          5.950        05/01/2030           422,390
--------------------------------------------------------------------------------------------------------------------------------
       1,350,000   Newton County, TX Public Facility Corp. 7                          8.000        03/01/2019         1,376,055
--------------------------------------------------------------------------------------------------------------------------------
       2,250,000   North Central, TX HFDC (Northwest Senior Hsg. Corp.)               7.500        11/15/2029         2,518,245
--------------------------------------------------------------------------------------------------------------------------------
       1,860,000   Nueces County, TX HFC (Dolphins Landing Apartments)                6.875        07/01/2030         1,975,934
--------------------------------------------------------------------------------------------------------------------------------
       5,920,000   Port of Bay City, TX (Hoechst Celanese Corp.)                      6.500        05/01/2026         6,056,515
--------------------------------------------------------------------------------------------------------------------------------
      15,000,000   Port of Corpus Christi, TX Authority (CNA Holdings)                6.700        11/01/2030        16,251,000
--------------------------------------------------------------------------------------------------------------------------------
          75,000   Port of Corpus Christi, TX Industrial Devel. Corp.
                   (Citgo Petroleum Corp.)                                            8.250        11/01/2031            78,034
--------------------------------------------------------------------------------------------------------------------------------
          80,000   Sabine, TX River Authority Pollution Control
                   (TXU Electric Company)                                             6.450        06/01/2021            85,316
--------------------------------------------------------------------------------------------------------------------------------
      42,260,000   San Antonio, TX Convention Center Hotel
                   Finance Corp. (Empowerment Zone) 3,4                               5.000        07/15/2039        42,660,202
--------------------------------------------------------------------------------------------------------------------------------
      57,640,000   San Antonio, TX Convention Center Hotel
                   Finance Corp. (Empowerment Zone) 3,4                               5.000        07/15/2034        58,323,322
--------------------------------------------------------------------------------------------------------------------------------
       7,000,000   San Antonio, TX HFC (Midcrowne Senior Apartments)                  5.150        06/20/2047         7,024,220
--------------------------------------------------------------------------------------------------------------------------------
          45,000   Southeast TX HFC (Forest View Apartments) 1                        8.750        11/01/2023            36,009
--------------------------------------------------------------------------------------------------------------------------------
       6,030,000   Springhill, TX Courtland Heights Public Facility Corp.             5.850        12/01/2028         6,091,205
--------------------------------------------------------------------------------------------------------------------------------
      10,755,000   Tarrant County, TX HFC (Lindberg Park)                             5.150        10/20/2047        10,791,459
--------------------------------------------------------------------------------------------------------------------------------
       1,600,000   Travis County, TX HFDC (Querencia Barton Creek)                    5.650        11/15/2035         1,563,568
--------------------------------------------------------------------------------------------------------------------------------
       8,400,000   Trinity, TX River Authority (General Motors Corp.)                 7.875 8      04/01/2009         8,400,000
--------------------------------------------------------------------------------------------------------------------------------
       2,320,000   TX Affordable Hsg. Corp. (American Hsg. Foundation) 1,7            8.000        03/01/2032           139,200
--------------------------------------------------------------------------------------------------------------------------------
       2,965,000   TX Affordable Hsg. Corp.
                   (Ashton Place & Woodstock Apartments)                              6.300        08/01/2033         2,450,217
--------------------------------------------------------------------------------------------------------------------------------
      40,075,000   TX Dept. of Hsg. & Community Affairs 3,4                           5.000        07/01/2034        40,280,400


                 52 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                           VALUE
          AMOUNT                                                                     COUPON          MATURITY         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$      1,840,000   TX Panhandle HFA (Amarillo Affordable Hsg.)                        6.625%       03/01/2020     $    1,681,502
---------------------------------------------------------------------------------------------------------------------------------
       2,545,000   TX Panhandle HFA (Amarillo Affordable Hsg.)                        6.750        03/01/2031          2,265,763
---------------------------------------------------------------------------------------------------------------------------------
          50,000   TX Student Hsg. Corp. (University of North Texas)                  6.000        07/01/2011             48,561
---------------------------------------------------------------------------------------------------------------------------------
          85,000   TX Student Hsg. Corp. (University of North Texas)                  6.750        07/01/2021             82,018
---------------------------------------------------------------------------------------------------------------------------------
         200,000   TX Student Hsg. Corp. (University of North Texas)                  6.850        07/01/2031            191,152
---------------------------------------------------------------------------------------------------------------------------------
      16,000,000   TX Turnpike Authority 3,4                                          5.000        08/15/2042         16,240,240
---------------------------------------------------------------------------------------------------------------------------------
      10,000,000   TX Veterans Hsg. Assistance GO 3,4                                 6.150        12/01/2028         10,375,000
---------------------------------------------------------------------------------------------------------------------------------
      12,175,000   TX Veterans Hsg. Assistance GO 3,4                                 5.750        06/01/2029         12,506,680
---------------------------------------------------------------------------------------------------------------------------------
       4,000,000   Willacy County, TX Local Government Corp. 2                        6.000        03/01/2009          4,052,600
                                                                                                                  ---------------
                                                                                                                     792,208,839
---------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--2.2%
       1,200,000   Guam EDA (Royal Socio Apartments) 1                                9.500        11/01/2018          1,057,824
---------------------------------------------------------------------------------------------------------------------------------
         150,000   Guam GO, Series A                                                  5.400        11/15/2018            150,084
---------------------------------------------------------------------------------------------------------------------------------
       9,500,000   Northern Mariana Islands, Series A                                 6.750        10/01/2033         10,559,630
---------------------------------------------------------------------------------------------------------------------------------
     507,000,000   Puerto Rico Children's Trust Fund (TASC)                           6.300 5      05/15/2050         32,037,330
---------------------------------------------------------------------------------------------------------------------------------
     745,000,000   Puerto Rico Children's Trust Fund (TASC)                           7.010 5      05/15/2055         24,815,950
---------------------------------------------------------------------------------------------------------------------------------
       9,995,000   Puerto Rico Port Authority (American Airlines), Series A           6.250        06/01/2026          9,915,440
---------------------------------------------------------------------------------------------------------------------------------
       6,640,000   Puerto Rico Port Authority (American Airlines), Series A           6.300        06/01/2023          6,624,263
---------------------------------------------------------------------------------------------------------------------------------
      30,000,000   Puerto Rico Public Finance Corp. 3,4                               5.750        08/01/2027         31,979,100
                                                                                                                  ---------------
                                                                                                                     117,139,621
---------------------------------------------------------------------------------------------------------------------------------
UTAH--0.1%
         650,000   Carbon County, UT Solid Waste Disposal
                   (Allied Waste Industries)                                          7.450        07/01/2017            677,352
---------------------------------------------------------------------------------------------------------------------------------
       2,085,000   Carbon County, UT Solid Waste Disposal
                   (Allied Waste Industries)                                          7.500        02/01/2010          2,101,847
---------------------------------------------------------------------------------------------------------------------------------
       1,935,000   UT HFA (RHA Community Service of Utah)                             6.875        07/01/2027          1,966,811
                                                                                                                  ---------------
                                                                                                                        4,746,01
---------------------------------------------------------------------------------------------------------------------------------
VERMONT--0.0%
       2,000,000   VT EDA (Wake Robin Corp.)                                          5.375        05/01/2036          1,999,520
---------------------------------------------------------------------------------------------------------------------------------
          65,000   VT HFA (Single Family), Series 9                                   5.400        05/01/2037             65,527
                                                                                                                  ---------------
                                                                                                                       2,065,047
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.6%
       2,275,000   Bedford County, VA IDA (Georgia-Pacific Corp.)                     6.550        12/01/2025          2,363,156
---------------------------------------------------------------------------------------------------------------------------------
       6,300,000   Celebrate, VA South Community Devel. Authority
                   Special Assessment                                                 6.250        03/01/2037          6,424,614
---------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Fairfax County, VA Redevel. & Hsg. Authority
                   (Burke Shire Commons)                                              7.600        10/01/2036          3,124,380
---------------------------------------------------------------------------------------------------------------------------------
          90,000   Giles County, VA IDA (Hoechst Celanese Corp.)                      5.950        12/01/2025             90,414
---------------------------------------------------------------------------------------------------------------------------------
       9,950,000   Giles County, VA IDA (Hoechst Celanese Corp.)                      6.450        05/01/2026         10,110,096



                 53 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
VIRGINIA Continued
$      7,720,000   Giles County, VA IDA (Hoechst Celanese Corp.)                  6.625%       12/01/2022    $    7,743,237
----------------------------------------------------------------------------------------------------------------------------
       7,000,000   Halifax County, VA IDA
                   (Old Dominion Electric Cooperative) 3,4                        5.625        06/01/2028         7,537,005
----------------------------------------------------------------------------------------------------------------------------
           5,000   Harrisonburg, VA Redevel. & Hsg. Authority
                   (Greens of Salem Run)                                          5.850        04/01/2007             5,027
----------------------------------------------------------------------------------------------------------------------------
          25,000   Hopewell, VA IDA (Continental Group)                           5.900        06/01/2007            24,779
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   New Port, VA CDA                                               5.600        09/01/2036         3,033,690
----------------------------------------------------------------------------------------------------------------------------
       1,085,000   Norfolk, VA Redevel. & Hsg. Authority
                   (First Mtg.-Retirement Community)                              6.125        01/01/2035         1,116,140
----------------------------------------------------------------------------------------------------------------------------
      10,350,000   Pittsylvania County, VA IDA (Multitrade of Pittsylvania)       7.500        01/01/2014        10,400,198
----------------------------------------------------------------------------------------------------------------------------
       7,050,000   Pittsylvania County, VA IDA (Multitrade of Pittsylvania)       7.550        01/01/2019         7,082,924
----------------------------------------------------------------------------------------------------------------------------
       3,000,000   Pocahontas Parkway Assoc., VA
                   (Route 895 Connector Toll Road)                                5.250        08/15/2008         3,090,750
----------------------------------------------------------------------------------------------------------------------------
       2,250,000   Pocahontas Parkway Assoc., VA
                   (Route 895 Connector Toll Road)                                7.000 5      08/15/2007         2,162,925
----------------------------------------------------------------------------------------------------------------------------
      20,000,000   VA Tobacco Settlement Authority (TASC)                         5.625        06/01/2037        20,770,800
----------------------------------------------------------------------------------------------------------------------------
       2,500,000   West Point, VA IDA (Chesapeake Corp.)                          6.375        03/01/2019         2,521,525
                                                                                                             ---------------
                                                                                                                 87,601,660
----------------------------------------------------------------------------------------------------------------------------
WASHINGTON--2.1%
      12,000,000   Chelan County, WA Public Utility District
                   No. 1 (Chelan Hydropower) 3,4                                  5.600        01/01/2036        12,762,540
----------------------------------------------------------------------------------------------------------------------------
      14,000,000   Grant County, WA Public Utility District No. 002 3,4           5.000        01/01/2022        14,045,990
----------------------------------------------------------------------------------------------------------------------------
         500,000   King County, WA Hsg. Authority
                   (Southwood Square Apartments)                                  6.200        10/01/2031           508,795
----------------------------------------------------------------------------------------------------------------------------
       2,455,000   Port Camas, WA Public Industrial Corp.
                   (James River Corp. of Virginia)                                6.700        04/01/2023         2,457,038
----------------------------------------------------------------------------------------------------------------------------
          55,000   Port Kalama, WA, Series B                                      5.550        12/01/2010            55,153
----------------------------------------------------------------------------------------------------------------------------
       1,600,000   Port of Seattle, WA Special Facility (Northwest Airlines) 1    7.125        04/01/2020         1,036,688
----------------------------------------------------------------------------------------------------------------------------
      24,900,000   Port of Seattle, WA Special Facility (Northwest Airlines) 1    7.250        04/01/2030        16,133,457
----------------------------------------------------------------------------------------------------------------------------
       1,095,000   Seattle, WA Hsg. Authority (Kin on Health Care Center)         7.400        11/20/2036         1,146,268
----------------------------------------------------------------------------------------------------------------------------
       1,675,000   Snohomish County, WA Hsg. Authority
                   (Whispering Pines Apartments)                                  5.600        09/01/2025         1,693,325
----------------------------------------------------------------------------------------------------------------------------
       1,250,000   Snohomish County, WA Hsg. Authority
                   (Whispering Pines Apartments)                                  5.750        09/01/2030         1,267,138
----------------------------------------------------------------------------------------------------------------------------
      18,420,000   Tacoma, WA Port Authority 3,4                                  5.000        12/01/2030        18,769,796
----------------------------------------------------------------------------------------------------------------------------
      10,000,000   Tacoma, WA Port Authority 3,4                                  5.000        12/01/2035        10,189,900
----------------------------------------------------------------------------------------------------------------------------
      13,160,000   WA HFC (Single Family Programs) 2                              5.150        06/01/2037        13,309,761
----------------------------------------------------------------------------------------------------------------------------
       4,620,000   WA Tobacco Settlement Authority (TASC)                         6.500        06/01/2026         5,037,509
----------------------------------------------------------------------------------------------------------------------------
      14,285,000   WA Tobacco Settlement Authority (TASC)                         6.625        06/01/2032        15,577,221
                                                                                                             ---------------
                                                                                                                113,990,579


                 54 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

       PRINCIPAL                                                                                                      VALUE
          AMOUNT                                                                 COUPON          MATURITY        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--1.2%
$     14,020,000   Braxton County, WV Solid Waste Disposal
                   (Weyerhaeuser Company)                                         5.800%       06/01/2027    $   14,358,022
----------------------------------------------------------------------------------------------------------------------------
      21,700,000   Braxton County, WV Solid Waste Disposal
                   (Weyerhaeser Company) 3,4                                      5.400        05/01/2025        21,644,991
----------------------------------------------------------------------------------------------------------------------------
         600,000   Ohio County, WV Commission Special District Excise Tax
                   (Fort Henry Centre)                                            5.625        03/01/2036           605,940
----------------------------------------------------------------------------------------------------------------------------
          15,000   WV Hospital Finance Authority
                   (Charleston Area Medical Center)                               7.250        10/01/2014            15,036
----------------------------------------------------------------------------------------------------------------------------
      25,550,000   WV State Hsg. Devel. Fund 3,4                                  5.350        11/01/2032        25,670,745
                                                                                                             ---------------
                                                                                                                 62,294,734
----------------------------------------------------------------------------------------------------------------------------
WISCONSIN--2.1%
          15,000   Badger, WI Tobacco Asset Securitization Corp.                  6.125        06/01/2027            15,949
----------------------------------------------------------------------------------------------------------------------------
      40,935,000   Badger, WI Tobacco Asset Securitization Corp.                  6.375        06/01/2032        43,802,497
----------------------------------------------------------------------------------------------------------------------------
       4,450,000   Janesville, WI Pollution Control (General Motors Corp.)        5.550        04/01/2009         4,404,165
----------------------------------------------------------------------------------------------------------------------------
       6,510,000   Kaukauna, WI Environmental Improvement
                   (International Paper Company)                                  5.250        06/01/2029         6,453,949
----------------------------------------------------------------------------------------------------------------------------
         670,000   Milwaukee, WI (Aero Milwaukee)                                 6.500        01/01/2025           719,138
----------------------------------------------------------------------------------------------------------------------------
       1,350,000   Milwaukee, WI (Air Cargo)                                      7.500        01/01/2025         1,475,375
----------------------------------------------------------------------------------------------------------------------------
         165,000   New Berlin, WI Hsg. Authority (Pinewood Creek)                 6.800        11/01/2012           169,241
----------------------------------------------------------------------------------------------------------------------------
         160,000   New Berlin, WI Hsg. Authority (Pinewood Creek)                 6.850        05/01/2013           164,112
----------------------------------------------------------------------------------------------------------------------------
       1,595,000   New Berlin, WI Hsg. Authority (Pinewood Creek)                 7.125        05/01/2024         1,632,004
----------------------------------------------------------------------------------------------------------------------------
       1,750,000   Sokaogon, WI Chippewa Community (Gaming)                       7.000        01/01/2026         1,735,563
----------------------------------------------------------------------------------------------------------------------------
       2,000,000   Sokaogon, WI Chippewa Community (Gaming)                       8.250        01/01/2017         1,987,540
----------------------------------------------------------------------------------------------------------------------------
       1,000,000   WI H&EFA (Eastcastle Place)                                    6.125        12/01/2034         1,017,150
----------------------------------------------------------------------------------------------------------------------------
       4,400,000   WI H&EFA (Hess Memorial Hospital Assoc.)                       7.750        11/01/2015         4,477,836
----------------------------------------------------------------------------------------------------------------------------
          50,000   WI H&EFA (Milwaukee Catholic Home)                             7.250        07/01/2017            50,957
----------------------------------------------------------------------------------------------------------------------------
       1,300,000   WI H&EFA (Wisconsin Illinois Senior Hsg.)                      5.650        08/01/2021         1,312,064
----------------------------------------------------------------------------------------------------------------------------
       2,385,000   WI H&EFA (Wisconsin Illinois Senior Hsg.)                      5.800        08/01/2029         2,402,434
----------------------------------------------------------------------------------------------------------------------------
       8,000,000   WI H&EFA (Ministry Health Care) 3,4                            5.250        02/15/2032         8,314,400
----------------------------------------------------------------------------------------------------------------------------
      19,230,000   WI Hsg. & Economic Devel. Authority 3,4                        5.100        09/01/2024        19,348,457
----------------------------------------------------------------------------------------------------------------------------
      15,200,000   WI Hsg. & Economic Devel. Authority 3,4                        4.950        03/01/2024        15,207,600
----------------------------------------------------------------------------------------------------------------------------
         250,000   WI Lac Courte Oreilles Band of Lake Superior
                   Chippewa Indians                                               8.000        12/01/2018           248,526
                                                                                                             ---------------
                                                                                                                114,938,957
----------------------------------------------------------------------------------------------------------------------------
WYOMING--0.0%
         500,000   Jackson, WY National Rural Utilities Cooperative
                   (Lower Valley Power & Light Company)                           5.875        05/01/2026           509,410
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,028,773,612)--117.8%                                                     6,241,356,517
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(17.8)                                                                  (943,840,064)
                                                                                                             ---------------
NET ASSETS-100.0%                                                                                            $5,297,516,453
                                                                                                             ===============


                 55 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

2. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

3. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4. Security has been restated. See Note 9 of accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $34,913,315, which represents 0.66% of the Fund's net assets. See Note 5 of accompanying Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ADA          Atlanta Devel. Authority
AHS          Adventist Health System
CAU          Clark Atlanta University
CCRC         Continuing Care Retirement Community
CDA          Communities Devel. Authority
CFGH         Central Florida Group Homes
COP          Certificates of Participation
CV           Chippewa Valley
DA           Dormitory Authority
DRIVERS      Derivative Inverse Tax Exempt Receipts
EDA          Economic Devel. Authority
EDC          Economic Devel. Corp.
EDFA         Economic Devel. Finance Authority
EF&CD        Environmental Facilities and Community Devel.
FH           Foothill Hospital
FMC          Flagstaff Medical Center
GO           General Obligation
H&EFA        Health and Educational Facilities Authority
H&HEFA       Hospitals and Higher Education Facilities Authority
HDA          Hospital Devel. Authority
HDC          Housing Devel. Corp.
HE&HF        Higher Educational and Housing Facilities
HE&HFA       Higher Education and Health Facilities Authority
HFA          Housing Finance Agency
HFC          Housing Finance Corp.
HFDC         Health Facilities Devel. Corp.
HJDOI        Hospital for Joint Diseases Orthopedic Institute
IDA          Industrial Devel. Agency
IDC          Industrial Devel. Corp.
IF&PCFA      Industrial Facilities & Pollution Control Financing Authority
IRS          Inverse Rate Security
JFK          John Fitzgerald Kennedy
LUHS         Loyola University Health Systems
LUMC         Loyola University Medical Center
MHM          McKenna Health Management
MHS          McKenna Health System
MMH          McKenna Memorial Hospital
MSH/NYU      Mount Sinai Hospital/New York University
NYC          New York City
NYS          New York State
OCC          Oakview Care Center
RHA          Resource Healthcare of America
RITES        Residual Interest Tax Exempt Security
ROLs         Residual Option Longs
Res Rec      Resource Recovery Facility
TASC         Tobacco Settlement Asset-Backed Bonds
TFABs        Tobacco Flexible Amortization Bonds
YMCA         Young Men's Christian Assoc.


                 56 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                  VALUE 1     PERCENT 1
--------------------------------------------------------------------------------
Tobacco Settlement Payments                        $1,336,647,877          21.4%
Airlines                                              781,035,721          12.5
Marine/Aviation Facilities                            426,581,220           6.9
Multifamily Housing                                   388,477,238           6.2
Special Assessment                                    382,951,880           6.1
Hospital/Health Care                                  374,438,047           6.0
Electric Utilities                                    348,525,408           5.6
Single Family Housing                                 268,119,939           4.3
General Obligation                                    245,977,937           3.9
Hotels, Restaurants & Leisure                         213,993,483           3.4
Manufacturing, Durable Goods                          188,142,346           3.0
Special Tax                                           165,740,683           2.7
Adult Living Facilities                               152,903,651           2.4
Paper, Containers & Packaging                         145,405,421           2.3
Resource Recovery                                     142,650,536           2.3
Higher Education                                      110,203,733           1.8
Gas Utilities                                          89,939,502           1.4
Manufacturing, Non-Durable Goods                       87,882,175           1.4
Not-for-Profit Organization                            85,362,067           1.4
Pollution Control                                      69,392,384           1.1
Sales Tax Revenue                                      53,864,308           0.9
Municipal Leases                                       48,513,898           0.8
Water Utilities                                        38,989,488           0.6
Highways/Railways                                      34,891,327           0.6
Education                                              29,659,365           0.5
Parking Fee Revenue                                    18,480,345           0.3
Sewer Utilities                                        12,088,811           0.2
Sports Facility Revenue                                   302,331           0.0
Student Loans                                             195,396           0.0
                                                   -----------------------------
Total                                              $6,241,356,517         100.0%
                                                   =============================

1. Restated. See Note 9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES
(As restated, see Note 9)
--------------------------------------------------------------------------------

JULY 31, 2006
-----------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments, at value (cost $6,028,773,612)--see accompanying statement of investments           $ 6,241,356,517
-----------------------------------------------------------------------------------------------------------------
Cash                                                                                                  68,701,411
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                              62,697,836
Shares of beneficial interest sold                                                                    40,219,994
Investments sold                                                                                       9,365,757
Other                                                                                                     54,611
                                                                                                 ----------------
Total assets                                                                                       6,422,396,126

-----------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                                       991,150,000
Investments purchased (including $67,589,769 purchased on a when-issued basis
or forward commitment)                                                                               117,750,754
Shares of beneficial interest redeemed                                                                 9,632,207
Dividends                                                                                              4,913,917
Distribution and service plan fees                                                                       655,070
Trustees' compensation                                                                                   314,992
Transfer and shareholder servicing agent fees                                                            206,231
Shareholder communications                                                                                98,325
Interest expense                                                                                          37,000
Other                                                                                                    121,177
                                                                                                 ----------------
Total liabilities                                                                                  1,124,879,673

-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $ 5,297,516,453
                                                                                                 ================

-----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                  $ 5,087,398,284
-----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                      6,099,618
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                          (8,564,354)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                           212,582,905
                                                                                                 ----------------
NET ASSETS                                                                                       $ 5,297,516,453
                                                                                                 ================


                 58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $3,439,135,260 and 275,828,908 shares of beneficial interest outstanding)          $12.47
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                           $13.09
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $558,386,529 and 44,674,234 shares of beneficial interest outstanding)             $12.50
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,299,994,664 and 104,434,901 shares of beneficial interest outstanding)          $12.45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                                $ 305,000,413
------------------------------------------------------------------------------------------------------
Other income                                                                                      451
                                                                                        --------------
Total investment income                                                                   305,000,864

------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees                                                                            16,430,868
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                     4,048,268
Class B                                                                                     4,803,464
Class C                                                                                     9,441,710
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                     1,091,738
Class B                                                                                       352,922
Class C                                                                                       558,096
------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                       134,662
Class B                                                                                        45,266
Class C                                                                                        67,976
------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)            34,799,787
------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                              3,115,863
------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                        305,215
------------------------------------------------------------------------------------------------------
Other                                                                                         879,450
                                                                                        --------------
Total expenses                                                                             76,075,285

------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     228,925,579

------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                           (1,735,179)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                      (64,213,301)

------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 162,977,099
                                                                                        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                        2006                2005
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income                                           $   228,925,579     $   139,800,688
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             (1,735,179)         13,663,143
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                               (64,213,301)        272,949,618
                                                                ------------------------------------
Net increase in net assets resulting from operations                162,977,099         426,413,449

----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (148,596,538)        (89,316,259)
Class B                                                             (24,985,161)        (24,198,317)
Class C                                                             (49,377,636)        (28,160,685)

----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial
interest transactions:
Class A                                                           1,166,918,418       1,407,359,926
Class B                                                              39,436,284         166,634,889
Class C                                                             444,988,006         541,739,166

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Total increase                                                    1,591,360,472       2,400,472,169
----------------------------------------------------------------------------------------------------
Beginning of period                                               3,706,155,981       1,305,683,812
                                                                ------------------------------------
End of period (including accumulated net investment income
of $6,099,618 and $133,374, respectively)                       $ 5,297,516,453     $ 3,706,155,981
                                                                ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $   162,977,099
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                                 (2,710,120,249)
Proceeds from disposition of investment securities                                 1,110,010,834
Short-term investment securities, net                                               (273,420,485)
Premium amortization                                                                   9,960,507
Discount accretion                                                                   (16,505,188)
Net realized loss on investments                                                       4,793,815
Net change in unrealized appreciation on investments                                  61,154,665
Increase in interest receivable                                                       (7,107,255)
Decrease in receivable for securities sold                                            35,276,599
Increase in other assets                                                                 (23,320)
Decrease in payable for securities purchased                                        (155,150,331)
Increase in payable for accrued expenses                                                 204,705
                                                                                 ----------------
Net cash used in operating activities                                             (1,777,948,604)

-------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
-------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                       1,556,700,000
Payments on bank borrowing                                                        (1,573,800,000)
Proceeds from short-term floating rate notes issued                                  407,945,000
Proceeds from shares sold                                                          2,631,933,398
Payment on shares redeemed                                                        (1,070,222,368)
Cash distributions paid                                                             (108,344,798)
                                                                                 ----------------
Net cash provided by financing activities                                          1,844,211,232
-------------------------------------------------------------------------------------------------
Net increase in cash                                                                  66,262,628
-------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                2,438,783
                                                                                 ----------------
Cash, ending balance                                                             $    68,701,411
                                                                                 ================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $112,632,411.

Cash paid for interest on bank borrowings--$3,234,221.

Cash paid for interest on short-term floating rate notes issued--$34,799,787.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A           YEAR ENDED JULY 31,                 2006               2005             2004             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    12.69         $    11.13         $  10.64         $  11.28         $  11.25
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .69 1              .78 1            .85              .92              .71
Net realized and unrealized gain (loss)               (.24)              1.59              .50             (.67)             .03
                                                ------------------------------------------------------------------------------------
Total from investment operations                       .45               2.37             1.35              .25              .74
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.67)              (.81)            (.86)            (.89)            (.71)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    12.47         $    12.69         $  11.13         $  10.64         $  11.28
                                                ====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    3.79%             21.97%           12.78%            2.36%            6.89%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)        $3,439,135         $2,309,856         $731,565         $306,857         $193,452
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $2,721,861         $1,366,113         $506,440         $252,496         $ 73,877
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 5.60%              6.46%            7.54%            8.44%            6.61%
Expenses excluding interest and fees
on short-term floating rate notes issued              0.67%              0.69%            0.80%            1.04%            1.06%
Interest and fees on short-term
floating rate notes issued 4                          0.81%              0.39%            0.37%            0.51%            0.42%
                                                ------------------------------------------------------------------------------------
Total expenses                                        1.48%              1.08%            1.17%            1.55%            1.48%
Expenses after payments and waivers
and reduction to custodian expenses                   1.48%              1.08%            1.17%            1.55%            1.31% 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 24%                 6%              14%              25%              54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 63 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS B           YEAR ENDED JULY 31,                  2006             2005             2004             2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  12.72         $  11.15         $  10.66         $  11.30         $ 11.27
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .60 1            .70 1            .77              .83             .63
Net realized and unrealized gain (loss)                (.24)            1.59              .49             (.66)            .02
                                                   ------------------------------------------------------------------------------
Total from investment operations                        .36             2.29             1.26              .17             .65
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.58)            (.72)            (.77)            (.81)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  12.50         $  12.72         $  11.15         $  10.66         $ 11.30
                                                   ==============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     2.97%           21.09%           11.89%            1.57%           6.07%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $558,386         $528,192         $308,778         $188,645         $90,547
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $533,869         $410,031         $256,425         $141,819         $36,100
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.84%            5.80%            6.80%            7.67%           5.85%
Expenses excluding interest and fees
on short-term floating rate notes issued               1.46%            1.48%            1.56%            1.81%           1.80%
Interest and fees on short-term
floating rate notes issued 4                           0.81%            0.39%            0.37%            0.51%           0.42%
                                                   ------------------------------------------------------------------------------
Total expenses                                         2.27%            1.87%            1.93%            2.32%           2.22%
Expenses after payments and waivers
and reduction to custodian expenses                    2.27%            1.87%            1.93%            2.32%           2.05% 5
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  24%               6%              14%              25%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS C           YEAR ENDED JULY 31,                2006             2005             2004             2003            2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    12.67         $  11.11         $  10.63         $  11.27         $ 11.24
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .60 1            .68 1            .76              .83             .61
Net realized and unrealized gain (loss)              (.24)            1.60              .49             (.66)            .04
                                               --------------------------------------------------------------------------------
Total from investment operations                      .36             2.28             1.25              .17             .65
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.58)            (.72)            (.77)            (.81)           (.62)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $    12.45         $  12.67         $  11.11         $  10.63         $ 11.27
                                               ================================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   3.01%           21.08%           11.83%            1.59%           6.09%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $1,299,995         $868,108         $265,340         $111,710         $49,248
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $1,050,344         $488,562         $193,845         $ 85,483         $13,453
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                4.83%            5.68%            6.76%            7.68%           5.88%
Expenses excluding interest and fees
on short-term floating rate notes issued             1.44%            1.46%            1.56%            1.80%           1.80%
Interest and fees on short-term
floating rate notes issued 4                         0.81%            0.39%            0.37%            0.51%           0.42%
                                               --------------------------------------------------------------------------------
Total expenses                                       2.25%            1.85%            1.93%            2.31%           2.22%
Expenses after payments and waivers
and reduction to custodian expenses                  2.25%            1.85%            1.93%            2.31%           2.05% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                24%               6%              14%              25%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Rochester National Municipals (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                 66 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $67,589,769 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 35% of its total assets in inverse floaters. Inverse floaters amount to $407,192,478 as of July 31, 2006, which represents 6.34% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered


                 67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At July 31, 2006 municipal bond holdings with a value of $1,396,339,018 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $991,150,000 in short-term floating rate notes issued and outstanding at that date. See Note 9.

At July 31, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

  PRINCIPAL                                                                                       VALUE AS OF
     AMOUNT    INVERSE FLOATER 1                                    COUPON 2     MATURITY       JULY 31, 2006
-------------------------------------------------------------------------------------------------------------
$ 5,000,000    Atlanta, GA Airport Passenger Facility ROLs            6.100%       1/1/34       $   5,251,600
  2,750,000    Beacon, FL Tradeport Community Devel.
               District RITES                                         8.897        5/1/32           3,550,800
  5,425,000    Braxton County, WV Solid Waste
               Disposal ROLs 3                                       10.040        5/1/25           5,369,990
  3,375,000    Brazos River Authority, TX ROLs 3                      9.645        5/1/29           3,770,010
  2,500,000    Broward County, FL Educational
               Facilities Authority ROLs                              8.320        4/1/36           2,757,650
  2,250,000    CA GO ROLs 3                                           7.403       12/1/18           2,278,485
  5,250,000    CA GO ROLs 3                                           8.011       12/1/25           5,297,880
 14,375,000    CA GO ROLs 3                                           8.620       12/1/36          14,472,750
  3,000,000    Chelan County, WA Public Utility
               District RITES                                         8.732        1/1/36           3,762,540
  8,050,000    Chicago, IL O'Hare International Airport RITES        10.283        1/1/29          11,375,133
  2,000,000    Chicago, IL O'Hare International Airport ROLs          8.458        1/1/34           2,046,440
  2,065,000    Clark County, NV Industrial Devel. RITES               8.528       12/1/38           2,526,321
  5,285,000    Clark County, NV Industrial Devel. ROLs                6.570        7/1/34           5,654,633
  6,000,000    Clark County, NV Industrial Devel. ROLs                6.570        3/1/38           6,451,440
  4,800,000    Clark County, NV Industrial Devel. ROLs                8.230       12/1/33           5,092,896
  7,500,000    Columbia, SC Parking Facility ROLs                     6.100        2/1/37           7,838,775
  6,000,000    Dallas-Fort Worth, TX International
               Airport RITES                                          6.421       11/1/27           6,173,400
  8,125,000    Dallas-Fort Worth, TX International
               Airport ROLs                                          10.486       11/1/33           9,959,787
  2,000,000    Denver, CO City & County Airport DRIVERS               8.126       5/15/13           2,315,840
  2,595,000    District of Columbia HFA RITES                         7.667       12/1/21           2,429,647
  3,500,000    Grant County, WA Public Utility District RITES         6.466        1/1/22           3,545,990
  1,750,000    Halifax County, VA IDA RITES                           8.828        6/1/28           2,287,005
  2,125,000    HI Dept. of Budget & Finance RITES                     6.728        9/1/32           2,286,075
  2,500,000    HI Dept. of Budget & Finance RITES                     6.332       12/1/22           2,729,700


                 68 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

  PRINCIPAL                                                                                               VALUE AS OF
     AMOUNT   INVERSE FLOATER 1                                           COUPON 2        MATURITY      JULY 31, 2006
---------------------------------------------------------------------------------------------------------------------
$ 4,200,000   Hutto, TX Independent School District ROLs                    8.598%          8/1/37      $   4,609,836
 20,000,000   IA Tobacco Settlement Authority ROLs 3                        9.074           6/1/46         21,761,600
  2,125,000   IL Health Facilities Authority RITES                          6.956          2/15/25          2,376,430
  2,500,000   IN Health Facility Financing Authority RITES                  8.432          11/1/31          3,359,750
  1,690,000   IN Health Facility Financing Authority RITES                  8.426          11/1/31          2,271,191
  4,500,000   Jacksonville, FL Health Facilities Authority ROLs             9.592         11/15/32          5,090,310
  6,000,000   Johnson City, TN Health & Educational
              Facilities Board RITES                                        6.173           7/1/36          6,530,940
  1,875,000   LA Public Facilities Authority ROLs                           8.578          5/15/22          1,928,100
  2,500,000   Lancaster, TX Independent School
              District GO RITES                                             9.432          2/15/34          3,684,300
  6,025,000   Lancaster, TX Independent School
              District ROLs                                                 6.100          2/15/34          6,379,511
    985,000   Lombard, IL Facilities Corp. ROLs                             9.552           1/1/30          1,149,731
  1,250,000   Lombard, IL Facilities Corp. ROLs                             9.552           1/1/30          1,447,475
  3,250,000   Long Beach, CA Harbor DRIVERS                                 8.956          5/15/27          3,734,185
  2,000,000   MA GO ROLs                                                    8.578           8/1/27          2,482,120
  2,500,000   MA H&EFA RITES                                                6.560          8/15/35          2,604,850
 13,020,000   MA HFA RITES 3                                                7.595           7/1/25         14,399,078
  5,640,000   MA HFA ROLs                                                   8.488           7/1/22          5,817,096
  1,240,000   ME State Hsg. Authority Mtg. ROLs                             9.025         11/15/22          1,328,933
  2,055,000   Metropolitan Washington D.C.
              Airport Authority DRIVERS                                     8.540          10/1/11          2,251,910
  5,575,000   Metropolitan Washington D.C.
              Airport Authority ROLs                                        9.472          10/1/32          6,229,505
  1,250,000   Metropolitan Washington D.C.
              Airport Authority ROLs                                        8.478          10/1/34          1,331,800
  1,250,000   Metropolitan Washington D.C.
              Airport Authority ROLs                                        8.458          10/1/35          1,354,750
  8,200,000   Metropolitan Washington D.C. Airport
              Authority ROLs                                                6.070          10/1/35          8,573,100
  6,580,000   Metropolitan Washington D.C. Airport
              Authority ROLs, Series A                                      7.579          10/1/20          7,064,749
  2,475,000   MI Higher Education Student Loan
              Authority RITES                                               8.128           9/1/26          2,783,187
  2,000,000   MI Strategic Fund Limited Obligation
              (Detroit Edison Company) ROLs                                10.486           6/1/30          2,471,440
 17,535,000   Miami-Dade County, FL Aviation ROLs                           8.478          10/1/37         18,239,556
  8,650,000   Miami-Dade County, FL Aviation ROLs                           6.070          10/1/35          8,912,441
  8,895,000   Miami-Dade County, FL Aviation ROLs                           8.230          10/1/38          9,455,207
  4,375,000   MS Hospital Equipment & Facilities
              Authority RITES                                               6.539           9/1/24          4,443,513
 11,700,000   New Orleans, LA Exhibit Hall Special Tax
              (Ernest N. Morial) ROLs                                       6.600          7/15/28         12,589,083
  7,395,000   NJ EDA ROLs                                                   9.619         12/15/15         10,107,634
  2,125,000   North Little Rock, AR Residential
              Hsg. Facilities Board RITES                                   8.832          2/20/17          2,387,098
  3,000,000   Puerto Rico Public Finance Corp. ROLs 3                      22.363           8/1/27          4,979,100
  2,000,000   RI Hsg. & Mtg. Finance Corp. RITES                            6.997          10/1/22          2,106,440
 10,565,000   San Antonio, TX Convention Center
              Hotel Finance Corp. ROLs                                      8.458          7/15/39         10,965,202
 14,410,000   San Antonio, TX Convention Center
              Hotel Finance Corp. ROLs                                      8.478          7/15/34         15,093,322


                 69 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

  PRINCIPAL                                                                                      VALUE AS OF
     AMOUNT   INVERSE FLOATER 1                                   COUPON 2      MATURITY       JULY 31, 2006
------------------------------------------------------------------------------------------------------------
$ 7,315,000   SC GO ROLs                                            6.058%        8/1/19        $  7,934,288
  1,720,000   SC Hsg. Finance & Devel. Authority RITES              5.731         1/1/23           1,760,420
  2,775,000   SC Hsg. Finance & Devel. Authority ROLs               9.271         7/1/34           2,936,339
  7,105,000   Tacoma, WA Port Authority ROLs                        8.230        12/1/30           7,644,696
 10,000,000   TX Dept. of Hsg. & Community Affairs RITES            6.456         7/1/34          10,205,400
  2,500,000   TX GO RITES                                          10.928        12/1/28           2,875,000
  4,000,000   TX Turnpike Authority ROLs                            8.578        8/15/42           4,240,240
  3,000,000   TX Veterans Hsg. Assistance RITES                     9.328         6/1/29           3,331,680
  7,795,000   Wayne County, MI Airport Authority ROLs               8.478        12/1/29           8,410,493
  2,000,000   WI H&EFA RITES                                        7.432        2/15/32           2,314,400
  3,205,000   WI Hsg. & Economic Devel. Authority RITES             7.978         9/1/24           3,323,457
  3,800,000   WI Hsg. & Economic Devel. Authority ROLs              8.265         3/1/24           3,807,600
  4,765,000   WV Hsg. Devel. Fund RITES                             7.912        11/1/32           4,885,745
                                                                                                ------------
                                                                                                $405,189,018
                                                                                                ============

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 56 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

3. Security is subject to a shortfall and forbearance agreement. See Note 1 of accompanying Notes.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $198,000,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $172,036,835, representing 3.25% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.


                 70 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED      OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS     FOR FEDERAL INCOME
    INCOME                    GAIN     CARRYFORWARD 1,2,3           TAX PURPOSES
    ----------------------------------------------------------------------------
    $12,237,699                $--             $6,336,277           $210,354,826

1. As of July 31, 2006, the Fund had $6,336,277 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                    EXPIRING
                    --------------------------------
                    2012                  $3,586,519
                    2014                   2,749,758
                                          ----------
                    Total                 $6,336,277
                                          ==========

2. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2005, the Fund utilized $16,514,248 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                             YEAR ENDED         YEAR ENDED
                                          JULY 31, 2006      JULY 31, 2005
      --------------------------------------------------------------------
      Distributions paid from:
      Exempt-interest dividends            $219,847,314       $141,675,261
      Ordinary income                         3,112,021                 --
                                           -------------------------------
      Total                                $222,959,335       $141,675,261
                                           ===============================


                 71 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities            $5,039,851,691
                                                   ===============
         Gross unrealized appreciation             $  308,917,793
         Gross unrealized depreciation                (98,562,967)
                                                   ---------------
         Net unrealized appreciation               $  210,354,826
                                                   ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $207,735 and payments of $14,862 were made to retired trustees, resulting in an accumulated liability of $260,478 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash


                 72 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                               YEAR ENDED JULY 31, 2006                   YEAR ENDED JULY 31, 2005
                                          SHARES                 AMOUNT              SHARES                 AMOUNT
-------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                 151,329,225         $1,872,703,060         133,239,665         $1,612,797,528
Dividends and/or
distributions reinvested               6,344,165             78,337,015           3,545,591             42,823,965
Redeemed                             (63,845,028)          (784,121,657)        (20,526,179)          (248,261,567)
                                     ------------------------------------------------------------------------------
Net increase                          93,828,362         $1,166,918,418         116,259,077         $1,407,359,926
                                     ==============================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                   9,219,328         $  114,329,770          17,084,575         $  205,710,784
Dividends and/or
distributions reinvested                 897,736             11,108,543             820,743              9,875,104
Redeemed                              (6,964,743)           (86,002,029)         (4,071,776)           (48,950,999)
                                     ------------------------------------------------------------------------------
Net increase                           3,152,321         $   39,436,284          13,833,542         $  166,634,889
                                     ==============================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                  50,564,974         $  624,690,798          47,841,160         $  580,425,334
Dividends and/or
distributions reinvested               1,881,037             23,186,853           1,061,481             12,801,896
Redeemed                             (16,519,059)          (202,889,645)         (4,272,766)           (51,488,064)
                                     ------------------------------------------------------------------------------
Net increase                          35,926,952         $  444,988,006          44,629,875         $  541,739,166
                                     ==============================================================================


                 73 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                                    PREVIOUSLY REPORTED                    RESTATED, SEE NOTE 9
                                            PURCHASES             SALES             PURCHASES             SALES
----------------------------------------------------------------------------------------------------------------
Investment securities                  $2,762,030,032    $1,830,883,575        $2,710,120,249    $1,110,010,834

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

            FEE SCHEDULE
            -------------------------------------------------------
            Up to $200 million of net assets                  0.60%
            Next $100 million of net assets                   0.55
            Next $200 million of net assets                   0.50
            Next $250 million of net assets                   0.45
            Next $250 million of net assets                   0.40
            Over $1 billion of net assets                     0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $1,923,726 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholders approval. Shareholders will be notified of any such


                 74 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $17,009,705 and $14,596,610, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                                CLASS A         CLASS B         CLASS C
                              CLASS A        CONTINGENT      CONTINGENT      CONTINGENT
                            FRONT-END          DEFERRED        DEFERRED        DEFERRED
                        SALES CHARGES     SALES CHARGES   SALES CHARGES   SALES CHARGES
                          RETAINED BY       RETAINED BY     RETAINED BY     RETAINED BY
   YEAR ENDED             DISTRIBUTOR       DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------
July 31, 2006              $3,740,494          $340,835      $1,517,954        $482,194

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its


                 75 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $74,557,534 at an average daily interest rate of 4.280%. The Fund had no borrowings outstanding at July 31, 2006. The Fund had gross borrowings and gross loan repayments of $1,556,700,000 and $1,573,800,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $263,800,000. The Fund paid $392,170 in fees and $3,234,221 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.


                 76 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the July 31, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended July 31, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its July 31, 2006 Statement of Investments, its July 31, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2005 and fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the restatement, the Fund also included a Statement of Cash Flows for its fiscal year ending July 31, 2006.

      The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2006

                                                                             PREVIOUSLY REPORTED                 RESTATED
---------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value                                                          $ 5,250,206,517          $ 6,241,356,517
  Cost of investments                                                              5,038,300,276            6,028,773,612*
  Total assets                                                                     5,431,246,126            6,422,396,126
LIABILITIES
  Payable for short-term floating rate notes issued                                          N/A              991,150,000
  Total liabilities                                                                  133,729,673            1,124,879,673
NET ASSETS
  Accumulated net realized loss on investments                                        (7,887,690)              (8,564,354)*
  Net unrealized appreciation on investments                                         211,906,241              212,582,905*

*The restated amounts include an increase to "Accumulated net realized loss on investments", a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments" in the amount of $391,553 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2006

                                                                             PREVIOUSLY REPORTED                 RESTATED
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                                       $   270,200,626          $   305,000,413
  Total investment income                                                            270,201,077              305,000,864
EXPENSES
  Interest expense and fees on short-term floating rate notes issued                         N/A               34,799,787
  Total expenses                                                                      41,275,498               76,075,285


                 77 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

                                                                  PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
   Net realized loss on investments                                      $ (4,117,151)     $ (1,735,179)
   Net change in unrealized appreciation on investments                   (61,831,329)      (64,213,301)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING
JULY 31, 2006 AND 2005

OPERATIONS 2006                                                   PREVIOUSLY REPORTED          RESTATED
   Net realized loss                                                     $ (4,117,151)     $ (1,735,179)
   Net change in unrealized appreciation                                  (61,831,329)      (64,213,301)

OPERATIONS 2005                                                   PREVIOUSLY REPORTED          RESTATED
   Net realized gain                                                     $ 16,330,226      $ 13,663,143
   Net change in unrealized appreciation                                  270,282,535       272,949,618

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31,
2006, 2005, 2004, 2003 AND 2002

RATIOS TO AVERAGE                 INTEREST AND                        EXPENSES AFTER
NET ASSETS:                            FEES ON                          PAYMENTS AND
                                    SHORT-TERM                           WAIVERS AND      PORTFOLIO
                                 FLOATING RATE          TOTAL           REDUCTION TO       TURNOVER
                                  NOTES ISSUED       EXPENSES     CUSTODIAN EXPENSES           RATE
----------------------------------------------------------------------------------------------------
CLASS A
2006 Previously
     Reported                              N/A           0.67%                  0.67%            53%
2006 Restated                             0.81%          1.48%                  1.48%            24%
2005 Previously
     Reported                              N/A           0.69%                  0.69%            22%
2005 Restated                             0.39%          1.08%                  1.08%             6%
2004 Previously
     Reported                              N/A           0.80%                  0.80%            44%
2004 Restated                             0.37%          1.17%                  1.17%            14%
2003 Previously
     Reported                              N/A           1.04%                  1.04%            57%
2003 Restated                             0.51%          1.55%                  1.55%            25%
2002 Previously
     Reported                              N/A           1.06%                  0.89%           127%
2002 Restated                             0.42%          1.48%                  1.31%            54%


                 78 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

RATIOS TO AVERAGE                      INTEREST AND                        EXPENSES AFTER
NET ASSETS:                                 FEES ON                          PAYMENTS AND
                                         SHORT-TERM                           WAIVERS AND       PORTFOLIO
                                      FLOATING RATE          TOTAL           REDUCTION TO        TURNOVER
                                       NOTES ISSUED       EXPENSES     CUSTODIAN EXPENSES            RATE
----------------------------------------------------------------------------------------------------------
CLASS B
2006 Previously
     Reported                                   N/A           1.46%                  1.46%             53%
2006 Restated                                  0.81%          2.27%                  2.27%             24%
2005 Previously
     Reported                                   N/A           1.48%                  1.48%             22%
2005 Restated                                  0.39%          1.87%                  1.87%              6%
2004 Previously
     Reported                                   N/A           1.56%                  1.56%             44%
2004 Restated                                  0.37%          1.93%                  1.93%             14%
2003 Previously
     Reported                                   N/A           1.81%                  1.81%             57%
2003 Restated                                  0.51%          2.32%                  2.32%             25%
2002 Previously
     Reported                                   N/A           1.80%                  1.63%            127%
2002 Restated                                  0.42%          2.22%                  2.05%             54%

----------------------------------------------------------------------------------------------------------
CLASS C
2006 Previously
Reported                                        N/A           1.44%                  1.44%             53%
2006 Restated                                  0.81%          2.25%                  2.25%             24%
2005 Previously
Reported                                        N/A           1.46%                  1.46%             22%
2005 Restated                                  0.39%          1.85%                  1.85%              6%
2004 Previously
Reported                                        N/A           1.56%                  1.56%             44%
2004 Restated                                  0.37%          1.93%                  1.93%             14%
2003 Previously
Reported                                        N/A           1.80%                  1.80%             57%
2003 Restated                                  0.51%          2.31%                  2.31%             25%
2002 Previously
Reported                                        N/A           1.80%                  1.63%            127%
2002 Restated                                  0.42%          2.22%                  2.05%             54%

While the Statements of Assets and Liabilities as of July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets or performance. While the Statements of Operations for the years ended July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                 79 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF OPPENHEIMER MULTI-STATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 9, the Fund has restated its financial statements and financial highlights as of and for the year ended July 31, 2006.


KPMG LLP

Denver, Colorado
September 14, 2006 (Except for Notes 3 and 9, for which the date is February 22,
2007)


                 80 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 81 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 82 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE            HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                                COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                        RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                     Director of American Commercial Lines (barge company) (since January 2005); Attorney
Chairman of the Board                   at Hogan & Hartson (law firm) (since June 1993); Director of Covanta Holding Corp.
of Trustees (since 2003),               (waste-to-energy company) (since 2002); Director of Weyerhaeuser Corp. (1999-April
Trustee (since 1993)                    2004); Director of Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods
Age: 75                                 (1993-2001); Director of Texas Instruments (1993-2001); Director of FMC Corporation
                                        (1993-2001). Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                        Trustee of the Committee for Economic Development (policy research foundation) (since
Trustee (since 2005)                    2005); Director of ICI Education Foundation (education foundation) (since October
Age: 65                                 1991); President of the Investment Company Institute (trade association) (October
                                        1991-June 2004); Director of ICI Mutual Insurance Company (insurance company)
                                        (October 1991-June 2004). Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                        A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in the
Trustee (since 1993)                    OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,                   Distinguished Presidential Fellow for International Affairs (since 2002) and Member
Trustee (since 1999)                    (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since
Age: 67                                 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since
                                        2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of
                                        Science Initiative Group (since 1999); Member of the American Philosophical Society
                                        (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third
                                        World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004);
                                        Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                        University (1983-1991). Oversees 43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                         Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)                    1998); and Senior Vice President and General Auditor of American Express
Age: 63                                 Company (financial services company) (July 1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                         Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since
Trustee (since 2002)                    2002); Managing Director of Carmona Motley, Inc. (privately-held financial adviser)
Age: 54                                 (since January 2002); Managing Director of Carmona Motley Hoffman Inc.
                                        (privately-held financial adviser) (January 1998-December 2001); Member of the
                                        Finance and Budget Committee of the Council on Foreign Relations, the Investment
                                        Committee of the Episcopal Church of America, the Investment Committee and Board of
                                        Human Rights Watch and the Investment Committee of Historic Hudson Valley. Oversees
                                        43 portfolios in the OppenheimerFunds complex.


                 83 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                     Director of Dominion Resources, Inc. (electric utility holding company) (February
Trustee (since 1989)                    1972-October 2005); Former Director of Prime Retail, Inc. (real estate investment
Age: 79                                 trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's
                                        Mutual Casualty Company, American Motorists Insurance Company and American
                                        Manufacturers Mutual Insurance Company; Former President and Chief Executive Officer
                                        of The Conference Board, Inc. (international economic and business research).
                                        Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,               Chairman of The Directorship Search Group, Inc. (corporate governance consulting and
Trustee (since 1989)                    executive recruiting) (since 1993); Life Trustee of International House (non-profit
Age: 74                                 educational organization); Founder, Chairman and Chief Executive Officer of Russell
                                        Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st
                                        Lt. Strategic Air Command, U.S. Air Force (1954-1958). Oversees 43 portfolios in the
                                        OppenheimerFunds complex.

JOSEPH M. WIKLER,                       Director of the following medical device companies: Medintec (since 1992) and Cathco
Trustee (since 2005)                    (since 1996); Director of Lakes Environmental Association (since 1996); Member of the
Age: 65                                 Investment Committee of the Associated Jewish Charities of Baltimore (since 1994);
                                        Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                          President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)                    company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 58                                 Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                        Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                        Director of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the
                                        OppenheimerFunds complex.

BRIAN F. WRUBLE,                        General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)                    Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                                 (since September 2004); Member of Zurich Financial Investment Advisory Board
                                        (insurance) (since October 2004); Board of Governing Trustees of The Jackson
                                        Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced
                                        Study (non-profit educational institute) (since May 1992); Special Limited Partner of
                                        Odyssey Investment Partners, LLC (private equity investment) (January 1999-September
                                        2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August
                                        1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May
                                        2000-April 2002) (executive search firm). Oversees 53 portfolios in the
                                        OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                      THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                             FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                        INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                        OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                        REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                        OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.


                 84 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

JOHN V. MURPHY,                         Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and                  September 2000) of the Manager; President and a director or trustee of other
Principal Executive Officer             Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
(since 2001)                            (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
Age: 57                                 (holding company subsidiary of the Manager) (since July 2001); Director of
                                        OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                                        Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                        Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                        President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                        Centennial Asset Management Corporation, Trinity Investment Management Corporation
                                        and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset
                                        Management Corporation and OFI Private Investments, Inc. (since July 2001); President
                                        (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset
                                        Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                        Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                        Corporation (holding company parent of Babson Capital Management LLC) (since June
                                        1995); Member of the Investment Company Institute's Board of Governors (since October
                                        3, 2003); Chief Operating Officer of the Manager (September 2000-June 2001);
                                        President and Trustee of MML Series Investment Fund and MassMutual Select Funds
                                        (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                        Insurance Company (September 1999-August 2000); President, Chief Executive Officer
                                        and Director of MML Bay State Life Insurance Company (September 1999-August 2000);
                                        Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 91 portfolios in the
                                        OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                          THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
OF THE FUND                             WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                        MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924 AND
                                        FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS, ROCHESTER, NY
                                        14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                        RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                     Senior Vice President of the Manager since January 1996; Chairman of the Rochester
Vice President (since 2002)             Division of the Manager since January 1996; an officer of 14 portfolios in the
Age: 57                                 OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                     Vice President of the Manager since April 2001. An officer of 14 portfolios in the
Vice President and Portfolio            OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                       Vice President of the Manager since 2002; portfolio manager and trader at Victory
Vice President and Portfolio            Capital Management (1999-2002); an officer of 14 portfolios in the OppenheimerFunds
Manager (since 2005)                    complex.
Age: 34

TROY E. WILLIS,                         Assistant Vice President of the Manager since 2005; Associate Portfolio Manager of
Vice President and Portfolio            the Manager since 2003; corporate attorney for Southern Resource Group (1999-2003).
Manager (since 2005)                    An officer of 14 portfolios in the OppenheimerFunds complex.
Age: 33


                 85 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                       Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief                Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                      Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President
(since 2004)                            and Director of Internal Audit of the Manager (1997-February 2004). An officer of 91
Age: 56                                 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                        Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal                 the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting                Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)                    Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 46                                 Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                        (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                        Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                        (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                        Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                        1999),Centennial Asset Management Corporation (March 1999-October 2003) and
                                        OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                        Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March
                                        1999). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                         Executive Vice President (since January 2004) and General Counsel (since March 2002)
Secretary (since 2001)                  of the Manager; General Counsel and Director of the Distributor (since December
Age: 58                                 2001); General Counsel of Centennial Asset Management Corporation (since December
                                        2001); Senior Vice President and General Counsel of HarbourView Asset Management
                                        Corporation (since December 2001); Secretary and General Counsel of OAC (since
                                        November 2001); Assistant Secretary (since September 1997) and Director (since
                                        November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                        President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                                        2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001);
                                        Senior Vice President, General Counsel and Director of Shareholder Financial
                                        Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                        President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                        Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                        Program (since June 2003); Senior Vice President and General Counsel of OFI
                                        Institutional Asset Management, Inc. (since November 2001); Director of
                                        OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                        1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                        Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary
                                        of the following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                        Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                        International Ltd. (September 1997-November 2001). An officer of 91 portfolios in the
                                        OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                 86 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $67,500 in fiscal 2006 and $61,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $3,292 in fiscal 2006 and no such fees fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f) Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $90,907 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)
         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of February 8, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended July 31, 2006 and to their evaluation of the registrant's disclosure controls and procedures as of October 31, 2006 in connection with the certifications in registrant's Form N-Q for the period ended October 31, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to July 31, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended July 31, 2006.

Since October 31, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended July 31, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of February 8, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of July 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Accounting Standards No. 140.

ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.

       (3) Not applicable.

(b)    Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

By: /S/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/23/2007